UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

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[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust	Eaton Vance Series Trust
Eaton Vance Investment Trust	Eaton Vance Series Trust II
Eaton Vance Municipals Trust	Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust II	Eaton Vance Variable Trust
Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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PROXYSTATEMENT

EATON VANCE GROUP OF FUNDS

Two International Place

Boston, Massachusetts 02110

April 4, 2014

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of the Eaton Vance Group of Funds on Thursday, May 29, 2014.  There is only one item on the agenda, but it is an important one – the election of Trustees.  We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect three Trustees that have been appointed and are currently serving as Trustees but have not previously been elected by shareholders and two new Trustees that have been nominated for election.  The current Trustees serve and the nominees will serve on the Boards of multiple Eaton Vance Funds.  If all the nominated Trustees are elected, at least two-thirds of each Board will continue to be composed of Trustees who are independent of Fund management.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses.  Please note that we are required to provide you with one proxy card (or other means to vote) for each account that you own.

We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person.  However, your Fund does need your vote.  You can vote by mail, telephone, or over the Internet, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning the election of Trustees, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).  Your participation in this vote is extremely important.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE GROUP OF FUNDS

Two International Place

Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders

To Be Held May 29, 2014

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Thursday, May 29, 2014:  The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the website at www.proxyonline.com/docs/eatonvance.pdf.

A Special Meeting of Shareholders of each Eaton Vance Fund listed on the following pages will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on Thursday, May 29, 2014 at 11:30 a.m. (Eastern Time), for the following purposes:

1.

To consider and act upon a proposal to elect five Trustees.

2.

To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund.  The Boards of Trustees of the Funds have fixed the close of business on March 21, 2014 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  The Proxy Statement and accompanying material, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about April 4, 2014.

By Order of the Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

April 4, 2014

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of each Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Special Meeting of Shareholders – May 29, 2014

EATON VANCE GROUP OF FUNDS

The Funds in the Eaton Vance Group of Funds are part of various trusts.  Each Trust listed below is a “Trust” and collectively, the “Trusts.”  The Funds listed below are each a “Fund” and collectively, the “Funds.”  Certain of the Eaton Vance Funds are in the master-feeder structure and invest their assets in a corresponding portfolio.  Other funds may invest in multiple portfolios.  Each portfolio listed below is referred to herein as a “Portfolio” and collectively, the “Portfolios.”  The list below includes each Fund and, where applicable, the Portfolio(s) or other Fund(s) in which it invested as of the record date.

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Growth Trust	Eaton Vance Asian Small Companies Fund	Asian Small Companies Portfolio
(17 Funds)	Eaton Vance Atlanta Capital Focused Growth Fund	N/A
	Eaton Vance Atlanta Capital Select Equity Fund	N/A
	Eaton Vance Atlanta Capital SMID-Cap Fund	SMID-Cap Portfolio
	Eaton Vance Focused Growth Opportunities Fund	N/A
	Eaton Vance Focused Value Opportunities Fund	N/A
	Eaton Vance Global Natural Resources Fund	N/A
	Eaton Vance Greater China Growth Fund	N/A
	Eaton Vance Hexavest Emerging Markets Equity Fund	N/A
	Eaton Vance Hexavest Global Equity Fund	N/A
	Eaton Vance Hexavest International Equity Fund	N/A
	Eaton Vance Hexavest U.S. Equity Fund	N/A
	Eaton Vance Multi-Cap Growth Fund	N/A
	Eaton Vance Richard Bernstein All Asset Strategy Fund	N/A
	Eaton Vance Richard Bernstein Equity Strategy Fund	N/A
	Eaton Vance Worldwide Health Sciences Fund	Worldwide Health Sciences Portfolio
	Parametric Balanced Risk Fund	N/A

Eaton Vance Investment Trust	Eaton Vance Floating-Rate Municipal Income Fund	N/A
(5 Funds)	Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	N/A
	Eaton Vance National Limited Maturity Municipal Income Fund	N/A
	Eaton Vance New York Limited Maturity Municipal Income Fund	N/A
	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	N/A

Eaton Vance Municipals Trust	Eaton Vance Alabama Municipal Income Fund	N/A
(22 Funds)	Eaton Vance Arizona Municipal Income Fund	N/A
	Eaton Vance Arkansas Municipal Income Fund	N/A
	Eaton Vance California Municipal Income Fund	N/A
	Eaton Vance Connecticut Municipal Income Fund	N/A
	Eaton Vance Georgia Municipal Income Fund	N/A
	Eaton Vance Kentucky Municipal Income Fund	N/A
	Eaton Vance Maryland Municipal Income Fund	N/A
	Eaton Vance Massachusetts Municipal Income Fund	N/A
	Eaton Vance Minnesota Municipal Income Fund	N/A
	Eaton Vance Missouri Municipal Income Fund	N/A
	Eaton Vance Municipal Opportunities Fund	N/A
	Eaton Vance National Municipal Income Fund	N/A

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Municipals Trust (cont.)	Eaton Vance New Jersey Municipal Income Fund	N/A
	Eaton Vance New York Municipal Income Fund	N/A
	Eaton Vance North Carolina Municipal Income Fund	N/A
	Eaton Vance Ohio Municipal Income Fund	N/A
	Eaton Vance Oregon Municipal Income Fund	N/A
	Eaton Vance Pennsylvania Municipal Income Fund	N/A
	Eaton Vance South Carolina Municipal Income Fund	N/A
	Eaton Vance Tennessee Municipal Income Fund	N/A
	Eaton Vance Virginia Municipal Income Fund	N/A

Eaton Vance Municipals Trust II	Eaton Vance High Yield Municipal Income Fund	N/A
(4 Funds)	Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	N/A
	Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	N/A
	Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	N/A

Eaton Vance Mutual Funds Trust	Eaton Vance AMT-Free Municipal Income Fund	N/A
(37 Funds)	Eaton Vance Atlanta Capital Horizon Growth Fund	N/A
	Eaton Vance Build America Bond Fund	N/A
	Eaton Vance Currency Income Advantage Fund	Currency Income Advantage Portfolio
	Eaton Vance Diversified Currency Income Fund	International Income Portfolio
	Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio
	Eaton Vance Floating-Rate Fund	Floating Rate Portfolio
	Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
	Eaton Vance Floating-Rate & High Income Fund	Floating Rate Portfolio High Income Opportunities Portfolio
	Eaton Vance Global Dividend Income Fund	N/A
	Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio
	Eaton Vance Global Macro Absolute Return Advantage Fund	Global Macro Absolute Return Advantage Portfolio
	Eaton Vance Government Obligations Fund	Government Obligations Portfolio
	Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
	Eaton Vance Large-Cap Core Research Fund	Large-Cap Core Research Portfolio
Eaton Vance Multi-Strategy Absolute Return Fund

CMBS Portfolio

Floating Rate Portfolio
Global Macro Absolute Return
  Advantage Portfolio
Government Obligations Portfolio
MSAR Completion Portfolio
Parametric Market Neutral Portfolio
Short-Term U.S. Government Portfolio

Eaton Vance Multi-Strategy All Market Fund

Eaton Vance Hexavest Global Equity Fund

   Class I shares
Parametric Emerging Markets Fund

   Institutional Class
Boston Income Portfolio
CMBS Portfolio
Floating Rate Portfolio
Global Macro Absolute Return
  Advantage Portfolio
Government Obligations Portfolio

MSAM Completion Portfolio
Parametric Market Neutral Portfolio

	Eaton Vance Short Duration Government Income Fund	Government Obligations Portfolio Short-Term U.S. Government Portfolio
	Eaton Vance Short Duration High Income Fund	Short Duration High Income Portfolio

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Mutual Funds Trust (cont.)	Eaton Vance Short Duration Strategic Income Fund

Bond Portfolio
Boston Income Portfolio
Currency Income Advantage Portfolio
Emerging Markets Local Income Portfolio
Floating Rate Portfolio
Global Macro Absolute Return
  Advantage Portfolio

Global Macro Capital Opportunities
  Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
High Income Opportunities Portfolio
International Income Portfolio
Senior Debt Portfolio
Short Duration High Income Portfolio

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Tax-Managed Growth Portfolio
Tax-Managed International Equity
  Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Small-Cap Value Portfolio
Tax-Managed Value Portfolio

	Eaton Vance Tax-Managed Global Dividend Income Fund	N/A
	Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth Portfolio
	Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Portfolio
	Eaton Vance Tax-Managed Small-Cap Value Fund	Tax-Managed Small-Cap Value Portfolio
	Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
	Eaton Vance U.S. Government Money Market Fund	N/A
	Parametric Commodity Strategy Fund	N/A
	Parametric Dividend Income Fund	N/A
	Parametric Emerging Markets Core Fund	N/A
	Parametric Emerging Markets Fund	N/A
	Parametric Global Small-Cap Fund	N/A
	Parametric International Equity Fund	N/A
	Parametric Market Neutral Fund	Parametric Market Neutral Portfolio
	Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio

Eaton Vance Series Trust	Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio
(1 Fund)

Eaton Vance Series Trust II	Eaton Vance Income Fund of Boston	Boston Income Portfolio
(2 Funds)	Parametric Tax-Managed Emerging Markets Fund	N/A

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Special Investment Trust (15 Funds)	Eaton Vance Balanced Fund	Investment Grade Income Portfolio Large-Cap Core Research Portfolio
	Eaton Vance Bond Fund	Bond Portfolio
	Eaton Vance Commodity Strategy Fund	N/A
	Eaton Vance Dividend Builder Fund	Dividend Builder Portfolio
	Eaton Vance Greater India Fund	Greater India Portfolio
	Eaton Vance Investment Grade Income Fund	Investment Grade Income Portfolio
	Eaton Vance Large-Cap Growth Fund	Large-Cap Growth Portfolio
	Eaton Vance Large-Cap Value Fund	Large-Cap Value Portfolio
	Eaton Vance Real Estate Fund	N/A
	Eaton Vance Risk-Managed Equity Option Fund	N/A
	Eaton Vance Short Duration Real Return Fund	CMBS Portfolio Floating Rate Portfolio
	Eaton Vance Small-Cap Fund	N/A
	Eaton Vance Small-Cap Value Fund	N/A
	Eaton Vance Special Equities Fund	N/A
	Parametric Absolute Return Fund	N/A

Eaton Vance Variable Trust	Eaton Vance VT Floating-Rate Income Fund	N/A
(2 Funds)	Eaton Vance VT Large-Cap Value Fund	N/A

Eaton Vance Group of Funds

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held on May 29, 2014 at 11:30 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting.  Shareholders may also vote by telephone or over the Internet.  All proxies are solicited on behalf of the Board of Trustees.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, AST Fund Solutions LLC (“AST”), 1200 Wall Street West, Lyndhurst, New Jersey 07071, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.  Merely attending the meeting will not revoke a previously executed proxy. If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.  If you are a record holder of Fund shares and plan to attend the meeting in person, please be prepared to present photo identification and proof of your share ownership.  If you hold Fund shares through an intermediary and plan to attend the meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the meeting. You must contact your intermediary to obtain a legal proxy for your shares.  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  This proxy and accompanying material, or a Notice of Internet Availability of Proxy Materials, are initially being mailed to shareholders on or about April 4, 2014.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

The Trustees have fixed the close of business on March 21, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  The number of shares of beneficial interest of each Fund outstanding as of March 21, 2014 is set forth in Exhibit A.

The persons who held of record 5% or more of the outstanding shares of any class of shares of a Fund as of February 28, 2014 are set forth in Exhibit B.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund.  The current Trustees, nominees for Trustee, and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of any class of such Fund, except as disclosed in Exhibit B.  Shareholders of all classes of shares of a Fund will vote jointly on all items.  Each Trust’s Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.  Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders, if the Fund has completed such fiscal period(s).  Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and its Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should:  (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA  02110, Attn:  Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

PROPOSAL 1.   ELECTION OF TRUSTEES

The Boards of Trustees of the Trusts and Portfolios are proposing that the persons identified below under “Nominees for Trustee” be elected as Trustees of each Trust and Portfolio.  Each Trustee, with the exception of Cynthia E. Frost and George J. Gorman, is currently serving as a Trustee for multiple funds in the Eaton Vance Group of Funds.  It has been a number of years since a meeting of shareholders was held to elect Trustees, and changes since that time in the composition of the Board now necessitate a meeting to elect the nominees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees may fill vacancies through appointment as long as, after the Board fills the vacancy, at least two-thirds of the Trustees were elected by shareholders.

Nominations for Election as Noninterested Trustees

Scott E. Eston, Valerie A. Mosley and Harriett Tee Taggart currently serve as Trustees of each Trust and Portfolio having been appointed by the Board of Trustees (including a majority of the noninterested Trustees), in 2011, 2014 and 2011, respectively.  Cynthia E. Frost and George J. Gorman have been nominated by the Board for election by shareholders of each Trust and Portfolio based upon a recommendation of the Governance Committee of each Trust and Portfolio.

Each nominee for election as a Trustee, as well as the other current Trustees, and their principal occupations for at least the last five years are set forth in the tables below.  The Trustees listed under “Other Current Trustees” have previously been elected by shareholders and shareholders are not being asked to reelect such Trustees at this meeting.  Unless otherwise indicated, the position listed under “Position(s) Held with the Fund and/or Portfolio” are held with all Trusts and Portfolios.  Each Trustee holds office during the lifetime of each Trust unless terminated in the event of the declination, death, resignation, retirement, removal, adjudicated incompetence, or other incapacity to perform the duties of the office, or removal, of a Trustee.  Information about Trust and Portfolio officers appears in Exhibit C.

Interested Trustee

Thomas E. Faust Jr. is an “interested person” as defined in the 1940 Act by reason of his affiliations with certain of the Funds, Eaton Vance Management (“EVM” or “Eaton Vance”), Boston Management and Research (“BMR”), and Eaton Vance Distributors, Inc. (“EVD”).  Eaton Vance, Inc. (“EV”) serves as the Trustee of EVM and BMR.  EV, EVM and EVD are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a publicly-held holding company.  BMR is an indirect subsidiary of EVC.  (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization.”)

NOMINEES FOR TRUSTEE
Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office(1) and Trustee Since(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(3)	Other Directorships Held by Trustee or Nominee for Trustee During Last Five Years(4)

NONINTERESTED TRUSTEES
Scott E. Eston 1956	Trustee	2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	182	None
Cynthia E. Frost(6) 1961	Current Nominee for Trustee	–	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).	0	None
George J. Gorman(6) 1952	Current Nominee for Trustee	–	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).	0	Trustee of the Bank of America Money Market Funds Series Trust (since 2011) and of the Ashmore Funds (since 2010).
Valerie A. Mosley 1960	Trustee	2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	182	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

2

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office(1) and Trustee Since(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(3)	Other Directorships Held by Trustee or Nominee for Trustee During Last Five Years(4)
Harriett Tee Taggart 1948	Trustee	2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	182

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

OTHER CURRENT TRUSTEES

INTERESTED TRUSTEE
Thomas E. Faust Jr. 1958	Trustee and President(5)	2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of each Trust and Portfolio.	182	Director of EVC and Hexavest Inc.

NONINTERESTED TRUSTEES
Allen R. Freedman 1940	Trustee	2007	Private investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	182	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

3

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office(1) and Trustee Since(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(3)	Other Directorships Held by Trustee or Nominee for Trustee During Last Five Years(4)
William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

				182	None
Ronald A. Pearlman 1940	Trustee	2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	182	None
Helen Frame Peters 1948	Trustee	2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	182

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

4

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office(1) and Trustee Since(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(3)	Other Directorships Held by Trustee or Nominee for Trustee During Last Five Years(4)
Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	182	None

(1)

As noted under “Trustee Nominations,” each Trustee holds office during the lifetime of each Trust unless terminated in the event of the declination, death, resignation, retirement, removal, adjudicated incompetence, or other incapacity to perform the duties of the office, or removal, of a Trustee.  Under the terms of each Fund’s and Portfolio’s Trustee retirement policy as currently in effect, a Trustee must retire as a Trustee on the first day of July following his or her 74th birthday unless such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act, in which case the retirement and resignation will occur on the first day thereafter on which a Fund would be in compliance with Section 16. Section 16 requires in substance that at least two-thirds of the Trustees be elected by shareholders. Consistent with the Trustee retirement policy, Mr. Freedman is currently expected to retire as a Trustee of each Trust and Portfolio effective July 1, 2014.

(2)

Date noted is the date first appointed to serve as Trustee for a fund in the Eaton Vance family of funds.  Each Trustee has served continuously since appointment unless indicated otherwise.

(3)

Includes both master and feeder funds in master-feeder structure.

(4)

During their respective tenures, the Trustees or nominees (except for Mr. Gorman and Mmes. Frost and Mosley) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Equity Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(5)

Mr. Faust is President of the following Portfolios (each since 2013):  SMID-Cap Portfolio, Tax-Managed International Equity Portfolio and Tax-Managed Small-Cap Value Portfolio.

(6)

Nominated for election as a Trustee of all Trusts and Portfolios at the May 29, 2014 Special Meeting of Shareholders.  It is expected that Ms. Frost and Mr. Gorman will be appointed to the Board of Trustees of each closed-end fund advised by EVM or its affiliates effective as of May 30, 2014.

For the dollar range of equity securities beneficially owned by each Trustee and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustees as of December 31, 2013, see Exhibit E.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws.  Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected.  If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

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Board Meetings and Committees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of each Trust and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to each Trust and each Fund. The Board is currently composed of nine Trustees, including eight Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). If the two additional Trustees who have been nominated to serve as Trustee are elected by shareholders the Board will consist of eleven Trustees, including ten Trustees who are noninterested Trustees.  In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to each Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  Each Portfolio has the same leadership structure as each Trust.

Each Fund and each Trust are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and each Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of each Fund and each Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, the administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees.  Each of the adviser, the administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals.

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The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.  Each Portfolio has the same risk oversight approach as the Funds and each Trust.

Each Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the  ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board.  Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards in the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board.  The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

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Scott E. Eston. Mr. Eston has served as a member of the Eaton Vance Fund Boards since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm, on the board and on the investment committee of Michigan State University Foundation, and on the investment advisory committee of Michigan State University.  From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive Officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers) (since 1987 as a Partner).

Thomas E. Faust Jr.  Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust has served as a Director of Hexavest Inc. since 2012.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman.  Mr. Freedman has served as a member of the Eaton Vance Fund Boards since 2007 and is the Chairperson of the Governance Committee.  Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a member of the Trust and Compliance Committee.  Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007.  Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company from which he retired in 2000.  Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company.  Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

Cynthia E. Frost. Ms. Frost has been nominated as a member of the Eaton Vance Fund Boards.  From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment.  From 1995-2000 Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment.  Ms. Frost also served in various investment and consulting roles at Cambridge Associates (from 1989-1995), Bain and Company (1987-1989) and BA Investment Management Company (1983-1985), and has additional experience as a member of the investment committee of several non-profit organizations.

George J. Gorman.  Mr. Gorman has been nominated as a member of the Eaton Vance Fund Boards.  From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from  1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds.  Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust (since 2011), and the Ashmore Funds (since 2010).

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since January 1, 2014.  She currently owns and manages a consulting and investment firm, Valmo Ventures.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond

8

sales at Kidder Peabody from 1986-1990.  Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, and also serves as a trustee or board member of several major non-profit organizations and endowments, including Wheelock College’s endowment, Mass Ventures, a quasi-public early-stage investment corporation active in Massachusetts, and the Federal Reserve Bank of Boston’s Advisory Board for Diversity.

William H. Park.  Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Audit Committee.  Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman.  Mr. Pearlman has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  He is a Professor of Law at Georgetown University Law Center.  Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.  Mr. Pearlman was engaged in the private practice of law from 1969-2000, with the exception of the periods of government service.  He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters.  Ms. Peters has served as a member of the Eaton Vance Fund Boards since 2008 and is a Co-Chairperson of the Portfolio Management Committee.  She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011 and is a Co-Chairperson of the Portfolio Management Committee. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albermarle Corporation, a specialty chemical company where she serves as a member of the Audit Committee and of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee.  Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

9

Ralph F. Verni.  Mr. Verni has served as a member of the Eaton Vance Fund Boards since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee.  Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life.  Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.  Mr. Verni has been a Chartered Financial Analyst since 1977.

During the calendar year ended December 31, 2013, the Board met eight times.  The Board of Trustees of each Trust and Portfolio have several formal standing Committees, including an Audit Committee, a Contract Review Committee, a Governance Committee, a Portfolio Management Committee, and a Compliance Reports and Regulatory Matters Committee.  During the calendar year ended December 31, 2013, the Audit Committee met eighteen times, the Contract Review Committee met seven times, the Governance Committee met eight times, the Portfolio Management Committee met six times and the Compliance Reports and Regulatory Matters Committee met ten times.  Each Trustee currently serving on the Boards listed above attended at least 75% of such Board and Committee meetings on which he or she serves except for Ms. Mosley who was appointed as a Trustee effective January 1, 2014.  The Portfolios have the same Trustee committee and compensation structure and committee composition as the Funds.

Each of the Committees is comprised of only noninterested Trustees.  The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Park (Chair), Eston, Pearlman and Verni, and Ms. Peters are members of the Audit Committee.  The Board has designated Mr. Park, a noninterested Trustee, as Audit Committee financial expert.  The Audit Committee’s purposes are to (i) oversee each Fund’s and Portfolio’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s and Portfolio’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s and Portfolio’s compliance with legal and regulatory requirements that relate to each Fund’s and Portfolio’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent registered public account firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission (“SEC”) and stock exchange rules for inclusion in the proxy statement of a Fund.  Each Trust’s and Portfolio’s Board of Trustees has adopted a written charter for its Audit Committee.  The written charter is available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance.”

Messrs. Verni (Chair), Eston, Freedman and Park, and Mmes. Mosley, Peters and Taggart are members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Funds and Portfolios, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any

10

affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, Portfolios or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Mmes. Peters and Taggart (Co-Chairs) and Mosley and Mr. Freedman are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and Portfolios and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ and Portfolios’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds and the Portfolios; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time.

Messrs. Pearlman (Chair), Eston and Park are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds and Portfolios; (ii) serve as a liaison between the Board and the Funds’ and Portfolios’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Freedman (Chair), Eston, Park, Pearlman and Verni, and Mmes. Mosley, Peters and Taggart are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance.”  The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter.  In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.  The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of noninterested Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee.  Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.  In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s

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members have the right mix of characteristics, experiences and skills.  The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communication with the Board

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Boards of Trustees, the Chairperson of any of the Committees of the Boards of Trustees or to the Independent Trustees as a group, at the following address:  Two International Place, Boston, MA 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Trustees of each Trust and Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under each Deferred Compensation Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Deferred Compensation Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees in accordance with each Deferred Compensation Plan will have a negligible effect on a Fund’s or Portfolio’s assets, liabilities, and net income per share, and will not obligate a Trust or Portfolio to retain the services of any Trustee or obligate a Trust or Portfolio to pay any particular level of compensation to the Trustee.  None of the Trusts or the Portfolios has a retirement plan for Trustees.  The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trusts and Portfolios.  Exhibit F sets forth (i) the compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of each Trust and Portfolio as of the Fund’s most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees of the registered investment companies advised, administered and/or distributed by Eaton Vance or its affiliates (the “Eaton Vance family of funds”) for the year ended December 31, 2013.

Election of Portfolio Trustees

As described above, each nominee for Trustee of a Fund is also nominated to serve as Trustee of the Fund’s corresponding Portfolio or Portfolios.  For those Funds in a “master-feeder structure” that invest in a single Portfolio, each such Fund will vote its interest in its corresponding Portfolio for or against a Portfolio Trustee nominee in the same proportion as the instructions received from the Fund’s shareholders.  For those Funds that invest in multiple Portfolios or Class I or Institutional Class Shares of another Fund, each such Fund will vote its respective interests in its Portfolios or Fund for or against a Portfolio or Fund Trustee nominee in accordance with applicable law.

Voting at the Meeting

Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office during the lifetime of each Trust, unless terminated earlier as described above.

Vote Required to Approve Proposal 1

Each Trust’s Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

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Each Portfolio’s Board of Trustees shall be elected by a plurality of the interests in the Portfolio voted in person or by proxy.

The Board of Trustees recommends that the shareholders of each Fund vote to elect each nominee of its respective Trust as a Trustee of the Trust.

NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA  02110, Attn:  Proxy Coordinator.

ADDITIONAL INFORMATION

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds and Portfolios.  Deloitte is expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise.  Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.  A list of the Funds and the aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit G hereto.  Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by each Fund’s independent registered public accounting firm are also set forth on Exhibit G hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually.  The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of each Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s principal accountant of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

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Officers of the Funds and Portfolios

The officers of the Funds and Portfolios and length of service are set forth in Exhibits C and D.  Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to Eaton Vance or BMR.

Investment Adviser, Administrator and Underwriter

Eaton Vance and BMR serve as investment adviser to many of the Funds and Portfolios in the Eaton Vance Group of Funds.  In addition, where applicable, Eaton Vance serves as administrator and sub-transfer agent to the Funds.  The following investment advisers serve as adviser or sub-adviser to the Funds noted:

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AGF Investments America Inc., 66 Wellington Street, W, 33rd Floor, Toronto, Canada M5K 1E9, serves as sub-adviser to Eaton Vance Global Natural Resources Fund.

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Armored Wolf, LLC, Lakeshore Tower 111, 18111 Von Karman Avenue, Suite #525, Irvine, CA 92612, serves as sub-adviser to Eaton Vance Commodity Strategy Fund.

•

Hexavest Inc., 1250 Rene-Levesque West, Suite 4200, Montreal, Province, Quebec, H3B 4W8, serves as sub-adviser to Eaton Vance Hexavest Emerging Markets Equity Fund, Eaton Vance Hexavest Global Equity Fund, Eaton Vance International Equity Fund and Eaton Vance Hexavest U.S. Equity Fund.

•

BMO Global Asset Management (Asia) Limited, Suite 3808, One Exchange Square, Central, Hong Kong serves as sub-adviser to Asian Small Companies Portfolio, Eaton Vance Greater China Growth Fund and Greater India Portfolio.

•

OrbiMed Advisors, LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022, is the investment adviser to Worldwide Health Sciences Portfolio.

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Richard Bernstein Advisors LLC, Tower 45, 120 West 45th Street, 19th Floor, New York, NY 10036, serves as sub-adviser to Eaton Vance Richard Bernstein All Asset Strategy Fund and Eaton Vance Richard Bernstein Equity Strategy Fund.

•

Atlanta Capital Management Company, LLC a majority owned subsidiary of EVC, serves as sub-adviser to Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund, SMID-Cap Portfolio and Eaton Vance Atlanta Capital Horizon Growth Fund.

•

Parametric Portfolio Associates LLC, a majority owned subsidiary of EVC, serve as sub-adviser to certain Funds and a Portfolio with “Parametric” in the name, as well as Tax-Managed International Equity Portfolio (except for the Fund under Parametric Risk Advisors LLC below).

•

Parametric Risk Advisors LLC, a subsidiary of Parametric Portfolio Associates LLC, serves as sub-adviser to Eaton Vance Risk-Managed Equity Option Fund, Parametric Absolute Return Fund, MSAM Completion Portfolio and MSAR Completion Portfolio.

EVD acts as the principal underwriter for all Funds and as placement agent for all the Portfolios.  The business address of Eaton Vance, BMR, EVD, Atlanta Capital Management Company, LLC and Parametric Portfolio Associates LLC is Two International Place, Boston, MA  02110.  The business address of Parametric Risk Advisors LLC is 518 Riverside Avenue, Westport, CT 06880.

14

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust’s Board of Trustees will be paid by the Funds pro rata based on the number of shareholder accounts.  Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY”) (or State Street Bank and Trust Company (“State Street”) in the case of Eaton Vance Variable Trust), by broker-dealer firms or by a professional solicitation organization.  The Funds have retained AST to assist in the solicitation of proxies, for which the Funds will pay approximately $5,000 plus out-of-pocket expenses to be allocated to the Funds pro rata based on the number of that Fund’s shareholder accounts.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by the transfer agent, BNY (or State Street in the case of Eaton Vance Variable Trust), by broker-dealer firms or by AST, in person, or by telephone, by facsimile or other electronic means will be borne by the Funds.  A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  A Fund will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total aggregate proxy costs for all the Trusts are estimated to be $2,600,000.  As mentioned, such costs will be paid by the Funds pro rata based on the number of shareholder accounts.

Shareholders may also choose to give their proxy votes through the Internet or by telephone using automated telephonic voting rather than return their proxy cards.  Please see the proxy card or Notice of Internet Availability of Proxy Materials for details.  A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If a Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card.  With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received.  For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted.  Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal.

15

For a Trust to have a quorum to transact business at the Special Meeting of Shareholders, there must be present, in person or by proxy the holders of one-third (1/3) of the then issued and outstanding shares of that Trust.  In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Trusts in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110.  Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Funds do not conduct annual meetings.

April 4, 2014

16

EXHIBITA

Exhibit A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Investor Class, Advisers Class, Class B, Class C, Class I, Institutional Class or Class R shares as indicated below.

Fund Name and Class	No. of Shares Outstanding on March 21, 2014
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund (Class A)	1,365,039.400
Eaton Vance Atlanta Capital Focused Growth Fund (Classes A, C and I)	12,876,068.289
Eaton Vance Atlanta Capital Select Equity Fund (Classes A, C and I)	7,821,665.369
Eaton Vance Atlanta Capital SMID-Cap Fund (Classes A, C, I and R)	242,889,329.193
Eaton Vance Focused Growth Opportunities Fund (Classes A, C and I)	1,572,621.382
Eaton Vance Focused Value Opportunities Fund (Classes A, C and I)	1,584,782.444
Eaton Vance Global Natural Resources Fund (Classes A and I)	563,166.179
Eaton Vance Greater China Growth Fund (Classes A, B, C and I)	6,552,463.768
Eaton Vance Hexavest Emerging Markets Equity Fund (Classes A and I)	594,981.137
Eaton Vance Hexavest Global Equity Fund (Classes A and I)	5,465,634.363
Eaton Vance Hexavest International Equity Fund (Classes A and I)	739,802.991
Eaton Vance Hexavest U.S. Equity Fund (Classes A and I)	168,017.599
Eaton Vance Multi-Cap Growth Fund (Classes A, B, C and I)	14,040,938.986
Eaton Vance Richard Bernstein All Asset Strategy Fund (Classes A, C and I)	23,117,016.601
Eaton Vance Richard Bernstein Equity Strategy Fund (Classes A, C and I)	66,839,853.440
Eaton Vance Worldwide Health Sciences Fund (Classes A, B, C, I and R)	113,072,625.435
Parametric Balanced Risk Fund (Investor Class and Institutional Class)	2,015,572.053

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund (Classes A and I)	6,094,264.090
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (Classes A, C and I)	6,191,813.186
Eaton Vance National Limited Maturity Municipal Income Fund (Classes A, B, C and I)	53,852,138.121
Eaton Vance New York Limited Maturity Municipal Income Fund (Classes A, B, C and I)	8,567,787.756
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (Classes A, C and I)	5,484,110.793

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipal Income Fund (Classes A, B, C and I)	4,452,298.255
Eaton Vance Arizona Municipal Income Fund (Classes A, B, C and I)	7,003,453.241
Eaton Vance Arkansas Municipal Income Fund (Classes A, B, C and I)	6,199,400.854
Eaton Vance California Municipal Income Fund (Classes A, C and I)	15,664,627.396
Eaton Vance Connecticut Municipal Income Fund (Classes A, B, C and I)	9,373,070.981
Eaton Vance Georgia Municipal Income Fund (Classes A, B, C and I)	6,725,195.322
Eaton Vance Kentucky Municipal Income Fund (Classes A, B, C and I)	5,334,295.781
Eaton Vance Maryland Municipal Income Fund (Classes A, B, C and I)	7,681,100.277
Eaton Vance Massachusetts Municipal Income Fund (Classes A, C and I)	16,924,386.099
Eaton Vance Minnesota Municipal Income Fund (Classes A, B, C and I)	11,786,272.049
Eaton Vance Missouri Municipal Income Fund (Classes A, B, C and I)	7,583,571.752
Eaton Vance Municipal Opportunities Fund (Classes A and I)	2,840,806.019
Eaton Vance National Municipal Income Fund (Classes A, B, C and I)	346,172,550.285
Eaton Vance New Jersey Municipal Income Fund (Classes A, C and I)	19,359,160.639
Eaton Vance New York Municipal Income Fund (Classes A, B, C and I)	30,779,155.142
Eaton Vance North Carolina Municipal Income Fund (Classes A, B, C and I)	12,299,070.812

Fund Name and Class	No. of Shares Outstanding on March 21, 2014
Eaton Vance Municipals Trust (cont.)
Eaton Vance Ohio Municipal Income Fund (Classes A, C and I)	17,741,032.279
Eaton Vance Oregon Municipal Income Fund (Classes A, B, C and I)	13,037,552.963
Eaton Vance Pennsylvania Municipal Income Fund (Classes A, B, C and I)	24,131,764.804
Eaton Vance South Carolina Municipal Income Fund (Classes A, B, C and I)	13,098,216.685
Eaton Vance Tennessee Municipal Income Fund (Classes A, B, C and I)	4,424,146.539
Eaton Vance Virginia Municipal Income Fund (Classes A, B, C and I)	10,606,418.805

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund (Classes A, B, C and I)	82,275,615.366
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund (Classes A, C and I)	25,283,273.606
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (Classes A, C and I)	1,692,868.270
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (Classes A, C and I)	65,638,238.798

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund (Classes A, B, C and I)	37,952,758.966
Eaton Vance Atlanta Capital Horizon Growth Fund (Classes A, B, C and I)	2,584,235.994
Eaton Vance Build America Bond Fund (Classes A, C and I)	4,043,018.723
Eaton Vance Currency Income Advantage Fund (Classes A and I)	245,680.758
Eaton Vance Diversified Currency Income Fund (Classes A, C and I)	66,071,915.472
Eaton Vance Emerging Markets Local Income Fund (Classes A, C and I)	43,992,496.485
Eaton Vance Floating-Rate Advantage Fund (Advisers Class, Classes A, B, C, and I)	696,855,696.160
Eaton Vance Floating-Rate Fund (Advisers Class, Classes A, B, C and I)	1,670,146,424.490
Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Classes A, B, C and I)	281,418,057.539
Eaton Vance Global Dividend Income Fund (Classes A, C, I and R)	51,707,498.830
Eaton Vance Global Macro Absolute Return Fund (Classes A, C, I and R)	525,785,216.234
Eaton Vance Global Macro Absolute Return Advantage Fund (Classes A, C, I and R)	106,344,595.171
Eaton Vance Government Obligations Fund (Classes A, B, C, I and R)	93,076,042.420
Eaton Vance High Income Opportunities Fund (Classes A, B, C and I)	109,013,095.394
Eaton Vance Large-Cap Core Research Fund (Classes A, C and I)	4,081,844.343
Eaton Vance Multi-Strategy Absolute Return Fund (Classes A, B, C and I)	32,821,403.583
Eaton Vance Multi-Strategy All Market Fund (Classes A, C and I)	6,723,764.766
Eaton Vance Short Duration Government Income Fund (Classes A, B, C and I)	30,434,780.206
Eaton Vance Short Duration High Income Fund (Classes A and I)	579,219.757
Eaton Vance Short Duration Strategic Income Fund (Classes A, B, C, I and R)	261,054,869.724
Eaton Vance Tax-Managed Equity Asset Allocation Fund (Classes A, B and C)	26,539,142.468
Eaton Vance Tax-Managed Global Dividend Income Fund (Classes A, B, C and I)	85,914,870.143
Eaton Vance Tax-Managed Growth Fund 1.1 (Classes A, B, C and I)	39,164,720.942
Eaton Vance Tax-Managed Growth Fund 1.2 (Classes A, B, C and I)	35,282,296.294
Eaton Vance Tax-Managed Multi-Cap Growth Fund (Classes A, B, and C)	3,567,066.988
Eaton Vance Tax-Managed Small-Cap Fund (Classes A, B, C and I)	4,783,590.693
Eaton Vance Tax-Managed Small-Cap Value Fund (Classes A, C and I)	2,495,793.516
Eaton Vance Tax-Managed Value Fund (Classes A, C and I)	26,725,454.880
Eaton Vance U.S. Government Money Market Fund (Classes A, B and C)	137,926,735.214
Parametric Commodity Strategy Fund (Investor Class and Institutional Class)	11,787,268.957
Parametric Dividend Income Fund (Investor Class and Institutional Class)	N/A
Parametric Emerging Markets Core Fund (Investor Class and Institutional Class)	1,007,686.052

Fund Name and Class	No. of Shares Outstanding on March 21, 2014
Eaton Vance Mutual Funds Trust (cont.)
Parametric Emerging Markets Fund (Investor Class, Class C and Institutional Class)	297,473,139.060
Parametric Global Small-Cap Fund (Institutional Class)	529,912.392
Parametric International Equity Fund (Investor Class and Institutional Class)	6,923,312.466
Parametric Market Neutral Fund (Investor Class and Institutional Class)	2,975,898.572
Parametric Tax-Managed International Equity Fund (Investor Class, Class C and Institutional Class)	4,526,559.268

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	979,439.591

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston (Classes A, B, C, I and R)	777,172,909.341
Parametric Tax-Managed Emerging Markets Fund (Institutional Class)	72,669,415.201

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (Classes A, B, C and I)	27,897,589.145
Eaton Vance Bond Fund (Classes A, C and I)	37,972,600.638
Eaton Vance Commodity Strategy Fund (Classes A, C and I)	80,829,903.062
Eaton Vance Dividend Builder Fund (Classes A, B, C, and I)	78,349,008.967
Eaton Vance Greater India Fund (Classes A, B, C and I)	11,100,395.721
Eaton Vance Investment Grade Income Fund (Classes A and I)	8,155,642.115
Eaton Vance Large-Cap Growth Fund (Classes A, C, I and R)	7,040,866.378
Eaton Vance Large-Cap Value Fund (Classes A, C, I and R)	238,384,767.034
Eaton Vance Real Estate Fund (Classes A and I)	2,344,270.716
Eaton Vance Risk-Managed Equity Option Fund (Classes A, C and I)	4,858,774.672
Eaton Vance Short Duration Real Return Fund (Classes A, C and I)	6,183,354.767
Eaton Vance Small-Cap Fund (Classes A, B, C, I and R)	11,500,250.695
Eaton Vance Small-Cap Value Fund (Classes A, B, C and I)	2,185,553.689
Eaton Vance Special Equities Fund (Classes A, C and I)	2,830,217.199
Parametric Absolute Return Fund (Investor Class and Institutional Class)	5,541,834.042

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	65,131,427.265
Eaton Vance VT Large-Cap Value Fund	4,091,268.842

EXHIBITB

Exhibit B

As of February 28, 2014, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances.  Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.  Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	253,943	18.29%
	National Financial Services LLC	Jersey City, NJ	145,714	10.49%
	Pershing LLC	Jersey City, NJ	120,153	8.65%
	UBS WM USA	Weehawken, NJ	104,823	7.55%
	First Clearing LLC	St. Louis, MO	99,873	7.19%
	American Enterprise Investment Services	Minneapolis, MN	91,131	6.56%
	Edward D. Jones and Co.	St. Louis, MO	83,752	6.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	74,145	5.34%

Eaton Vance Atlanta Capital Focused Growth Fund

Class A
	J.P. Morgan Clearing Corp.	Brooklyn, NY	561,246	10.40%
	American Enterprise Investment Services	Minneapolis, MN	388,315	7.19%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	62,484	22.06%
	RBC Capital Markets LLC	Minneapolis, MN	43,328	15.30%
	American Enterprise Investment Services	Minneapolis, MN	19,522	6.89%
	Morgan Stanley Smith Barney	Jersey City, NJ	15,735	5.55%
	LPL Financial	San Diego, CA	15,025	5.30%
	First Clearing LLC	St. Louis, MO	14,166	5.00%
Class I
	National Financial Services LLC	Jersey City, NJ	3,898,713	54.41%
	Pershing LLC	Jersey City, NJ	1,675,177	23.37%
	Charles Schwab & Co., Inc.	San Francisco, CA	803,752	11.21%

Eaton Vance Atlanta Capital Select Equity Fund

Class A
	Pershing LLC	Jersey City, NJ	589,803	20.89%
	UBS WM USA	Weehawken, NJ	550,139	19.49%
	American Enterprise Investment Services	Minneapolis, MN	548,334	19.42%
	National Financial Services LLC	Jersey City, NJ	238,918	8.46%
	Genworth Financial Trust Company FBO Genworth	Phoenix, AZ	163,430	5.79%
	Financial Wealth Management

Class C	Pershing LLC	Jersey City, NJ	100,105	17.79%
	UBS WM USA	Weehawken, NJ	82,027	14.57%
	LPL Financial	San Diego, CA	46,204	8.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	45,688	8.12%
	First Clearing LLC	St. Louis, MO	44,908	7.98%
	American Enterprise Investment Services	Minneapolis, MN	44,585	7.92%
	Raymond James	St. Petersburg, FL	38,103	6.77%
	National Financial Services LLC	Jersey City, NJ	33,910	6.02%
Class I
	Eaton Vance Corp.*	Boston, MA	2,243,971	50.80%
	Charles Schwab & Co., Inc.	San Francisco, CA	550,145	12.45%

Eaton Vance Atlanta Capital SMID-Cap Fund

Class A
	UBS WM USA	Weehawken, NJ	18,418,621	23.74%
	American Enterprise Investment Services	Minneapolis, MN	12,165,830	15.68%
	Pershing LLC	Jersey City, NJ	5,397,311	6.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,307,307	6.84%
	National Financial Services LLC	Jersey City, NJ	4,382,392	5.64%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Atlanta Capital SMID-Cap Fund - continued

Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,383,224	19.41%
	UBS WM USA	Weehawken, NJ	1,440,706	11.73%
	Raymond James	St. Petersburg, FL	1,427,044	11.62%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,170,800	9.53%
	First Clearing LLC	St. Louis, MO	774,556	6.31%
	Pershing LLC	Jersey City, NJ	713,338	5.81%
	American Enterprise Investment Services	Minneapolis, MN	659,264	5.37%
	LPL Financial	San Diego, CA	619,153	5.04%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26,387,248	18.15%
	Charles Schwab & Co., Inc.	San Francisco, CA	17,287,629	11.89%
	National Financial Services LLC	Jersey City, NJ	17,145,271	11.79%
	Edward D. Jones and Co.	St. Louis, MO	13,757,045	9.46%
	First Clearing LLC	St. Louis, MO	8,578,109	5.90%
Class R
	ING Life Insurance & Annuity Co.	Windsor, CT	1,228,906	19.78%
	ING National Trust	Windsor, CT	1,099,802	17.70%
	Hartford Life Insurance Company	Windsor, CT	864,259	13.91%
	Sammons Financial Network LLC	Des Moines, IA	540,192	8.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	363,970	5.86%

Eaton Vance Focused Growth Opportunities Fund

Class A
	LPL Financial	San Diego, CA	28,211	32.09%
	American Enterprise Investment Services	Minneapolis, MN	15,987	18.18%
	Pershing LLC	Jersey City, NJ	13,634	15.51%
	Edward D. Jones and Co.	St. Louis, MO	10,567	12.02%
	National Financial Services LLC	Jersey City, NJ	6,897	7.84%
Class C
	SEI Private Trust Company	Oaks, PA	7,267	33.16%
	American Enterprise Investment Services	Minneapolis, MN	5,710	26.05%
	Pershing LLC	Jersey City, NJ	5,303	24.19%
	LPL Financial	San Diego, CA	1,795	8.19%
Class I
	Eaton Vance Corp.*	Boston, MA	518,845	35.68%
	USCGT DAF Growth & Income Fund	Boston, MA	293,229	20.16%
	USCGT DAF Growth Fund	Boston, MA	218,517	15.02%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	178,859	12.30%
	Charles Schwab & Co., Inc.	San Francisco, CA	109,077	7.50%

Eaton Vance Focused Value Opportunities Fund

Class A
	UBS WM USA	Weehawken, NJ	46,831	35.41%
	National Financial Services LLC	Jersey City, NJ	19,480	14.72%
	American Enterprise Investment Services	Minneapolis, MN	17,867	13.50%
	LPL Financial	San Diego, CA	13,837	10.46%
	Edward D. Jones and Co.	St. Louis, MO	10,700	8.09%
	Pershing LLC	Jersey City, NJ	8,899	6.72%
	First Farmers Bank & Trust TTEE Donald B Smith Family
	Trust U/A dtd 06/04/1998 FBO Donald B Smith	Peru, IN	6,770	5.11%
Class C
	Pershing LLC	Jersey City, NJ	16,561	61.13%
	UBS WM USA	Weehawken, NJ	5,332	19.68%
	American Enterprise Investment Services	Minneapolis, MN	2,620	9.67%
Class I
	Eaton Vance Corp.*	Boston, MA	514,746	36.05%
	USCGT DAF Growth & Income Fund	Boston, MA	300,362	21.03%
	USCGT DAF Growth Fund	Boston, MA	223,813	15.67%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	182,155	12.75%
	Charles Schwab & Co., Inc.	San Francisco, CA	87,317	6.11%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Global Natural Resources Fund

Class A
	Stewart I Jaffe	Downingtown, PA	13,250	30.71%
	Audrey J Becker	Cherry Hill, NJ	12,988	30.10%
	Edward D. Jones and Co.	St. Louis, MO	5,470	12.68%
	American Enterprise Investment Services	Minneapolis, MN	2,703	6.26%
Class I
	Eaton Vance Corp.*	Boston, MA	499,000	96.12%

Eaton Vance Greater China Growth Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	713,614	15.30%
	Morgan Stanley Smith Barney	Jersey City, NJ	511,536	10.97%
	UBS WM USA	Weehawken, NJ	482,790	10.35%
	National Financial Services LLC	Jersey City, NJ	439,377	9.42%
	First Clearing LLC	St. Louis, MO	378,128	8.11%
	Pershing LLC	Jersey City, NJ	341,731	7.33%
Class B
	Pershing LLC	Jersey City, NJ	113,947	24.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	60,655	12.85%
	Morgan Stanley Smith Barney	Jersey City, NJ	53,813	11.40%
	First Clearing LLC	St. Louis, MO	46,275	9.80%
	National Financial Services LLC	Jersey City, NJ	31,642	6.70%
	American Enterprise Investment Services	Minneapolis, MN	24,159	5.11%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	239,035	21.31%
	Morgan Stanley Smith Barney	Jersey City, NJ	145,156	12.94%
	First Clearing LLC	St. Louis, MO	116,027	10.34%
	Pershing LLC	Jersey City, NJ	90,346	8.05%
	National Financial Services LLC	Jersey City, NJ	89,960	8.02%
	UBS WM USA	Weehawken, NJ	85,770	7.64%
	LPL Financial	San Diego, CA	67,962	6.06%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	161,975	42.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	83,592	22.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	77,771	20.49%
	First Clearing LLC	St. Louis, MO	41,914	11.04%

Eaton Vance Hexavest Emerging Markets Equity Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	13,817	38.35%
	National Financial Services LLC	Jersey City, NJ	12,071	33.51%
	Edward D. Jones and Co.	St. Louis, MO	3,458	9.60%
	LPL Financial	San Diego, CA	2,588	7.18%
Class I
	Eaton Vance Management*	Boston, MA	499,000	90.61%
	Charles Schwab & Co., Inc.	San Francisco, CA	46,505	8.44%

Eaton Vance Hexavest Global Equity Fund

Class A
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	770,924	60.55%
	Pershing LLC	Jersey City, NJ	305,176	23.97%
	TD Ameritrade Inc.	Omaha, NE	127,134	9.98%
Class I
	Eaton Vance Management*	Boston, MA	1,167,090	22.86%
	Multi Strategy All Market Fund	Boston, MA	758,841	14.86%
	USCGT DAF Growth & Income Fund	Boston, MA	700,707	13.72%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	635,378	12.44%
	USCGT DAF Growth Fund	Boston, MA	574,403	11.25%
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	273,735	5.36%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Hexavest International Equity Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	12,898	32.17%
	Edward D. Jones and Co.	St. Louis, MO	11,388	28.40%
	National Financial Services LLC	Jersey City, NJ	3,250	8.10%
	Pershing LLC	Jersey City, NJ	2,456	6.12%
Class I
	Eaton Vance Management*	Boston, MA	499,000	71.59%
	Charles Schwab & Co., Inc.	San Francisco, CA	100,537	14.42%
	National Financial Services LLC	Jersey City, NJ	94,976	13.62%

Eaton Vance Hexavest U.S. Equity Fund

Class A
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	9,186	61.66%
	Oppenheimer & Co. Inc. FBO Andrew J Hiscock	London, UK	1,809	12.14%
	American Enterprise Investment Services	Minneapolis, MN	1,371	9.20%
	Eaton Vance Management*	Boston, MA	1,000	6.71%
	National Financial Services LLC	Jersey City, NJ	880	5.90%
Class I
	Eaton Vance Management*	Boston, MA	99,000	63.13%
	Charles Schwab & Co., Inc.	San Francisco, CA	57,816	36.86%

Eaton Vance Multi-Cap Growth Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	713,115	7.09%
	National Financial Services LLC	Jersey City, NJ	710,038	7.06%
	Pershing LLC	Jersey City, NJ	625,051	6.21%
	First Clearing LLC	St. Louis, MO	544,170	5.41%
Class B
	First Clearing LLC	St. Louis, MO	128,752	22.37%
	Pershing LLC	Jersey City, NJ	85,261	14.81%
	American Enterprise Investment Services	Minneapolis, MN	55,734	9.68%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	45,842	7.96%
	National Financial Services LLC	Jersey City, NJ	43,758	7.60%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	199,463	10.99%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	178,421	9.83%
	First Clearing LLC	St. Louis, MO	177,750	9.79%
	American Enterprise Investment Services	Minneapolis, MN	145,126	7.99%
	Pershing LLC	Jersey City, NJ	133,142	7.33%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	788,894	49.28%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	459,439	28.70%
	USCGT DAF Growth Fund	Boston, MA	264,340	16.51%

Eaton Vance Richard Bernstein All Asset Strategy Fund

Class A
	UBS WM USA	Weehawken, NJ	2,206,097	33.07%
	American Enterprise Investment Services	Minneapolis, MN	1,306,931	19.59%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	744,308	11.15%
	National Financial Services LLC	Jersey City, NJ	508,211	7.61%
	Pershing LLC	Jersey City, NJ	439,477	6.58%
	Raymond James	St. Petersburg, FL	397,963	5.96%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,461,625	42.77%
	Pershing LLC	Jersey City, NJ	623,976	10.84%
	Raymond James	St. Petersburg, FL	536,242	9.31%
	Morgan Stanley Smith Barney	Jersey City, NJ	428,232	7.44%
	UBS WM USA	Weehawken, NJ	369,956	6.42%
	American Enterprise Investment Services	Minneapolis, MN	336,697	5.85%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,675,102	49.77%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,973,717	31.66%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Richard Bernstein Equity Strategy Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,920,375	31.26%
	UBS WM USA	Weehawken, NJ	4,412,354	28.04%
	American Enterprise Investment Services	Minneapolis, MN	1,361,382	8.65%
	Pershing LLC	Jersey City, NJ	1,002,113	6.36%
	Raymond James	St. Petersburg, FL	803,502	5.10%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,496,479	61.98%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,072,963	8.87%
	Raymond James	St. Petersburg, FL	749,516	6.19%
	UBS WM USA	Weehawken, NJ	698,970	5.77%
	Pershing LLC	Jersey City, NJ	629,659	5.20%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	25,153,351	73.28%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,208,883	9.34%

Eaton Vance Worldwide Health Sciences Fund

Class A
	Pershing LLC	Jersey City, NJ	7,288,065	9.65%
	National Financial Services LLC	Jersey City, NJ	6,474,223	8.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,197,104	8.20%
	First Clearing LLC	St. Louis, MO	5,863,298	7.76%
	UBS WM USA	Weehawken, NJ	4,678,998	6.19%
	American Enterprise Investment Services	Minneapolis, MN	4,338,482	5.74%
Class B
	American Enterprise Investment Services	Minneapolis, MN	420,602	19.88%
	Pershing LLC	Jersey City, NJ	287,961	13.61%
	National Financial Services LLC	Jersey City, NJ	206,819	9.77%
	First Clearing LLC	St. Louis, MO	197,591	9.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	176,758	8.35%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,608,917	20.83%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,806,794	12.68%
	First Clearing LLC	St. Louis, MO	2,319,044	10.48%
	Raymond James	St. Petersburg, FL	2,127,844	9.61%
	Pershing LLC	Jersey City, NJ	2,026,370	9.15%
	UBS WM USA	Weehawken, NJ	1,942,648	8.78%
	National Financial Services LLC	Jersey City, NJ	1,334,489	6.03%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,661,592	28.50%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,609,998	17.24%
	LPL Financial	San Diego, CA	1,205,233	12.90%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,023,800	10.96%
	First Clearing LLC	St. Louis, MO	806,811	8.64%
Class R
	Hartford Life Insurance Company	Windsor, CT	1,631,077	47.25%
	Sammons Financial Network LLC	West Des Moines, IA	441,111	12.78%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	262,758	7.61%

Parametric Balanced Risk Fund

Institutional Class
Eaton Vance Management*	Boston, MA	2,003,410	99.72%
Investor Class
Pershing LLC	Jersey City, NJ	5,328	79.79%
Eaton Vance Management*	Boston, MA	1,002	15.00%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Investment Trust

Eaton Vance Floating-Rate Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	830,106	15.25%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	770,049	14.15%
	UBS WM USA	Weehawken, NJ	609,572	11.20%
	National Financial Services LLC	Jersey City, NJ	488,414	8.97%
	Pershing LLC	Jersey City, NJ	482,030	8.85%
	Morgan Stanley Smith Barney	Jersey City, NJ	467,664	8.59%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	334,545	6.14%
	LPL Financial	San Diego, CA	298,125	5.47%
	Raymond James	St. Petersburg, FL	288,438	5.30%
Class I
	First Clearing LLC	St. Louis, MO	201,544	48.15%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	95,996	22.93%
	LPL Financial	San Diego, CA	44,715	10.68%
	Raymond James	St. Petersburg, FL	38,881	9.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	28,659	6.84%

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	585,643	14.80%
	National Financial Services LLC	Jersey City, NJ	531,907	13.44%
	Raymond James	St. Petersburg, FL	463,595	11.71%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	372,568	9.41%
	Pershing LLC	Jersey City, NJ	343,067	8.67%
	First Clearing LLC	St. Louis, MO	317,945	8.03%
	American Enterprise Investment Services	Minneapolis, MN	286,343	7.23%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	222,469	18.86%
	UBS WM USA	Weehawken, NJ	169,321	14.35%
	Pershing LLC	Jersey City, NJ	159,867	13.55%
	National Financial Services LLC	Jersey City, NJ	118,666	10.06%
	First Clearing LLC	St. Louis, MO	98,703	8.36%
	Morgan Stanley Smith Barney	Jersey City, NJ	96,132	8.15%
	LPL Financial	San Diego, CA	90,803	7.69%
Class I
	SEI Private Trust Company	Oaks, PA	869,409	84.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	119,839	11.58%

Eaton Vance National Limited Maturity Municipal Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,390,651	15.43%
	First Clearing LLC	St. Louis, MO	3,981,298	13.99%
	UBS WM USA	Weehawken, NJ	2,997,717	10.53%
	Pershing LLC	Jersey City, NJ	2,723,555	9.57%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,309,461	8.11%
	National Financial Services LLC	Jersey City, NJ	2,179,511	7.65%
	American Enterprise Investment Services	Minneapolis, MN	1,739,356	6.11%
Class B
	First Clearing LLC	St. Louis, MO	111,519	46.03%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	36,883	15.22%
	Edward D. Jones and Co.	St. Louis, MO	34,305	14.16%
	National Financial Services LLC	Jersey City, NJ	14,945	6.16%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,172,505	25.62%
	First Clearing LLC	St. Louis, MO	1,893,462	15.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,570,673	12.68%
	LPL Financial	San Diego, CA	897,937	7.25%
	Pershing LLC	Jersey City, NJ	832,489	6.72%
	UBS WM USA	Weehawken, NJ	741,584	5.99%
	National Financial Services LLC	Jersey City, NJ	640,272	5.17%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance National Limited Maturity Municipal Income Fund - continued

Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,471,954	62.59%
	LPL Financial	San Diego, CA	1,326,696	11.11%
	Morgan Stanley Smith Barney	Jersey City, NJ	990,600	8.29%
	First Clearing LLC	St. Louis, MO	887,059	7.43%

Eaton Vance New York Limited Maturity Municipal Income Fund

Class A
	Pershing LLC	Jersey City, NJ	1,223,919	23.43%
	Morgan Stanley Smith Barney	Jersey City, NJ	779,777	14.92%
	First Clearing LLC	St. Louis, MO	600,992	11.50%
	UBS WM USA	Weehawken, NJ	482,140	9.23%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	341,270	6.53%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	327,737	6.27%
Class B
	First Clearing LLC	St. Louis, MO	9,216	34.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,592	24.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,066	15.21%
	LPL Financial	San Diego, CA	2,172	8.12%
	Pershing LLC	Jersey City, NJ	2,018	7.55%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	1,413	5.28%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	499,536	18.52%
	First Clearing LLC	St. Louis, MO	397,650	14.75%
	Morgan Stanley Smith Barney	Jersey City, NJ	382,324	14.18%
	Pershing LLC	Jersey City, NJ	337,580	12.52%
	Raymond James	St. Petersburg, FL	317,634	11.78%
	UBS WM USA	Weehawken, NJ	232,346	8.61%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	208,569	35.76%
	First Clearing LLC	St. Louis, MO	130,848	22.43%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	116,159	19.91%
	LPL Financial	San Diego, CA	54,506	9.34%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	49,320	8.45%

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	579,862	16.53%
	First Clearing LLC	St. Louis, MO	464,603	13.24%
	Pershing LLC	Jersey City, NJ	443,247	12.63%
	LPL Financial	San Diego, CA	327,029	9.32%
	Morgan Stanley Smith Barney	Jersey City, NJ	313,989	8.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	300,621	8.57%
	UBS WM USA	Weehawken, NJ	206,416	5.88%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	550,023	30.48%
	First Clearing LLC	St. Louis, MO	247,449	13.71%
	Raymond James	St. Petersburg, FL	238,575	13.22%
	National Financial Services LLC	Jersey City, NJ	155,357	8.61%
	Pershing LLC	Jersey City, NJ	96,558	5.35%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	93,104	41.57%
	First Clearing LLC	St. Louis, MO	43,356	19.36%
	LPL Financial	San Diego, CA	25,972	11.59%
	First National Trust Company	Johnstown Pa	25,827	11.53%
	RBC Capital Markets LLC	Minneapolis, MN	15,564	6.95%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipal Income Fund

Class A
	Raymond James	St. Petersburg, FL	554,354	14.62%
	First Clearing LLC	St. Louis, MO	482,236	12.72%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	479,437	12.65%
	Pershing LLC	Jersey City, NJ	332,807	8.78%
	Morgan Stanley Smith Barney	Jersey City, NJ	330,959	8.73%
Class B
	First Clearing LLC	St. Louis, MO	13,194	35.19%
	Charles Schwab & Co., Inc.	San Francisco, CA	11,230	29.95%
	National Financial Services LLC	Jersey City, NJ	5,361	14.30%
	Pershing LLC	Jersey City, NJ	4,692	12.51%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	116,366	53.54%
	Morgan Stanley Smith Barney	Jersey City, NJ	40,793	18.77%
	LPL Financial	San Diego, CA	20,264	9.32%
	Raymond James	St. Petersburg, FL	11,251	5.17%
Class I
	Wells Fargo Bank, NA FBO Luton K/Res Nsl Trust	Minneapolis, MN	79,566	18.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	56,776	13.24%
	First Clearing LLC	St. Louis, MO	45,663	10.65%
	Wells Fargo Bank NA FBO Luton K Res Plm Trust	Minneapolis, MN	42,355	9.88%
	Morgan Stanley Smith Barney	Jersey City, NJ	41,277	9.63%
	E*Trade Clearing LLC	Jersey City, NJ	34,796	8.11%
	Sterne Agee & Leach Inc.	Birmingham, Al	34,685	8.09%
	Sterne Agee & Leach Inc.	Birmingham, Al	33,458	7.80%

Eaton Vance Arizona Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	1,247,023	22.13%
	American Enterprise Investment Services	Minneapolis, MN	738,612	13.11%
	Morgan Stanley Smith Barney	Jersey City, NJ	522,810	9.28%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	439,248	7.79%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	307,910	5.46%
Class B
	National Financial Services LLC	Jersey City, NJ	18,247	28.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11,229	17.25%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	7,392	11.35%
	Morgan Stanley Smith Barney	Jersey City, NJ	6,056	9.30%
	Pershing LLC	Jersey City, NJ	5,891	9.05%
	Edward D. Jones and Co.	St. Louis, MO	5,021	7.71%
	First Clearing LLC	St. Louis, MO	3,836	5.89%
Class C
	First Clearing LLC	St. Louis, MO	164,052	27.16%
	American Enterprise Investment Services	Minneapolis, MN	80,596	13.34%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	61,693	10.21%
	UBS WM USA	Weehawken, NJ	56,837	9.41%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	49,459	8.19%
	Oppenheimer & Co. Inc. FBO Robinson Decedent's
	Trust dtd 03/29/2011 Elayne Robinson & Linda Duddeck TTEES		47,530	7.87%
	Pershing LLC	Jersey City, NJ	35,773	5.92%
	Morgan Stanley Smith Barney	Jersey City, NJ	33,594	5.56%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	96,750	12.70%
	Wells Fargo Bank NA FBO Bradley, John FBO A. Donahoe Tua	Minneapolis, MN	59,054	7.75%

Eaton Vance Arkansas Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	1,311,355	24.90%
	Edward D. Jones and Co.	St. Louis, MO	966,346	18.35%
	Pershing LLC	Jersey City, NJ	755,506	14.34%
	Raymond James	St. Petersburg, FL	586,332	11.13%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Arkansas Municipal Income Fund - continued

Class B
	Edward D. Jones and Co.	St. Louis, MO	42,134	34.51%
	Pershing LLC	Jersey City, NJ	37,969	31.10%
	Raymond James	St. Petersburg, FL	18,827	15.42%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,453	5.28%
Class C
	First Clearing LLC	St. Louis, MO	156,125	27.33%
	LPL Financial	San Diego, CA	98,019	17.16%
	Morgan Stanley Smith Barney	Jersey City, NJ	80,664	14.12%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	80,400	14.07%
	UBS WM USA	Weehawken, NJ	34,995	6.12%
Class I
	First Clearing LLC	St. Louis, MO	165,708	62.47%
	LPL Financial	San Diego, CA	67,749	25.54%
	Morgan Stanley Smith Barney	Jersey City, NJ	18,060	6.80%

Eaton Vance California Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	2,322,238	18.07%
	First Clearing LLC	St. Louis, MO	2,026,231	15.76%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,593,379	12.40%
	UBS WM USA	Weehawken, NJ	1,374,981	10.70%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	427,394	37.58%
	First Clearing LLC	St. Louis, MO	200,953	17.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	171,723	15.10%
	UBS WM USA	Weehawken, NJ	105,338	9.26%
	LPL Financial	San Diego, CA	63,539	5.58%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	206,031	11.04%
	First Clearing LLC	St. Louis, MO	169,113	9.06%
	E*Trade Clearing LLC	Jersey City, NJ	100,912	5.41%

Eaton Vance Connecticut Municipal Income Fund

Class A
	Pershing LLC	Jersey City, NJ	1,888,968	23.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	768,020	9.72%
	First Clearing LLC	St. Louis, MO	697,687	8.83%
	UBS WM USA	Weehawken, NJ	515,002	6.52%
	National Financial Services LLC	Jersey City, NJ	439,009	5.56%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	59,995	40.49%
	First Clearing LLC	St. Louis, MO	35,566	24.00%
	National Financial Services LLC	Jersey City, NJ	17,176	11.59%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	142,128	24.08%
	Pershing LLC	Jersey City, NJ	134,828	22.84%
	LPL Financial	San Diego, CA	100,001	16.94%
	First Clearing LLC	St. Louis, MO	95,353	16.15%
	Morgan Stanley Smith Barney	Jersey City, NJ	37,733	6.39%
	UBS WM USA	Weehawken, NJ	34,335	5.81%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	177,101	22.59%
	First Clearing LLC	St. Louis, MO	118,066	15.06%
	Morgan Stanley Smith Barney	Jersey City, NJ	85,076	10.85%
	Pershing LLC	Jersey City, NJ	76,212	9.72%
	Wells Fargo Bank NA FBO Fliess, Wm M Tuw FBO Sara L Fliess	Minneapolis, MN	42,751	5.45%

Eaton Vance Georgia Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	780,985	15.21%
	National Financial Services LLC	Jersey City, NJ	627,309	12.21%
	LPL Financial	San Diego, CA	525,506	10.23%
	Edward D. Jones and Co.	St. Louis, MO	496,720	9.67%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	406,623	7.92%
	Morgan Stanley Smith Barney	Jersey City, NJ	377,122	7.34%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Georgia Municipal Income Fund - continued

Class B
	First Clearing LLC	St. Louis, MO	70,116	60.35%
	National Financial Services LLC	Jersey City, NJ	19,185	16.51%
	Edward D. Jones and Co.	St. Louis, MO	12,036	10.36%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	174,378	29.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	118,956	20.02%
	First Clearing LLC	St. Louis, MO	105,084	17.68%
	UBS WM USA	Weehawken, NJ	84,987	14.30%
	Raymond James	St. Petersburg, FL	33,880	5.70%
	National Financial Services LLC	Jersey City, NJ	33,408	5.62%
Class I
	First Clearing LLC	St. Louis, MO	279,132	28.66%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	170,243	17.48%
	Wells Fargo Bank, NA FBO Ratner M.M.	Minneapolis, MN	86,324	8.86%

Eaton Vance Kentucky Municipal Income Fund

Class A
	Charles Schwab & Co., Inc.	San Francisco, CA	947,981	21.98%
	First Clearing LLC	St. Louis, MO	609,300	14.12%
	Raymond James	St. Petersburg, FL	360,539	8.36%
	Edward D. Jones and Co.	St. Louis, MO	317,963	7.37%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	307,695	7.13%
Class B
	Pershing LLC	Jersey City, NJ	11,513	35.13%
	Edward D. Jones and Co.	St. Louis, MO	5,814	17.74%
	National Financial Services LLC	Jersey City, NJ	4,934	15.06%
	Charles Schwab & Co., Inc.	San Francisco, CA	4,130	12.60%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,958	12.07%
Class C
	UBS WM USA	Weehawken, NJ	84,144	22.15%
	National Financial Services LLC	Jersey City, NJ	60,194	15.85%
	Morgan Stanley Smith Barney	Jersey City, NJ	42,373	11.15%
	Raymond James	St. Petersburg, FL	41,631	10.96%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	40,578	10.68%
	LPL Financial	San Diego, CA	35,930	9.46%
	Charles Schwab & Co., Inc.	San Francisco, CA	30,558	8.04%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	583,800	89.00%
	First Clearing LLC	St. Louis, MO	33,620	5.12%

Eaton Vance Maryland Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	866,822	15.71%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	836,122	15.16%
	First Clearing LLC	St. Louis, MO	590,785	10.71%
	National Financial Services LLC	Jersey City, NJ	579,781	10.51%
	Pershing LLC	Jersey City, NJ	290,593	5.26%
Class B
	First Clearing LLC	St. Louis, MO	46,535	32.89%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	27,205	19.22%
	National Financial Services LLC	Jersey City, NJ	21,733	15.36%
	Carol H Newman	Beltsville, MD	9,550	6.75%
	Pershing LLC	Jersey City, NJ	8,163	5.76%
Class C
	National Financial Services LLC	Jersey City, NJ	414,105	26.03%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	400,728	25.19%
	Morgan Stanley Smith Barney	Jersey City, NJ	274,667	17.26%
	First Clearing LLC	St. Louis, MO	178,016	11.19%
	UBS WM USA	Weehawken, NJ	84,475	5.31%
Class I
	First Clearing LLC	St. Louis, MO	82,164	16.17%
	Morgan Stanley Smith Barney	Jersey City, NJ	72,858	14.33%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	51,869	10.20%
	Wells Fargo Bank NA FBO Erdahl, Ann 2012 Irrevocable Tua	Minneapolis, MN	45,455	8.94%
	Wells Fargo Bank NA FBO Robbins, Chandler S. – Agy	Minneapolis, MN	38,126	7.50%
	Wells Fargo Bank, NA FBO English Alice M Trust	Minneapolis, MN	35,951	7.07%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Massachusetts Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	1,413,651	10.95%
	Pershing LLC	Jersey City, NJ	1,374,781	10.65%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,359,923	10.53%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,354,872	10.49%
	National Financial Services LLC	Jersey City, NJ	1,247,740	9.66%
	UBS WM USA	Weehawken, NJ	1,114,973	8.64%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	473,725	23.40%
	Pershing LLC	Jersey City, NJ	357,982	17.68%
	Morgan Stanley Smith Barney	Jersey City, NJ	230,561	11.38%
	LPL Financial	San Diego, CA	226,069	11.16%
	National Financial Services LLC	Jersey City, NJ	182,995	9.04%
	First Clearing LLC	St. Louis, MO	148,286	7.32%
Class I
	National Financial Services LLC	Jersey City, NJ	660,424	31.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	412,844	19.95%
	Morgan Stanley Smith Barney	Jersey City, NJ	122,252	5.91%
	SEI Private Trust Company	Oaks, PA	113,521	5.48%

Eaton Vance Minnesota Municipal Income Fund

Class A
	Charles Schwab & Co., Inc.	San Francisco, CA	1,507,664	19.38%
	American Enterprise Investment Services	Minneapolis, MN	1,074,242	13.81%
	UBS WM USA	Weehawken, NJ	991,409	12.74%
	Pershing LLC	Jersey City, NJ	757,905	9.74%
	First Clearing LLC	St. Louis, MO	623,188	8.01%
	National Financial Services LLC	Jersey City, NJ	411,866	5.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	401,352	5.16%
Class B
	First Clearing LLC	St. Louis, MO	23,601	30.66%
	Edward D. Jones and Co.	St. Louis, MO	15,747	20.46%
	UBS WM USA	Weehawken, NJ	8,705	11.31%
	Charles Schwab & Co., Inc.	San Francisco, CA	6,718	8.72%
	Pershing LLC	Jersey City, NJ	5,543	7.20%
Class C
	American Enterprise Investment Services	Minneapolis, MN	243,829	23.79%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	124,704	12.16%
	UBS WM USA	Weehawken, NJ	117,946	11.50%
	Pershing LLC	Jersey City, NJ	116,864	11.40%
	National Financial Services LLC	Jersey City, NJ	93,954	9.16%
	First Clearing LLC	St. Louis, MO	73,586	7.18%
	LPL Financial	San Diego, CA	60,782	5.93%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	162,113	5.58%
	First Clearing LLC	St. Louis, MO	148,130	5.09%

Eaton Vance Missouri Municipal Income Fund

Class A
	Lesser Family Holdings LLC	Bridgeton, MO	995,954	14.99%
	Edward D. Jones and Co.	St. Louis, MO	968,741	14.58%
	First Clearing LLC	St. Louis, MO	840,359	12.64%
	National Financial Services LLC	Jersey City, NJ	624,063	9.39%
	Morgan Stanley Smith Barney	Jersey City, NJ	465,178	7.00%
	Pershing LLC	Jersey City, NJ	348,161	5.24%
	Charles Schwab & Co., Inc.	San Francisco, CA	333,268	5.01%
Class B
	Charles Schwab & Co., Inc.	San Francisco, CA	39,487	31.48%
	Pershing LLC	Jersey City, NJ	15,280	12.18%
	American Enterprise Investment Services	Minneapolis, MN	13,139	10.47%
	Edward D. Jones and Co.	St. Louis, MO	11,818	9.42%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	10,438	8.32%
	RBC Capital Markets LLC	Minneapolis, MN	9,415	7.50%
	National Financial Services LLC	Jersey City, NJ	6,992	5.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,533	5.20%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Missouri Municipal Income Fund - continued

Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	122,684	21.15%
	First Clearing LLC	St. Louis, MO	75,338	12.99%
	Charles Schwab & Co., Inc.	San Francisco, CA	68,055	11.73%
	American Enterprise Investment Services	Minneapolis, MN	55,242	9.52%
	LPL Financial	San Diego, CA	54,691	9.43%
	Pershing LLC	Jersey City, NJ	51,157	8.82%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	92,618	39.26%
	First Clearing LLC	St. Louis, MO	62,673	26.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	45,015	19.08%
	RBC Capital Markets LLC	Minneapolis, MN	32,450	13.75%

Eaton Vance Municipal Opportunities Fund

Class A
	UBS WM USA	Weehawken, NJ	759,576	56.88%
	American Enterprise Investment Services	Minneapolis, MN	268,398	20.10%
	Pershing LLC	Jersey City, NJ	99,462	7.44%
Class I
	Eaton Vance Corp.*	Boston, MA	999,000	65.02%
	Morgan Stanley Smith Barney	Jersey City, NJ	219,870	14.31%
	LPL Financial	San Diego, CA	123,454	8.03%
	Charles Schwab & Co., Inc.	San Francisco, CA	95,729	6.23%

Eaton Vance National Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	30,469,192	14.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	24,279,733	11.26%
	UBS WM USA	Weehawken, NJ	22,129,164	10.26%
	Morgan Stanley Smith Barney	Jersey City, NJ	20,612,901	9.56%
	National Financial Services LLC	Jersey City, NJ	17,352,802	8.05%
	American Enterprise Investment Services	Minneapolis, MN	16,805,138	7.79%
	Pershing LLC	Jersey City, NJ	14,204,403	6.59%
Class B
	First Clearing LLC	St. Louis, MO	1,803,525	34.19%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	804,140	15.24%
	Pershing LLC	Jersey City, NJ	482,558	9.14%
	National Financial Services LLC	Jersey City, NJ	480,342	9.10%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14,277,866	21.46%
	First Clearing LLC	St. Louis, MO	10,898,079	16.38%
	Morgan Stanley Smith Barney	Jersey City, NJ	6,632,953	9.97%
	UBS WM USA	Weehawken, NJ	6,217,280	9.34%
	Pershing LLC	Jersey City, NJ	4,242,360	6.37%
Class I
	LPL Financial	San Diego, CA	35,879,169	52.61%
	First Clearing LLC	St. Louis, MO	7,153,745	10.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,019,723	10.29%

Eaton Vance New Jersey Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	2,593,220	17.18%
	First Clearing LLC	St. Louis, MO	2,346,989	15.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,616,340	10.71%
	UBS WM USA	Weehawken, NJ	965,757	6.39%
	National Financial Services LLC	Jersey City, NJ	781,238	5.17%
	Pershing LLC	Jersey City, NJ	779,015	5.16%
Class C
	First Clearing LLC	St. Louis, MO	673,259	28.07%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	608,710	25.38%
	Morgan Stanley Smith Barney	Jersey City, NJ	227,109	9.47%
	National Financial Services LLC	Jersey City, NJ	171,348	7.14%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance New Jersey Municipal Income Fund - continued

Class I
	First Clearing LLC	St. Louis, MO	347,153	18.99%
	E*Trade Clearing LLC	Jersey City, NJ	208,673	11.41%
	Morgan Stanley Smith Barney	Jersey City, NJ	175,259	9.58%
	Wells Fargo Bank NA FBO Carapezzi,W I/M Carapezzi	Minneapolis, MN	150,344	8.22%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	127,254	6.96%
	E*Trade Clearing LLC	Jersey City, NJ	111,403	6.09%

Eaton Vance New York Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	3,651,686	15.65%
	First Clearing LLC	St. Louis, MO	2,132,138	9.13%
	Pershing LLC	Jersey City, NJ	2,099,600	9.00%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,559,195	6.68%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	1,379,013	5.91%
	UBS WM USA	Weehawken, NJ	1,305,474	5.59%
Class B
	First Clearing LLC	St. Louis, MO	168,545	32.26%
	Pershing LLC	Jersey City, NJ	104,758	20.05%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	87,205	16.69%
	National Financial Services LLC	Jersey City, NJ	37,603	7.19%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	915,566	21.27%
	UBS WM USA	Weehawken, NJ	594,784	13.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	589,152	13.69%
	Pershing LLC	Jersey City, NJ	575,367	13.37%
	First Clearing LLC	St. Louis, MO	486,844	11.31%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	216,592	5.03%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	778,148	30.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	489,271	18.99%
	Pershing LLC	Jersey City, NJ	293,020	11.37%
	First Clearing LLC	St. Louis, MO	287,597	11.16%
	National Financial Services LLC	Jersey City, NJ	207,893	8.07%
	LPL Financial	San Diego, CA	168,666	6.54%

Eaton Vance North Carolina Municipal Income Fund

Class A
	Edward D. Jones and Co.	St. Louis, MO	1,434,918	16.96%
	First Clearing LLC	St. Louis, MO	1,320,105	15.61%
	Morgan Stanley Smith Barney	Jersey City, NJ	818,926	9.68%
	Pershing LLC	Jersey City, NJ	667,753	7.89%
	UBS WM USA	Weehawken, NJ	605,845	7.16%
	National Financial Services LLC	Jersey City, NJ	471,304	5.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	446,296	5.27%
Class B
	First Clearing LLC	St. Louis, MO	44,609	45.60%
	Edward D. Jones and Co.	St. Louis, MO	10,937	11.18%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8,639	8.83%
	Raymond James	St. Petersburg, FL	8,249	8.43%
	American Enterprise Investment Services	Minneapolis, MN	5,790	5.91%
	Pershing LLC	Jersey City, NJ	5,516	5.63%
Class C
	First Clearing LLC	St. Louis, MO	550,659	26.32%
	Raymond James	St. Petersburg, FL	534,570	25.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	281,214	13.44%
	Edward D. Jones and Co.	St. Louis, MO	174,186	8.32%
	Morgan Stanley Smith Barney	Jersey City, NJ	135,189	6.46%
Class I
	First Clearing LLC	St. Louis, MO	305,372	18.07%
	SEI Private Trust Co	Oaks, PA	199,881	11.83%
	Morgan Stanley Smith Barney	Jersey City, NJ	144,820	8.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	128,220	7.59%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Ohio Municipal Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	3,204,151	21.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,786,858	11.89%
	First Clearing LLC	St. Louis, MO	1,616,005	10.75%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,104,682	7.35%
	UBS WM USA	Weehawken, NJ	877,358	5.83%
	Pershing LLC	Jersey City, NJ	825,293	5.49%
Class C
	National Financial Services LLC	Jersey City, NJ	538,733	25.06%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	376,999	17.53%
	Pershing LLC	Jersey City, NJ	215,429	10.02%
	UBS WM USA	Weehawken, NJ	191,328	8.90%
	First Clearing LLC	St. Louis, MO	150,970	7.02%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	235,249	40.05%
	First Clearing LLC	St. Louis, MO	149,527	25.46%
	Morgan Stanley Smith Barney	Jersey City, NJ	72,199	12.29%
	UBS WM USA	Weehawken, NJ	61,768	10.51%
	Reliance Trust Company FBO Ris-100 R/R	Atlanta, GA	33,689	5.73%

Eaton Vance Oregon Municipal Income Fund

Class A
	Edward D. Jones and Co.	St. Louis, MO	3,038,003	29.45%
	First Clearing LLC	St. Louis, MO	1,038,695	10.07%
	American Enterprise Investment Services	Minneapolis, MN	871,546	8.45%
	Morgan Stanley Smith Barney	Jersey City, NJ	740,075	7.17%
	Charles Schwab & Co., Inc.	San Francisco, CA	553,188	5.36%
Class B
	Charles Schwab & Co., Inc.	San Francisco, CA	185,943	61.86%
	Edward D. Jones and Co.	St. Louis, MO	32,621	10.85%
	First Clearing LLC	St. Louis, MO	25,001	8.31%
	National Financial Services LLC	Jersey City, NJ	16,125	5.36%
Class C
	LPL Financial	San Diego, CA	314,559	20.44%
	Charles Schwab & Co., Inc.	San Francisco, CA	261,341	16.98%
	Morgan Stanley Smith Barney	Jersey City, NJ	253,064	16.44%
	First Clearing LLC	St. Louis, MO	158,310	10.28%
	Pershing LLC	Jersey City, NJ	112,368	7.30%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	105,106	6.83%
	American Enterprise Investment Services	Minneapolis, MN	86,806	5.64%
Class I
	First Clearing LLC	St. Louis, MO	185,603	19.48%
	Morgan Stanley Smith Barney	Jersey City, NJ	119,350	12.52%
	LPL Financial	San Diego, CA	54,471	5.71%
	Wells Fargo Bank NA FBO Wakefield FBO Anne Mccandless Tua	Minneapolis, MN	49,132	5.15%
	Wells Fargo Bank NA FBO Hawes, P. Tua FBO J. Holmes	Minneapolis, MN	47,835	5.02%

Eaton Vance Pennsylvania Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	2,453,596	14.68%
	First Clearing LLC	St. Louis, MO	2,064,289	12.35%
	National Financial Services LLC	Jersey City, NJ	1,802,272	10.78%
	Pershing LLC	Jersey City, NJ	1,441,978	8.62%
	Charles Schwab & Co., Inc.	San Francisco, CA	998,839	5.97%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	983,821	5.88%
Class B
	First Clearing LLC	St. Louis, MO	128,726	33.31%
	National Financial Services LLC	Jersey City, NJ	60,109	15.55%
	Pershing LLC	Jersey City, NJ	40,572	10.50%
	Morgan Stanley Smith Barney	Jersey City, NJ	23,822	6.16%
Class C
	First Clearing LLC	St. Louis, MO	1,015,549	28.95%
	National Financial Services LLC	Jersey City, NJ	631,219	17.99%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	308,815	8.80%
	Morgan Stanley Smith Barney	Jersey City, NJ	297,697	8.48%
	Charles Schwab & Co., Inc.	San Francisco, CA	200,851	5.72%
	Pershing LLC	Jersey City, NJ	198,853	5.66%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Pennsylvania Municipal Income Fund - continued

Class I
	First Clearing LLC	St. Louis, MO	664,945	18.69%
	Morgan Stanley Smith Barney	Jersey City, NJ	266,072	7.47%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	207,380	5.82%

Eaton Vance South Carolina Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	1,518,723	18.28%
	First Clearing LLC	St. Louis, MO	1,497,672	18.03%
	Edward D. Jones and Co.	St. Louis, MO	1,417,557	17.06%
	National Financial Services LLC	Jersey City, NJ	536,519	6.45%
	UBS WM USA	Weehawken, NJ	495,065	5.96%
	Raymond James	St. Petersburg, FL	457,209	5.50%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	437,417	5.26%
	Pershing LLC	Jersey City, NJ	432,142	5.20%
Class B
	First Clearing LLC	St. Louis, MO	99,850	46.30%
	Edward D. Jones and Co.	St. Louis, MO	38,136	17.68%
	Raymond James	St. Petersburg, FL	23,732	11.00%
	Pershing LLC	Jersey City, NJ	21,152	9.80%
Class C
	First Clearing LLC	St. Louis, MO	599,102	22.68%
	Morgan Stanley Smith Barney	Jersey City, NJ	401,749	15.21%
	Edward D. Jones and Co.	St. Louis, MO	343,036	12.98%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	342,958	12.98%
	Raymond James	St. Petersburg, FL	274,829	10.40%
	Pershing LLC	Jersey City, NJ	152,808	5.78%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	348,366	17.71%
	Morgan Stanley Smith Barney	Jersey City, NJ	184,988	9.40%
	First Clearing LLC	St. Louis, MO	180,878	9.19%

Eaton Vance Tennessee Municipal Income Fund

Class A
	Edward D. Jones and Co.	St. Louis, MO	619,148	17.45%
	Morgan Stanley Smith Barney	Jersey City, NJ	371,679	10.47%
	National Financial Services LLC	Jersey City, NJ	357,826	10.08%
	UBS WM USA	Weehawken, NJ 0786	309,368	8.72%
	Pershing LLC	Jersey City, NJ	267,135	7.53%
	Raymond James	St. Petersburg, FL	264,391	7.45%
	First Clearing LLC	St. Louis, MO	205,636	5.79%
	Charles Schwab & Co., Inc.	San Francisco, CA	186,457	5.25%
Class B
	Edward D. Jones and Co.	St. Louis, MO	34,170	47.10%
	Pershing LLC	Jersey City, NJ	15,907	21.93%
	First Clearing LLC	St. Louis, MO	12,215	16.84%
	American Enterprise Investment Services	Minneapolis, MN	4,000	5.51%
Class C
	Raymond James	St. Petersburg, FL	174,958	21.85%
	Edward D. Jones and Co.	St. Louis, MO	126,054	15.74%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	86,519	10.80%
	First Clearing LLC	St. Louis, MO	83,970	10.49%
	National Financial Services LLC	Jersey City, NJ	80,997	10.11%
	LPL Financial	San Diego, CA	61,396	7.67%
	UBS WM USA	Weehawken, NJ	53,742	6.71%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	48,528	6.06%
	Pershing LLC	Jersey City, NJ	41,654	5.20%
Class I
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	42,134	60.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	17,883	25.58%
	First Clearing LLC	St. Louis, MO	9,280	13.27%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Virginia Municipal Income Fund

Class A
	First Clearing LLC	St. Louis, MO	1,425,990	17.95%
	Morgan Stanley Smith Barney	Jersey City, NJ	972,083	12.24%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	844,136	10.63%
	Pershing LLC	Jersey City, NJ	769,206	9.68%
	National Financial Services LLC	Jersey City, NJ	565,187	7.11%
	UBS WM USA	Weehawken, NJ	425,499	5.35%
Class B
	First Clearing LLC	St. Louis, MO	62,852	43.34%
	Morgan Stanley Smith Barney	Jersey City, NJ	12,947	8.92%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	10,742	7.40%
	National Financial Services LLC	Jersey City, NJ	10,399	7.17%
	John F Hayden and Belva J Hayden JTWROS	McLean, VA	8,367	5.77%
Class C
	First Clearing LLC	St. Louis, MO	254,882	30.14%
	Morgan Stanley Smith Barney	Jersey City, NJ	157,276	18.59%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	136,850	16.18%
	National Financial Services LLC	Jersey City, NJ	54,979	6.50%
	Pershing LLC	Jersey City, NJ	50,915	6.02%
	Charles Schwab & Co., Inc.	San Francisco, CA	44,605	5.27%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	152,035	9.26%
	First Clearing LLC	St. Louis, MO	147,277	8.97%
	Wells Fargo Bank, NA FBO Hassinger-Brown	Minneapolis, MN	133,909	8.15%
	Morgan Stanley Smith Barney	Jersey City, NJ	103,907	6.33%

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund

Class A
	UBS WM USA	Weehawken, NJ	7,139,956	17.40%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,299,711	12.92%
	First Clearing LLC	St. Louis, MO	4,545,151	11.08%
	American Enterprise Investment Services	Minneapolis, MN	3,324,473	8.10%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,994,083	7.29%
	National Financial Services LLC	Jersey City, NJ	2,645,621	6.44%
	Pershing LLC	Jersey City, NJ	2,411,100	5.87%
Class B
	First Clearing LLC	St. Louis, MO	279,089	30.76%
	Pershing LLC	Jersey City, NJ	139,816	15.41%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	124,870	13.76%
	National Financial Services LLC	Jersey City, NJ	93,449	10.30%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,715,354	20.83%
	First Clearing LLC	St. Louis, MO	3,171,866	17.79%
	National Financial Services LLC	Jersey City, NJ	2,069,814	11.60%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,812,147	10.16%
	UBS WM USA	Weehawken, NJ	1,749,538	9.81%
	Pershing LLC	Jersey City, NJ	1,077,557	6.04%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	9,226,735	46.62%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,611,404	18.24%
	First Clearing LLC	St. Louis, MO	2,947,081	14.89%
	National Financial Services LLC	Jersey City, NJ	1,161,693	5.86%

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Class A
	UBS WM USA	Weehawken, NJ	1,708,472	28.74%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,488,964	25.05%
	Morgan Stanley Smith Barney	Jersey City, NJ	815,154	13.71%
	American Enterprise Investment Services	Minneapolis, MN	428,228	7.20%
	First Clearing LLC	St. Louis, MO	352,910	5.93%
	National Financial Services LLC	Jersey City, NJ	302,640	5.09%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund - continued

Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,549,356	52.69%
	Morgan Stanley Smith Barney	Jersey City, NJ	406,541	13.82%
	Pershing LLC	Jersey City, NJ	190,495	6.47%
	UBS WM USA	Weehawken, NJ	178,997	6.08%
	First Clearing LLC	St. Louis, MO	178,406	6.06%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12,784,840	78.33%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,340,663	8.21%

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Class A
	UBS WM USA	Weehawken, NJ	239,777	45.73%
	American Enterprise Investment Services	Minneapolis, MN	82,946	15.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	46,153	8.80%
	RBC Capital Markets LLC	Minneapolis, MN	31,150	5.94%
	National Financial Services LLC	Jersey City, NJ	28,491	5.43%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	85,469	43.28%
	American Enterprise Investment Services	Minneapolis, MN	32,505	16.46%
	National Financial Services LLC	Jersey City, NJ	28,740	14.55%
	UBS WM USA	Weehawken, NJ	17,532	8.87%
Class I
	Eaton Vance Management*	Boston, MA	522,242	57.22%
	Morgan Stanley Smith Barney	Jersey City, NJ	193,720	21.22%
	Charles Schwab & Co., Inc.	San Francisco, CA	114,846	12.58%
	National Financial Services LLC	Jersey City, NJ	67,959	7.44%

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Class A
	UBS WM USA	Weehawken, NJ	6,504,566	20.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,994,135	12.80%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,647,032	11.69%
	First Clearing LLC	St. Louis, MO	3,544,898	11.36%
	National Financial Services LLC	Jersey City, NJ	3,077,648	9.87%
	American Enterprise Investment Services	Minneapolis, MN	2,194,873	7.03%
	Pershing LLC	Jersey City, NJ	1,699,293	5.44%
Class C
	First Clearing LLC	St. Louis, MO	2,403,241	18.42%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,049,190	15.70%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,282,584	9.83%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	1,224,801	9.38%
	Pershing LLC	Jersey City, NJ	1,148,239	8.80%
	UBS WM USA	Weehawken, NJ	1,108,305	8.49%
	National Financial Services LLC	Jersey City, NJ	890,229	6.82%
	American Enterprise Investment Services	Minneapolis, MN	775,004	5.94%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,150,634	43.01%
	First Clearing LLC	St. Louis, MO	3,492,148	16.41%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,488,156	16.39%
	National Financial Services LLC	Jersey City, NJ	1,160,683	5.45%

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	3,270,528	13.60%
	First Clearing LLC	St. Louis, MO	2,923,938	12.16%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,668,613	11.09%
	UBS WM USA	Weehawken, NJ	2,337,460	9.72%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,268,819	9.43%
	Pershing LLC	Jersey City, NJ	2,087,834	8.68%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,598,414	6.64%
	American Enterprise Investment Services	Minneapolis, MN	1,530,770	6.36%
	LPL Financial	San Diego, CA	1,250,130	5.19%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance AMT-Free Municipal Income Fund - continued

Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	62,068	25.40%
	First Clearing LLC	St. Louis, MO	57,164	23.39%
	National Financial Services LLC	Jersey City, NJ	32,801	13.42%
	American Enterprise Investment Services	Minneapolis, MN	23,103	9.45%
	Pershing LLC	Jersey City, NJ	20,764	8.49%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	955,827	22.20%
	Morgan Stanley Smith Barney	Jersey City, NJ	608,138	14.12%
	First Clearing LLC	St. Louis, MO	516,085	11.98%
	UBS WM USA	Weehawken, NJ	464,053	10.78%
	Charles Schwab & Co., Inc.	San Francisco, CA	275,147	6.39%
	National Financial Services LLC	Jersey City, NJ	259,058	6.01%
	Raymond James	St. Petersburg, FL	248,991	5.78%
	Pershing LLC	Jersey City, NJ	224,483	5.21%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	1,497,091	16.03%
	First Clearing LLC	St. Louis, MO	1,381,577	14.79%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,337,284	14.32%
	National Financial Services LLC	Jersey City, NJ	1,158,789	12.41%
	Morgan Stanley Smith Barney	Jersey City, NJ	589,134	6.31%

Eaton Vance Atlanta Capital Horizon Growth Fund

Class A
	Pershing LLC	Jersey City, NJ	222,488	13.52%
	National Financial Services LLC	Jersey City, NJ	211,927	12.88%
	Raymond James	St. Petersburg, FL	160,748	9.77%
	UBS WM USA	Weehawken, NJ	149,465	9.08%
	First Clearing LLC	St. Louis, MO	144,391	8.77%
	American Enterprise Investment Services	Minneapolis, MN	128,221	7.79%
	Morgan Stanley Smith Barney	Jersey City, NJ	91,338	5.55%
Class B
	First Clearing LLC	St. Louis, MO	49,452	27.59%
	American Enterprise Investment Services	Minneapolis, MN	32,108	17.91%
	National Financial Services LLC	Jersey City, NJ	23,922	13.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19,044	10.62%
	Pershing LLC	Jersey City, NJ	13,097	7.30%
	UBS WM USA	Weehawken, NJ	11,124	6.20%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	123,368	18.01%
	Raymond James	St. Petersburg, FL	102,237	14.92%
	Pershing LLC	Jersey City, NJ	86,285	12.59%
	First Clearing LLC	St. Louis, MO	68,435	9.99%
	Morgan Stanley Smith Barney	Jersey City, NJ	67,578	9.86%
	LPL Financial	San Diego, CA	41,570	6.07%
Class I
	First Clearing LLC	St. Louis, MO	48,461	47.92%
	Charles Schwab & Co., Inc.	San Francisco, CA	23,561	23.30%
	FIIOC FBO Spectrum Glass Company Inc.	Covington, KY	14,288	14.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	12,806	12.66%

Eaton Vance Build America Bond Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	303,211	16.87%
	Pershing LLC	Jersey City, NJ	207,139	11.52%
	National Financial Services LLC	Jersey City, NJ	195,132	10.85%
	Edward D. Jones and Co.	St. Louis, MO	181,933	10.12%
	UBS WM USA	Weehawken, NJ	148,994	8.29%
	First Clearing LLC	St. Louis, MO	117,369	6.53%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	223,164	22.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	165,200	16.78%
	First Clearing LLC	St. Louis, MO	109,722	11.15%
	UBS WM USA	Weehawken, NJ	96,286	9.78%
	Pershing LLC	Jersey City, NJ	74,110	7.53%
	LPL Financial	San Diego, CA	65,615	6.66%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Build America Bond Fund

Class I
	National Financial Services LLC	Jersey City, NJ	386,270	36.09%
	Charles Schwab & Co., Inc.	San Francisco, CA	197,587	18.46%
	First Clearing LLC	St. Louis, MO	192,315	17.97%
	Fifth Third Bank TTEE FBO: IRR Trust U/A Ben E. Tate, Jr.	Cincinnati, OH	116,155	10.85%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	88,879	8.30%

Eaton Vance Currency Income Advantage Fund

Class A
	Eaton Vance Management*	Boston, MA	1,000	57.81%
	John R. Baur(1)	Sharon, MA	725	41.89%
Class I
	TD Ameritrade Inc.	Omaha, NE	130,681	55.58%
	Eaton Vance Management*	Boston, MA	99,000	42.10%

Eaton Vance Diversified Currency Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	4,360,661	22.33%
	UBS WM USA	Weehawken, NJ	3,484,183	17.84%
	American Enterprise Investment Services	Minneapolis, MN	2,846,379	14.57%
	Pershing LLC	Jersey City, NJ	1,412,329	7.23%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,360,027	6.96%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,082,503	5.54%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	1,413,003	22.11%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,336,261	20.91%
	First Clearing LLC	St. Louis, MO	492,507	7.70%
	Edward D. Jones and Co.	St. Louis, MO	470,449	7.36%
	UBS WM USA	Weehawken, NJ	429,277	6.71%
	RBC Capital Markets LLC	Minneapolis, MN	377,209	5.90%
	Pershing LLC	Jersey City, NJ	375,920	5.88%
	LPL Financial	San Diego, CA	330,643	5.17%
Class I
	National Financial Services LLC	Jersey City, NJ	16,643,357	40.43%
	Charles Schwab & Co., Inc.	San Francisco, CA	5,296,109	12.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,998,545	12.14%
	First Clearing LLC	St. Louis, MO	4,502,373	10.93%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,483,803	10.89%

Eaton Vance Emerging Markets Local Income Fund

Class A
	UBS WM USA	Weehawken, NJ	3,424,598	19.64%
	American Enterprise Investment Services	Minneapolis, MN	3,351,454	19.22%
	National Financial Services LLC	Jersey City, NJ	2,243,675	12.87%
	Pershing LLC	Jersey City, NJ	1,420,745	8.15%
	First Clearing LLC	St. Louis, MO	1,048,586	6.01%
	Raymond James	St. Petersburg, FL	1,011,718	5.80%
	LPL Financial	San Diego, CA	985,908	5.65%
Class C
	UBS WM USA	Weehawken, NJ	1,703,520	20.99%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,508,879	18.59%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,147,291	14.13%
	First Clearing LLC	St. Louis, MO	747,016	9.20%
	LPL Financial	San Diego, CA	548,909	6.76%
	Raymond James	St. Petersburg, FL	448,950	5.53%
	American Enterprise Investment Services	Minneapolis, MN	428,489	5.28%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	3,435,197	17.17%
	National Financial Services LLC	Jersey City, NJ	2,897,678	14.48%
	First Clearing LLC	St. Louis, MO	2,639,220	13.19%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,087,767	10.43%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,926,518	9.63%
	Mac & Co.	Pittsburgh, PA	1,377,996	6.89%
	SEI Private Trust Company	Oaks, PA	1,191,487	5.95%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Floating-Rate Advantage Fund

Advisers Class
	Charles Schwab & Co., Inc.	San Francisco, CA	8,423,684	41.53%
	National Financial Services LLC	Jersey City, NJ	5,285,304	26.06%
	Pershing LLC	Jersey City, NJ	4,304,247	21.22%
Class A
	Charles Schwab & Co., Inc.	San Francisco, CA	43,074,659	18.11%
	American Enterprise Investment Services	Minneapolis, MN	33,042,963	13.89%
	UBS WM USA	Weehawken, NJ	32,437,277	13.64%
	National Financial Services LLC	Jersey City, NJ	30,681,857	12.90%
	Pershing LLC	Jersey City, NJ	16,718,879	7.03%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14,060,691	5.91%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	699,568	22.22%
	National Financial Services LLC	Jersey City, NJ	568,855	18.07%
	First Clearing LLC	St. Louis, MO	462,517	14.69%
	Morgan Stanley Smith Barney	Jersey City, NJ	355,362	11.29%
	Pershing LLC	Jersey City, NJ	219,835	6.98%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	22,345,889	17.60%
	Morgan Stanley Smith Barney	Jersey City, NJ	20,356,002	16.03%
	First Clearing LLC	St. Louis, MO	19,846,994	15.63%
	Pershing LLC	Jersey City, NJ	9,384,482	7.39%
	National Financial Services LLC	Jersey City, NJ	6,973,722	5.49%
	UBS WM USA	Weehawken, NJ	6,610,982	5.20%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	56,508,852	18.62%
	First Clearing LLC	St. Louis, MO	30,962,600	10.20%
	Morgan Stanley Smith Barney	Jersey City, NJ	29,225,386	9.63%
	National Financial Services LLC	Jersey City, NJ	26,590,790	8.76%
	Charles Schwab & Co., Inc.	San Francisco, CA	26,425,276	8.70%

Eaton Vance Floating-Rate Fund

Advisers Class
	Charles Schwab & Co., Inc.	San Francisco, CA	26,240,041	35.71%
	National Financial Services LLC	Jersey City, NJ	18,589,551	25.30%
	Pershing LLC	Jersey City, NJ	14,671,534	19.97%
	TD Ameritrade Inc.	Omaha, NE	4,565,644	6.21%
Class A
	UBS WM USA	Weehawken, NJ	53,932,299	18.17%
	National Financial Services LLC	Jersey City, NJ	34,077,377	11.48%
	Charles Schwab & Co., Inc.	San Francisco, CA	30,101,683	10.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	29,636,957	9.98%
	American Enterprise Investment Services	Minneapolis, MN	27,639,285	9.31%
	Pershing LLC	Jersey City, NJ	26,436,067	8.90%
	Morgan Stanley Smith Barney	Jersey City, NJ	19,350,039	6.51%
Class B
	First Clearing LLC	St. Louis, MO	561,858	23.64%
	Pershing LLC	Jersey City, NJ	484,773	20.40%
	National Financial Services LLC	Jersey City, NJ	468,218	19.70%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	168,503	7.09%
	LPL Financial	San Diego, CA	153,602	6.46%
	American Enterprise Investment Services	Minneapolis, MN	122,478	5.15%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	25,249,916	21.05%
	Morgan Stanley Smith Barney	Jersey City, NJ	16,455,823	13.72%
	First Clearing LLC	St. Louis, MO	15,436,482	12.87%
	UBS WM USA	Weehawken, NJ	10,160,529	8.47%
	Pershing LLC	Jersey City, NJ	9,251,789	7.71%
	Raymond James	St. Petersburg, FL	9,052,718	7.54%
	National Financial Services LLC	Jersey City, NJ	8,081,727	6.73%
	LPL Financial	San Diego, CA	7,595,657	6.33%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	151,276,515	12.87%
	National Financial Services LLC	Jersey City, NJ	136,866,862	11.64%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	134,869,882	11.47%
	Saxon & Co.	Philadelphia, Pa	75,572,903	6.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	72,845,925	6.19%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Floating-Rate & High Income Fund

Advisers Class
	Charles Schwab & Co., Inc.	San Francisco, CA	12,004,572	32.76%
	Pershing LLC	Jersey City, NJ	11,162,827	30.46%
	National Financial Services LLC	Jersey City, NJ	6,950,268	18.96%
	American Enterprise Investment Services	Minneapolis, MN	1,991,564	5.43%
Class A
	American Enterprise Investment Services	Minneapolis, MN	73,770,550	60.77%
	UBS WM USA	Weehawken, NJ	15,739,892	12.96%
	National Financial Services LLC	Jersey City, NJ	8,906,909	7.33%
	Pershing LLC	Jersey City, NJ	6,566,593	5.41%
Class B
	First Clearing LLC	St. Louis, MO	240,909	29.01%
	National Financial Services LLC	Jersey City, NJ	166,246	20.02%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	95,737	11.52%
	Charles Schwab & Co., Inc.	San Francisco, CA	71,592	8.62%
	Pershing LLC	Jersey City, NJ	63,079	7.59%
	American Enterprise Investment Services	Minneapolis, MN	57,829	6.96%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,717,661	22.54%
	Pershing LLC	Jersey City, NJ	2,883,034	11.36%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,841,940	11.20%
	First Clearing LLC	St. Louis, MO	2,434,735	9.59%
	UBS WM USA	Weehawken, NJ	2,353,705	9.27%
	National Financial Services LLC	Jersey City, NJ	1,626,506	6.41%
	LPL Financial	San Diego, CA	1,339,302	5.28%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	27,914,673	29.35%
	National Financial Services LLC	Jersey City, NJ	22,447,652	23.60%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,755,222	10.25%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,235,143	5.50%
	SEI Private Trust Co.	Oaks, PA	5,067,828	5.32%

Eaton Vance Global Dividend Income Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	6,034,103	22.46%
	Edward D. Jones and Co.	St. Louis, MO	4,679,940	17.42%
	Pershing LLC	Jersey City, NJ -	2,999,985	11.17%
	National Financial Services LLC	Jersey City, NJ	2,588,980	9.64%
	UBS WM USA	Weehawken, NJ	1,578,960	5.87%
	Raymond James	St. Petersburg, FL	1,459,640	5.43%
Class C
	First Clearing LLC	St. Louis, MO	2,640,775	14.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,105,851	11.20%
	National Financial Services LLC	Jersey City, NJ	1,991,623	10.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,565,363	8.32%
	Pershing LLC	Jersey City, NJ	1,534,710	8.16%
	American Enterprise Investment Services	Minneapolis, MN	1,531,604	8.14%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,501,617	7.98%
	Raymond James	St. Petersburg, FL	1,316,099	7.00%
	LPL Financial	San Diego, CA	963,065	5.12%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	950,673	5.05%
Class I
	First Clearing LLC	St. Louis, MO	1,266,184	21.03%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,036,281	17.21%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,031,723	17.14%
	Morgan Stanley Smith Barney	Jersey City, NJ	686,608	11.40%
	TD Ameritrade Inc	Omaha, NE	590,697	9.81%
	National Financial Services LLC	Jersey City, NJ	520,523	8.64%
	LPL Financial	San Diego, CA	420,448	6.98%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Global Dividend Income Fund - continued

Class R
	State Street Bank & Trust Co. FBO Adp/Msdw Alliance	Westwood, MA	13,096	17.85%
	MG Trust Company Cust. FBO Boston VA Research Institute, Inc.	Denver, CO	12,557	17.12%
	Frontier Trust Company FBO Polo Ranch 401(K) Retirement Plan	Fargo, ND	10,428	14.21%
	National Financial Services LLC	Jersey City, NJ	8,699	11.86%
	John Dee 401k Plan FBO John Dee	Cambridge, MA	7,860	10.71%
	Morgan Stanley Smith Barney	Jersey City, NJ	7,222	9.84%
	MG Trust Company Cust. FBO Levittown Public SD 403(B) Plan	Denver, CO.	4,960	6.76%
	MG Trust Company Cust. FBO MCP Corporation D/B/A Gate Col	Denver, CO	3,734	5.09%

Eaton Vance Global Macro Absolute Return Fund

Class A
	UBS WM USA	Weehawken, NJ	17,977,468	18.57%
	National Financial Services LLC	Jersey City, NJ	15,973,225	16.50%
	American Enterprise Investment Services	Minneapolis, MN	12,062,207	12.46%
	Charles Schwab & Co., Inc.	San Francisco, CA	9,902,101	10.23%
	Pershing LLC	Jersey City, NJ	9,364,233	9.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,505,467	5.68%
	Raymond James	St. Petersburg, FL	5,046,908	5.21%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	11,335,295	21.78%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,827,326	18.88%
	First Clearing LLC	St. Louis, MO	6,336,732	12.17%
	UBS WM USA	Weehawken, NJ	4,339,205	8.33%
	Raymond James	St. Petersburg, FL	3,332,507	6.40%
	American Enterprise Investment Services	Minneapolis, MN	2,929,833	5.63%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	51,267,285	13.15%
	National Financial Services LLC	Jersey City, NJ	42,534,916	10.91%
	First Clearing LLC	St. Louis, MO	35,088,403	9.00%
	Morgan Stanley Smith Barney	Jersey City, NJ	25,762,073	6.61%
	Saxon & Co.	Philadelphia, Pa	19,717,148	5.05%
Class R
	Morgan Stanley Smith Barney	Jersey City, NJ	26,939	31.40%
	ING National Trust	Windsor, CT	22,196	25.87%
	Frontier Trust Company FBO Farmington Acute
	Care Emergency	Fargo, ND	10,298	12.00%

Eaton Vance Global Macro Absolute Return Advantage Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	7,584,921	25.98%
	UBS WM USA	Weehawken, NJ	6,426,751	22.01%
	National Financial Services LLC	Jersey City, NJ	4,760,573	16.31%
	Pershing LLC	Jersey City, NJ	2,764,772	9.47%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,034,328	6.97%
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	1,692,194	5.79%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,564,340	35.58%
	Morgan Stanley Smith Barney	Jersey City, NJ	924,658	12.82%
	First Clearing LLC	St. Louis, MO	640,964	8.89%
	Raymond James	St. Petersburg, FL	542,200	7.52%
	American Enterprise Investment Services	Minneapolis, MN	449,481	6.23%
	Pershing LLC	Jersey City, NJ	447,046	6.20%
	UBS WM USA	Weehawken, NJ	363,423	5.04%
Class I
	National Financial Services LLC	Jersey City, NJ	30,417,822	41.69%
	First Clearing LLC	St. Louis, MO	19,659,357	26.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,526,664	7.57%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,715,815	6.46%
Class R
	ING National Trust	Windsor, CT	300,033	88.63%
	MG Trust Company Cust. FBO Foster Electric Co. 401(K)	Denver, CO.	32,658	9.64%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Government Obligations Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13,855,127	23.20%
	Pershing LLC	Jersey City, NJ	6,147,659	10.29%
	American Enterprise Investment Services	Minneapolis, MN	6,135,639	10.27%
	National Financial Services LLC	Jersey City, NJ	5,088,298	8.52%
	First Clearing LLC	St. Louis, MO	4,914,039	8.23%
Class B
	First Clearing LLC	St. Louis, MO	734,220	33.29%
	National Financial Services LLC	Jersey City, NJ	421,284	19.10%
	Pershing LLC	Jersey City, NJ	380,584	17.25%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	131,625	5.96%
Class C
	First Clearing LLC	St. Louis, MO	3,084,901	14.51%
	Pershing LLC	Jersey City, NJ	3,056,849	14.38%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,820,486	13.27%
	National Financial Services LLC	Jersey City, NJ	2,303,766	10.84%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,026,815	9.53%
	UBS WM USA	Weehawken, NJ	1,208,323	5.68%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	2,138,188	25.58%
	First Clearing LLC	St. Louis, MO	1,677,724	20.07%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,268,230	15.17%
	US Charitable Gift Trust Income Pooled Income Fund	Boston, MA	536,178	6.41%
	Charles Schwab & Co., Inc.	San Francisco, CA	513,624	6.14%
Class R
	ING National Trust	Windsor, CT	930,872	38.20%
	Sammons Financial Network LLC	West Des Moines, IA	257,966	10.58%
	National Financial Services LLC	Jersey City, NJ	201,458	8.26%

Eaton Vance High Income Opportunities Fund

Class A
	Pershing LLC	Jersey City, NJ	7,416,825	13.27%
	First Clearing LLC	St. Louis, MO	6,056,396	10.84%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,567,716	9.96%
	National Financial Services LLC	Jersey City, NJ	4,785,024	8.56%
	American Enterprise Investment Services	Minneapolis, MN	4,436,643	7.94%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,665,080	6.56%
Class B
	First Clearing LLC	St. Louis, MO	1,037,386	23.79%
	Pershing LLC	Jersey City, NJ	883,270	20.26%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	450,272	10.32%
	National Financial Services LLC	Jersey City, NJ	360,053	8.25%
	RBC Capital Markets LLC	Minneapolis, MN	302,284	6.93%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,431,944	21.01%
	First Clearing LLC	St. Louis, MO	3,760,056	14.54%
	Pershing LLC	Jersey City, NJ	2,724,729	10.54%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,563,735	9.92%
	National Financial Services LLC	Jersey City, NJ	1,546,619	5.98%
Class I
	US Charitable Gift Trust High Yield Pooled Income Fund	Boston, MA	4,622,911	21.76%
	US Charitable Gift Trust High Yield II Pooled Income Fund	Boston, MA	4,216,164	19.84%
	First Clearing LLC	St. Louis, MO	1,986,039	9.34%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,366,429	6.43%
	National Financial Services LLC	Jersey City, NJ	1,082,653	5.09%
	RBC Capital Markets LLC	Minneapolis, MN	1,081,962	5.09%

Eaton Vance Large-Cap Core Research Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	537,805	19.82%
	National Financial Services LLC	Jersey City, NJ	423,606	15.61%
	Pershing LLC	Jersey City, NJ	220,221	8.11%
	UBS WM USA	Weehawken, NJ	217,477	8.01%
	Edward D. Jones and Co.	St. Louis, MO	191,455	7.05%
	First Clearing LLC	St. Louis, MO	182,223	6.71%
	Charles Schwab & Co., Inc.	San Francisco, CA	154,597	5.70%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Large-Cap Core Research Fund - continued

Class C
	RBC Capital Markets LLC	Minneapolis, MN	260,413	49.77%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	40,354	7.71%
	Pershing LLC	Jersey City, NJ	28,417	5.43%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	255,856	33.97%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	234,793	31.17%
	FIIOC FBO Bottomline Technologies De Inc.	Covington, KY	46,347	6.15%

Eaton Vance Multi-Strategy Absolute Return Fund

Class A
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	4,180,841	26.00%
	Pershing LLC	Jersey City, NJ	2,456,474	15.28%
	National Financial Services LLC	Jersey City, NJ	2,183,133	13.58%
	Raymond James	St. Petersburg, FL	1,625,253	10.10%
	American Enterprise Investment Services	Minneapolis, MN	1,331,425	8.28%
Class B
	First Clearing LLC	St. Louis, MO	194,932	25.52%
	National Financial Services LLC	Jersey City, NJ	115,783	15.16%
	Pershing LLC	Jersey City, NJ	107,178	14.03%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	89,379	11.70%
	Charles Schwab & Co., Inc.	San Francisco, CA	58,751	7.69%
Class C
	First Clearing LLC	St. Louis, MO	928,649	17.14%
	National Financial Services LLC	Jersey City, NJ	832,943	15.37%
	Pershing LLC	Jersey City, NJ	577,492	10.66%
	Morgan Stanley Smith Barney	Jersey City, NJ	573,409	10.58%
	Raymond James	St. Petersburg, FL	517,613	9.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	424,212	7.83%
	American Enterprise Investment Services	Minneapolis, MN	334,126	6.16%
Class I
	National Financial Services LLC	Jersey City, NJ	4,039,350	35.16%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,340,253	20.37%
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	1,391,393	12.11%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,225,079	10.66%

Eaton Vance Multi-Strategy All Market Fund

Class A
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	3,131,089	62.53%
	Pershing LLC	Jersey City, NJ	1,111,034	22.18%
	TD Ameritrade Inc.	Omaha, NE	548,719	10.95%
Class C
	Pershing LLC	Jersey City, NJ	5,641	60.08%
	BNYM I S Trust Co.Cust R/O IRA FBO Brent L Petretti	San Jose, CA	1,548	16.48%
	BNYM I S Trust Co.Cust IRA FBO Winifred Van Dyke	Sand Lake, MI	925	9.85%
	BNYM I S Trust Co.Cust IRA FBO Donald Van Dyke	Sand Lake, MI	839	8.93%
Class I
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	1,197,351	63.07%
	Pershing LLC	Jersey City, NJ	381,503	20.09%
	TD Ameritrade Inc.	Omaha, NE	166,072	8.74%

Eaton Vance Short Duration Government Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,844,017	18.29%
	Pershing LLC	Jersey City, NJ	1,781,866	11.46%
	American Enterprise Investment Services	Minneapolis, MN	1,561,669	10.04%
	National Financial Services LLC	Jersey City, NJ	1,350,733	8.68%
	UBS WM USA	Weehawken, NJ	1,255,554	8.07%
	First Clearing LLC	St. Louis, MO	1,165,069	7.49%
	RBC Capital Markets LLC	Minneapolis, MN	813,361	5.23%
	Charles Schwab & Co., Inc.	San Francisco, CA	792,954	5.10%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Short Duration Government Income Fund - continued

Class B
	First Clearing LLC	St. Louis, MO	92,419	25.88%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	63,166	17.69%
	Pershing LLC	Jersey City, NJ	50,918	14.26%
	National Financial Services LLC	Jersey City, NJ	44,224	12.38%
	LPL Financial	San Diego, CA	32,016	8.96%
	Morgan Stanley Smith Barney	Jersey City, NJ	18,201	5.09%
Class C
	First Clearing LLC	St. Louis, MO	1,551,991	16.34%
	National Financial Services LLC	Jersey City, NJ	1,205,916	12.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,184,629	12.47%
	UBS WM USA	Weehawken, NJ	836,226	8.80%
	Pershing LLC	Jersey City, NJ	767,685	8.08%
	Morgan Stanley Smith Barney	Jersey City, NJ	662,463	6.97%
	Raymond James	St. Petersburg, FL	499,407	5.25%
Class I
	First Clearing LLC	St. Louis, MO	1,190,932	22.67%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,053,855	20.06%
	National Financial Services LLC	Jersey City, NJ	513,741	9.78%
	RBC Capital Markets LLC	Minneapolis, MN	493,619	9.39%
	Charles Schwab & Co., Inc.	San Francisco, CA	329,137	6.26%
	US Charitable Gift Trust Income Pooled Income Fund	Boston, MA	287,544	5.47%
	Morgan Stanley Smith Barney	Jersey City, NJ	269,333	5.12%

Eaton Vance Short Duration High Income Fund

Class A
	Eaton Vance Management*	Boston, MA	1,014	100.00%
Class I
	SEI Private Trust Company	Oaks, PA	217,789	38.83%
	SEI Private Trust Company	Oaks, PA	112,929	20.13%
	Eaton Vance Management*	Boston, MA	100,374	17.89%
	SEI Private Trust Company	Oaks, PA	67,181	11.97%

Eaton Vance Short Duration Strategic Income Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	36,132,764	28.82%
	National Financial Services LLC	Jersey City, NJ	17,112,874	13.64%
	Pershing LLC	Jersey City, NJ	13,211,770	10.53%
	UBS WM USA	Weehawken, NJ	11,126,752	8.87%
	First Clearing LLC	St. Louis, MO	8,922,064	7.11%
Class B
	First Clearing LLC	St. Louis, MO	2,776,637	29.79%
	Pershing LLC	Jersey City, NJ	1,433,113	15.37%
	National Financial Services LLC	Jersey City, NJ	1,417,078	15.20%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,225,006	13.14%
	American Enterprise Investment Services	Minneapolis, MN	546,432	5.86%
Class C
	First Clearing LLC	St. Louis, MO	13,490,291	15.39%
	Pershing LLC	Jersey City, NJ	11,089,659	12.65%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,693,924	11.06%
	Raymond James	St. Petersburg, FL	8,112,140	9.25%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	7,651,858	8.73%
	Morgan Stanley Smith Barney	Jersey City, NJ	6,991,085	7.97%
	National Financial Services LLC	Jersey City, NJ	6,574,640	7.50%
	American Enterprise Investment Services	Minneapolis, MN	6,549,245	7.47%
	LPL Financial	San Diego, CA	5,701,567	6.50%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,975,161	22.89%
	First Clearing LLC	St. Louis, MO	9,268,615	21.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,883,457	13.50%
	Charles Schwab & Co., Inc.	San Francisco, CA	5,480,168	12.57%
	National Financial Services LLC	Jersey City, NJ	3,319,769	7.61%
	LPL Financial	San Diego, CA	2,641,028	6.06%
Class R
	ING Life Insurance & Annuity Co.	Windsor, CT	106,965	58.43%
	National Financial Services LLC	Jersey City, NJ	15,821	8.64%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class A
	Pershing LLC	Jersey City, NJ	2,346,536	15.77%
	National Financial Services LLC	Jersey City, NJ	1,708,742	11.48%
	First Clearing LLC	St. Louis, MO	1,687,746	11.34%
	LPL Financial	San Diego, CA	1,061,331	7.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	980,047	6.58%
Class B
	Pershing LLC	Jersey City, NJ	148,504	16.93%
	First Clearing LLC	St. Louis, MO	133,639	15.23%
	National Financial Services LLC	Jersey City, NJ	95,300	10.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	94,550	10.78%
	LPL Financial	San Diego, CA	49,246	5.61%
	American Enterprise Investment Services	Minneapolis, MN	48,740	5.55%
Class C
	Pershing LLC	Jersey City, NJ	1,623,553	14.91%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,438,891	13.22%
	First Clearing LLC	St. Louis, MO	1,072,942	9.85%
	Morgan Stanley Smith Barney	Jersey City, NJ	779,013	7.15%
	National Financial Services LLC	Jersey City, NJ	740,987	6.80%
	LPL Financial	San Diego, CA	687,440	6.31%

Eaton Vance Tax-Managed Global Dividend Income Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	7,814,195	17.98%
	National Financial Services LLC	Jersey City, NJ	6,164,268	14.18%
	Pershing LLC	Jersey City, NJ	5,140,915	11.82%
	First Clearing LLC	St. Louis, MO	3,440,814	7.91%
	UBS WM USA	Weehawken, NJ	3,235,413	7.44%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,980,409	6.85%
	Edward D. Jones and Co.	St. Louis, MO	2,914,636	6.70%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	836,330	24.07%
	First Clearing LLC	St. Louis, MO	670,486	19.29%
	Pershing LLC	Jersey City, NJ	380,617	10.95%
	American Enterprise Investment Services	Minneapolis, MN	343,415	9.88%
	National Financial Services LLC	Jersey City, NJ	278,593	8.01%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,055,823	19.96%
	First Clearing LLC	St. Louis, MO	5,204,410	17.15%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,012,226	9.93%
	Pershing LLC	Jersey City, NJ	2,583,056	8.51%
	National Financial Services LLC	Jersey City, NJ	2,145,306	7.07%
	Raymond James	St. Petersburg, FL	2,137,801	7.04%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,887,107	21.45%
	First Clearing LLC	St. Louis, MO	1,523,659	17.32%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,354,739	15.40%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,177,587	13.38%
	LPL Financial	San Diego, CA	990,073	11.25%
	Pershing LLC	Jersey City, NJ	441,820	5.02%

Eaton Vance Tax-Managed Growth Fund 1.1

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,772,602	12.74%
	First Clearing LLC	St. Louis, MO	3,670,980	12.40%
	Pershing LLC	Jersey City, NJ	2,738,301	9.25%
	National Financial Services LLC	Jersey City, NJ	2,611,090	8.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,094,336	7.07%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	22,077	8.17%
	National Financial Services LLC	Jersey City, NJ	22,030	8.15%
	First Clearing LLC	St. Louis, MO	17,656	6.53%
	Pershing LLC	Jersey City, NJ	16,130	5.96%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Tax-Managed Growth Fund 1.1 - continued

Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,516,896	18.06%
	First Clearing LLC	St. Louis, MO	947,704	11.28%
	Morgan Stanley Smith Barney	Jersey City, NJ	698,837	8.32%
	Pershing LLC	Jersey City, NJ	684,920	8.15%
	UBS WM USA	Weehawken, NJ	528,049	6.28%
	National Financial Services LLC	Jersey City, NJ	479,768	5.71%
Class I
	First Clearing LLC	St. Louis, MO	315,531	29.22%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	200,800	18.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	151,930	14.06%
	Oppenheimer & Co. Inc. FBO Steven E Rosenblum &
	Jeffrey A Rosenblum TTEES Joan W Rosenblum Marital Trust
	UTA dta 12/05/2006	St. Louis, MO	115,490	10.69%
	Oppenheimer & Co. Inc. FBO Jeffrey A & Steven Rosenblum TTEES
	Jeffrey A Rosenblum Family Tr U/A Dtd 7/15/1994	St. Louis, MO	80,761	7.47%

Eaton Vance Tax-Managed Growth Fund 1.2

Class A
	First Clearing LLC	St. Louis, MO	3,834,712	17.13%
	Pershing LLC	Jersey City, NJ	2,862,368	12.78%
	National Financial Services LLC	Jersey City, NJ	1,969,235	8.79%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,784,131	7.97%
	American Enterprise Investment Services	Minneapolis, MN	1,553,417	6.93%
	Raymond James	St. Petersburg, FL	1,389,872	6.20%
Class B
	First Clearing LLC	St. Louis, MO	57,245	11.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	56,374	11.51%
	Pershing LLC	Jersey City, NJ	53,602	10.94%
	National Financial Services LLC	Jersey City, NJ	38,324	7.82%
	LPL Financial	San Diego, CA	30,499	6.22%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,723,767	16.87%
	First Clearing LLC	St. Louis, MO	1,703,867	16.68%
	Pershing LLC	Jersey City, NJ	957,487	9.37%
	Morgan Stanley Smith Barney	Jersey City, NJ	906,980	8.88%
	National Financial Services LLC	Jersey City, NJ	777,700	7.61%
	Raymond James	St. Petersburg, FL	670,179	6.56%
Class I
	First Clearing LLC	St. Louis, MO	732,719	32.56%
	National Financial Services LLC	Jersey City, NJ	345,758	15.36%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	278,208	12.36%
	Morgan Stanley Smith Barney	Jersey City, NJ	269,081	11.95%
	Charles Schwab & Co., Inc.	San Francisco, CA	256,171	11.38%

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class A
	Pershing LLC	Jersey City, NJ	339,212	14.95%
	First Clearing LLC	St. Louis, MO	310,764	13.69%
	American Enterprise Investment Services	Minneapolis, MN	223,366	9.84%
	LPL Financial	San Diego, CA	153,523	6.76%
	Raymond James	St. Petersburg, FL	147,503	6.50%
	UBS WM USA	Weehawken, NJ	129,203	5.69%
	National Financial Services LLC	Jersey City, NJ	122,029	5.37%
Class B
	First Clearing LLC	St. Louis, MO	44,613	27.78%
	American Enterprise Investment Services	Minneapolis, MN	21,214	13.21%
	National Financial Services LLC	Jersey City, NJ	15,653	9.74%
	Pershing LLC	Jersey City, NJ	13,456	8.38%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11,257	7.01%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Tax-Managed Multi-Cap Growth Fund - continued

Class C
	LPL Financial	San Diego, CA	149,126	13.06%
	Raymond James	St. Petersburg, FL	146,354	12.82%
	Pershing LLC	Jersey City, NJ	122,453	10.72%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	101,995	8.93%
	Morgan Stanley Smith Barney	Jersey City, NJ	86,508	7.57%
	First Clearing LLC	St. Louis, MO	80,283	7.03%
	American Enterprise Investment Services	Minneapolis, MN	69,488	6.08%

Eaton Vance Tax-Managed Small-Cap Fund

Class A
	Pershing LLC	Jersey City, NJ	382,724	12.36%
	National Financial Services LLC	Jersey City, NJ	306,259	9.89%
	First Clearing LLC	St. Louis, MO	248,531	8.02%
	American Enterprise Investment Services	Minneapolis, MN	195,318	6.30%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	193,295	6.24%
Class B
	Pershing LLC	Jersey City, NJ	9,316	13.50%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,399	9.27%
	National Financial Services LLC	Jersey City, NJ	5,105	7.40%
	First Clearing LLC	St. Louis, MO	4,286	6.21%
	American Enterprise Investment Services	Minneapolis, MN	4,123	5.97%
Class C
	First Clearing LLC	St. Louis, MO	202,423	16.96%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	155,911	13.06%
	Pershing LLC	Jersey City, NJ	128,528	10.77%
	Raymond James	St. Petersburg, FL	79,146	6.63%
	American Enterprise Investment Services	Minneapolis, MN	62,376	5.22%
	National Financial Services LLC	Jersey City, NJ	60,930	5.10%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	168,157	38.13%
	SEI Private Trust Company	Oaks, PA	72,416	16.42%
	First Clearing LLC	St. Louis, MO	57,124	12.95%
	Calconn Private Equity II LLC	Stamford, CT	46,428	10.53%
	Morgan Stanley Smith Barney	Jersey City, NJ	33,591	7.61%
	SEI Private Trust Company	Oaks, PA	26,539	6.01%

Eaton Vance Tax-Managed Small-Cap Value Fund

Class A
	UBS WM USA	Weehawken, NJ	245,874	14.95%
	Pershing LLC	Jersey City, NJ	211,877	12.88%
	American Enterprise Investment Services	Minneapolis, MN	201,289	12.24%
	National Financial Services LLC	Jersey City, NJ	184,596	11.23%
	Raymond James	St. Petersburg, FL	119,301	7.25%
	LPL Financial	San Diego, CA	116,883	7.11%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	102,778	6.25%
	First Clearing LLC	St. Louis, MO	83,261	5.06%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	127,264	20.23%
	Raymond James	St. Petersburg, FL	74,523	11.85%
	First Clearing LLC	St. Louis, MO	69,943	11.12%
	American Enterprise Investment Services	Minneapolis, MN	56,050	8.91%
	Pershing LLC	Jersey City, NJ	48,922	7.77%
	UBS WM USA	Weehawken, NJ	40,828	6.49%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	72,459	53.31%
	First Clearing LLC	St. Louis, MO	34,770	25.58%
	LPL Financial	San Diego, CA	7,773	5.71%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Tax-Managed Value Fund

Class A
	Pershing LLC	Jersey City, NJ	2,774,285	17.08%
	National Financial Services LLC	Jersey City, NJ	2,139,724	13.17%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,458,521	8.98%
	American Enterprise Investment Services	Minneapolis, MN	1,356,652	8.35%
	First Clearing LLC	St. Louis, MO	1,218,448	7.50%
	UBS WM USA	Weehawken, NJ	1,014,003	6.24%
	LPL Financial	San Diego, CA	950,087	5.85%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,197,997	17.38%
	First Clearing LLC	St. Louis, MO	841,136	12.20%
	Pershing LLC	Jersey City, NJ	804,750	11.67%
	National Financial Services LLC	Jersey City, NJ	691,833	10.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	517,681	7.51%
	Raymond James	St. Petersburg, FL	445,166	6.45%
	UBS WM USA	Weehawken, NJ	376,962	5.46%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	920,128	22.51%
	First Clearing LLC	St. Louis, MO	695,586	17.02%
	Charles Schwab & Co., Inc.	San Francisco, CA	550,800	13.47%
	Morgan Stanley Smith Barney	Jersey City, NJ	385,993	9.44%
	Edward D. Jones and Co.	St. Louis, MO	341,513	8.35%
	National Financial Services LLC	Jersey City, NJ	318,920	7.80%
	LPL Financial	San Diego, CA	206,268	5.04%

Eaton Vance U.S. Government Money Market Fund

Class A
	First Clearing LLC	St. Louis, MO	20,067,142	18.11%
	National Financial Services LLC	Jersey City, NJ	14,977,259	13.52%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	11,694,944	10.55%
	Morgan Stanley Smith Barney	Jersey City, NJ	7,997,841	7.21%
	Pershing LLC	Jersey City, NJ	5,611,672	5.06%
Class B
	First Clearing LLC	St. Louis, MO	2,178,217	24.71%
	Pershing LLC	Jersey City, NJ	1,282,804	14.55%
	National Financial Services LLC	Jersey City, NJ	715,751	8.12%
	LPL Financial	San Diego, CA	521,556	5.91%
Class C
	J.P. Morgan Clearing Corp.	Brooklyn, NY	2,793,137	12.69%
	First Clearing LLC	St. Louis, MO	2,652,144	12.05%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,570,647	11.68%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,340,823	6.09%
	National Financial Services LLC	Jersey City, NJ	1,286,753	5.84%
	Pershing LLC	Jersey City, NJ	1,108,528	5.03%

Parametric Commodity Strategy Fund

Institutional Class
Charles Schwab & Co., Inc.	San Francisco, CA	6,126,135	52.52%
National Financial Services LLC	Jersey City, NJ	3,255,060	27.90%
Pershing LLC	Jersey City, NJ	1,789,897	15.34%
Investor Class
Charles Schwab & Co., Inc.	San Francisco, CA	263,948	84.81%
Pershing LLC	Jersey City, NJ	19,006	6.10%
National Financial Services LLC	Jersey City, NJ	16,163	5.19%

Parametric Dividend Income Fund

Institutional Class
N/A	N/A	N/A	N/A
Investor Class
N/A	N/A	N/A	N/A

Amount of

Securities

Percentage

Address

Owned

  Owned

Parametric Emerging Markets Core Fund

Institutional Class
Eaton Vance Management*	Boston, MA	1,000,780	100.00%
Investor Class
National Financial Services LLC	Jersey City, NJ	2,292	35.88%
TD Ameritrade Inc.	Omaha, NE	2,092	32.75%
Pershing LLC	Jersey City, NJ	1,002	15.69%
Eaton Vance Management*	Boston, MA	1,001	15.67%

Parametric Emerging Markets Fund

Class C
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	288,713	20.77%
Morgan Stanley Smith Barney	Jersey City, NJ	254,987	18.35%
Pershing LLC	Jersey City, NJ	252,541	18.17%
UBS WM USA	Weehawken, NJ	135,183	9.72%
American Enterprise Investment Services	Minneapolis, MN	78,035	5.61%
First Clearing LLC	St. Louis, MO	72,263	5.20%
Institutional Class
National Financial Services LLC	Jersey City, NJ	63,613,379	26.08%
Charles Schwab & Co., Inc.	San Francisco, CA	54,720,376	22.43%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26,734,790	10.96%
Alaska Retirement Management Board	Juneau, AK	14,788,267	6.06%
Investor Class
National Financial Services LLC	Jersey City, NJ	24,460,087	48.00%
Pershing LLC	Jersey City, NJ	6,036,952	11.84%
Charles Schwab & Co., Inc.	San Francisco, CA	5,723,911	11.23%
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	5,395,663	10.58%

Parametric Global Small-Cap Fund

Institutional Class
Eaton Vance Corp.*	Boston, MA	523,406	98.77%

Parametric International Equity Fund

Institutional Class
SEI Private Trust Company	Oaks, PA	1,107,029	19.14%
USCGT DAF Growth & Income Fund	Boston, MA	984,129	17.01%
EVTC Collective Investment Trust FBO Employee Benefit Plans
Moderate Fund**	Boston, MA	895,684	15.48%
USCGT DAF Growth Fund	Boston, MA	733,445	12.68%
Bank Of America NA CUST FBO Norfolk & Dedham Mutual
/ Eaton	Dallas, TX	476,309	8.23%
Charles Schwab & Co., Inc.	San Francisco, CA	402,065	6.95%
Investor Class
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	427,629	36.62%
Pershing LLC	Jersey City, NJ	288,505	24.70%
UBS WM USA	Weehawken, NJ	226,445	19.39%
TD Ameritrade Inc.	Omaha, NE	84,310	7.22%

Parametric Market Neutral Fund

Institutional Class
National Financial Services LLC	Jersey City, NJ	695,945	32.37%
EVTC Collective Investment Trust FBO Employee Benefit Plans
Moderate Fund**	Boston, MA	372,786	17.34%
US Charitable Gift Trust Income Pooled Income Fund	Boston, MA	317,316	14.76%
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	271,796	12.64%
Charles Schwab & Co., Inc.	San Francisco, CA	171,548	7.98%
US Charitable Gift Trust Income II Pooled Income Fund
	Boston, MA	133,329	6.20%
Investor Class
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	736,553	67.93%
Pershing LLC	Jersey City, NJ	194,618	17.95%
TD Ameritrade Inc.	Omaha, NE	118,741	10.95%

Amount of

Securities

Percentage

Address

Owned

  Owned

Parametric Tax-Managed International Equity Fund

Class C
First Clearing LLC	St. Louis, MO	214,219	17.60%
Raymond James	St. Petersburg, FL	174,030	14.29%
Pershing LLC	Jersey City, NJ	131,801	10.82%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	109,483	8.99%
Institutional Class
SEI Private Trust Company	Oaks, PA	189,700	48.17%
First Clearing LLC	St. Louis, MO	83,460	21.19%
Pershing LLC	Jersey City, NJ	50,835	12.90%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	35,689	9.06%
Investor Class
Pershing LLC	Jersey City, NJ	420,001	14.32%
UBS WM USA	Weehawken, NJ	268,190	9.14%
National Financial Services LLC	Jersey City, NJ	247,818	8.45%
First Clearing LLC	St. Louis, MO	242,747	8.28%
American Enterprise Investment Services	Minneapolis, MN	208,148	7.10%
LPL Financial	San Diego, CA	178,233	6.07%

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

N/A	N/A	N/A	N/A

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston

Class A
	National Financial Services LLC	Jersey City, NJ	101,627,588	31.80%
	Morgan Stanley Smith Barney	Jersey City, NJ	37,998,650	11.89%
	American Enterprise Investment Services	Minneapolis, MN	33,494,895	10.48%
	Pershing LLC	Jersey City, NJ	26,452,160	8.27%
Class B
	First Clearing LLC	St. Louis, MO	1,274,030	21.06%
	Pershing LLC	Jersey City, NJ	1,114,921	18.43%
	National Financial Services LLC	Jersey City, NJ	782,317	12.93%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	457,118	7.55%
	Morgan Stanley Smith Barney	Jersey City, NJ	324,065	5.35%
Class C
	First Clearing LLC	St. Louis, MO	8,678,583	16.92%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,287,963	10.31%
	Charles Schwab & Co., Inc.	San Francisco, CA	4,856,351	9.47%
	National Financial Services LLC	Jersey City, NJ	4,613,593	8.99%
	Pershing LLC	Jersey City, NJ	4,523,954	8.82%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,313,063	8.41%
	UBS WM USA	Weehawken, NJ	3,302,116	6.43%
	Raymond James	St. Petersburg, FL	3,131,076	6.10%
	LPL Financial	San Diego, CA	2,697,773	5.26%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	80,813,478	20.52%
	Goldman Sachs & Co.	Salt Lake City, UT	74,907,568	19.02%
	Edward D. Jones and Co.	St. Louis, MO	66,783,028	16.96%
	National Financial Services LLC	Jersey City, NJ	44,841,577	11.39%
	First Clearing LLC	St. Louis, MO	42,491,883	10.79%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	32,648,764	8.29%
Class R
	Hartford Life Insurance Company	Windsor, CT	3,006,274	53.97%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	429,550	7.71%
	ING Life Insurance & Annuity Co.	Windsor, CT	326,393	5.85%
	Hartford Securities Distribution Co. Inc. As Agent For Reliance Trust Co.
	FBO Agents' Plan	Hartford, CT	309,762	5.56%

Parametric Tax-Managed Emerging Markets Fund

Institutional Class
National Financial Services LLC	Jersey City, NJ	18,660,029	25.75%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,876,781	5.34%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,562,295	7.56%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,244,372	6.02%
	First Clearing LLC	St. Louis, MO	1,235,123	5.98%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,114,289	5.39%
	Pershing LLC	Jersey City, NJ	1,094,516	5.30%
Class B
	First Clearing LLC	St. Louis, MO	317,916	24.10%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	216,728	16.43%
	National Financial Services LLC	Jersey City, NJ	156,084	11.83%
	American Enterprise Investment Services	Minneapolis, MN	139,116	10.55%
	Pershing LLC	Jersey City, NJ	138,995	10.54%
Class C
	First Clearing LLC	St. Louis, MO	692,392	14.25%
	J.P. Morgan Clearing Corp.	Brooklyn, NY	598,087	12.30%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	579,361	11.92%
	Pershing LLC	Jersey City, NJ	404,968	8.33%
	Raymond James	St. Petersburg, FL	319,186	6.56%
	Morgan Stanley Smith Barney	Jersey City, NJ	302,987	6.23%
	UBS WM USA	Weehawken, NJ	299,346	6.16%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	550,859	68.22%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	91,705	11.35%
	First Clearing LLC	St. Louis, MO	81,845	10.13%
	FIIOC FBO Looksmart Ltd.	Covington, KY	67,021	8.30%

Eaton Vance Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	2,746,343	29.55%
	UBS WM USA	Weehawken, NJ	2,511,739	27.03%
	American Enterprise Investment Services	Minneapolis, MN	852,273	9.17%
	Charles Schwab & Co., Inc.	San Francisco, CA	511,661	5.50%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	564,365	30.30%
	Morgan Stanley Smith Barney	Jersey City, NJ	276,193	14.83%
	Raymond James	St. Petersburg, FL	190,555	10.23%
	LPL Financial	San Diego, CA	125,781	6.75%
	UBS WM USA	Weehawken, NJ	123,022	6.60%
	Pershing LLC	Jersey City, NJ	118,261	6.35%
	First Clearing LLC	St. Louis, MO	107,646	5.78%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,032,192	26.86%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,343,181	17.85%
	TD Ameritrade Inc.	Omaha, NE	2,754,968	14.71%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,490,744	7.95%
	LPL Financial	San Diego, CA	1,401,227	7.48%
	First Clearing LLC	St. Louis, MO	1,361,168	7.26%
	National Financial Services LLC	Jersey City, NJ	1,151,885	6.15%

Eaton Vance Commodity Strategy Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	3,287,574	59.61%
	UBS WM USA	Weehawken, NJ	723,265	13.11%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	473,384	8.58%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	841,221	58.51%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	216,093	15.03%
	UBS WM USA	Weehawken, NJ	123,037	8.55%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	70,167,732	94.76%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Dividend Builder Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,444,514	9.43%
	American Enterprise Investment Services	Minneapolis, MN	4,887,174	8.46%
	National Financial Services LLC	Jersey City, NJ	4,689,902	8.12%
	Pershing LLC	Jersey City, NJ	4,338,339	7.51%
	UBS WM USA	Weehawken, NJ	4,162,949	7.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,939,174	5.09%
Class B
	First Clearing LLC	St. Louis, MO	898,932	27.14%
	Pershing LLC	Jersey City, NJ	600,582	18.13%
	National Financial Services LLC	Jersey City, NJ	463,565	13.99%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	274,746	8.29%
	American Enterprise Investment Services	Minneapolis, MN	245,280	7.40%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,014,375	15.64%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,987,980	15.44%
	First Clearing LLC	St. Louis, MO	1,273,026	9.88%
	Pershing LLC	Jersey City, NJ	1,121,881	8.71%
	American Enterprise Investment Services	Minneapolis, MN	1,081,615	8.40%
	National Financial Services LLC	Jersey City, NJ	1,015,459	7.88%
	Raymond James	St. Petersburg, FL	697,936	5.42%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	1,315,704	26.25%
	First Clearing LLC	St. Louis, MO	1,237,476	24.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	739,371	14.75%
	Charles Schwab & Co., Inc.	San Francisco, CA	499,516	9.96%
	National Financial Services LLC	Jersey City, NJ	415,397	8.29%

Eaton Vance Greater India Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,106,321	14.84%
	Pershing LLC	Jersey City, NJ	840,580	11.27%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	741,165	9.94%
	Charles Schwab & Co., Inc.	San Francisco, CA	674,956	9.05%
	First Clearing LLC	St. Louis, MO	547,082	7.34%
	American Enterprise Investment Services	Minneapolis, MN	475,307	6.37%
	Morgan Stanley Smith Barney	Jersey City, NJ	399,807	5.36%
Class B
	National Financial Services LLC	Jersey City, NJ	304,447	19.99%
	Pershing LLC	Jersey City, NJ	295,708	19.42%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	178,208	11.70%
	Morgan Stanley Smith Barney	Jersey City, NJ	113,089	7.42%
	First Clearing LLC	St. Louis, MO	110,498	7.25%
	American Enterprise Investment Services	Minneapolis, MN	83,486	5.48%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	293,432	22.14%
	Morgan Stanley Smith Barney	Jersey City, NJ	183,948	13.88%
	Pershing LLC	Jersey City, NJ	138,972	10.48%
	First Clearing LLC	St. Louis, MO	136,855	10.32%
	National Financial Services LLC	Jersey City, NJ	134,140	10.12%
	LPL Financial	San Diego, CA	70,029	5.28%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	463,008	50.82%
	First Clearing LLC	St. Louis, MO	151,039	16.57%
	Morgan Stanley Smith Barney	Jersey City, NJ	123,501	13.55%
	Charles Schwab & Co., Inc.	San Francisco, CA	113,105	12.41%

Eaton Vance Investment Grade Income Fund

Class A
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	1,662,373	45.39%
	Pershing LLC	Jersey City, NJ	690,332	18.85%
	TD Ameritrade Inc.	Omaha, NE	278,435	7.60%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Investment Grade Income Fund - continued

Class I
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	1,600,551	34.52%
	Genworth Financial Trust Company FBO Genworth
	Financial Wealth Management	Phoenix, AZ	611,269	13.18%
	US Charitable Gift Trust Income Pooled Income Fund	Boston, MA	468,754
	Charles Schwab & Co., Inc.	San Francisco, CA	285,046	6.14%
	US Charitable Gift Trust Growth & Income Pooled Income Fund	Boston, MA	258,145	5.56%
	National Financial Services LLC	Jersey City, NJ	249,335	5.37%

Eaton Vance Large-Cap Growth Fund

Class A
	National Financial Services LLC	Jersey City, NJ	660,720	16.11%
	Pershing LLC	Jersey City, NJ	415,749	10.13%
	American Enterprise Investment Services	Minneapolis, MN	314,860	7.67%
	Massachusetts Mutual Life Insurance Company	Springfield, MA	308,152	7.51%
	First Clearing LLC	St. Louis, MO	288,094	7.02%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	244,510	5.96%
	Charles Schwab & Co., Inc.	San Francisco, CA	219,801	5.36%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	356,648	22.79%
	Pershing LLC	Jersey City, NJ	180,034	11.50%
	Morgan Stanley Smith Barney	Jersey City, NJ	141,653	9.05%
	National Financial Services LLC	Jersey City, NJ	136,139	8.69%
	First Clearing LLC	St. Louis, MO	103,309	6.60%
	UBS WM USA	Weehawken, NJ	78,369	5.00%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	549,624	40.82%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	232,064	17.23%
	National Financial Services LLC	Jersey City, NJ	129,750	9.63%
	Morgan Stanley Smith Barney	Jersey City, NJ	80,554	5.98%
	SEI Private Trust Company	Oaks, PA	70,133	5.20%
Class R
	Massachusetts Mutual Life Insurance Company	Springfield, MA	38,417	33.43%
	Reliance Trust Company FBO Volunteer BII	Atlanta, GA	33,099	28.80%
	Massachusetts Mutual Life Insurance Company	Springfield, MA	14,508	12.62%
	Taynik & Co.	Boston, MA	13,281	11.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,451	5.61%

Eaton Vance Large-Cap Value Fund

Class A
	National Financial Services LLC	Jersey City, NJ	24,568,165	21.94%
	Morgan Stanley Smith Barney	Jersey City, NJ	12,826,850	11.45%
	UBS WM USA	Weehawken, NJ	11,344,940	10.13%
	Pershing LLC	Jersey City, NJ	9,810,000	8.76%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,444,403	24.04%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,155,108	17.06%
	Raymond James	St. Petersburg, FL	1,614,414	8.73%
	UBS WM USA	Weehawken, NJ	1,357,187	7.34%
	National Financial Services LLC	Jersey City, NJ	1,193,582	6.45%
	Pershing LLC	Jersey City, NJ	1,147,949	6.21%
	First Clearing LLC	St. Louis, MO	960,726	5.19%
Class I
	First Clearing LLC	St. Louis, MO	23,257,827	20.36%
	National Financial Services LLC	Jersey City, NJ	20,765,531	18.18%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19,693,525	17.24%
	Morgan Stanley Smith Barney	Jersey City, NJ	8,412,831	7.36%
Class R
	Hartford Life Insurance Company	Windsor, CT	1,643,051	25.13%
	ING Life Insurance & Annuity Co.	Windsor, CT	1,591,548	24.34%
	ING National Trust	Windsor, CT	723,174	11.06%
	Hartford Securities Distribution Co. Inc. As Agent For
	Reliance Trust Co. FBO Agents' Plan Customers	Hartford, CT	481,472	7.36%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Real Estate Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	139,555	21.99%
	Pershing LLC	Jersey City, NJ	134,350	21.17%
	First Clearing LLC	St. Louis, MO	106,489	16.78%
	National Financial Services LLC	Jersey City, NJ	72,004	11.34%
	Edward D. Jones and Co.	St. Louis, MO	43,101	6.79%
Class I
	Eaton Vance Management*	Boston, MA	851,073	50.73%
	Charles Schwab & Co., Inc.	San Francisco, CA	315,058	18.78%
	SEI Private Trust Company	Oaks, PA	126,951	7.56%
	National Financial Services LLC	Jersey City, NJ	123,055	7.33%

Eaton Vance Risk-Managed Equity Option Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	567,828	24.87%
	UBS WM USA	Weehawken, NJ	426,330	18.67%
	National Financial Services LLC	Jersey City, NJ	373,775	16.37%
	First Clearing LLC	St. Louis, MO	141,068	6.17%
	Pershing LLC	Jersey City, NJ	138,631	6.07%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	238,992	19.42%
	American Enterprise Investment Services	Minneapolis, MN	214,400	17.43%
	First Clearing LLC	St. Louis, MO	208,849	16.97%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	127,930	10.40%
	Pershing LLC	Jersey City, NJ	122,991	9.99%
	National Financial Services LLC	Jersey City, NJ	90,186	7.33%
	LPL Financial	San Diego, CA	61,893	5.03%
Class I
	First Clearing LLC	St. Louis, MO	325,019	29.58%
	Charles Schwab & Co., Inc.	San Francisco, CA	201,284	18.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	193,632	17.62%
	Morgan Stanley Smith Barney	Jersey City, NJ	119,236	10.85%
	LPL Financial	San Diego, CA	86,303	7.85%
	SEI Private Trust Company	Oaks, PA	73,341	6.67%

Eaton Vance Short Duration Real Return Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	1,495,847	48.27%
	National Financial Services LLC	Jersey City, NJ	311,452	10.05%
	Charles Schwab & Co., Inc.	San Francisco, CA	225,727	7.28%
	Pershing LLC	Jersey City, NJ	218,008	7.03%
	First Clearing LLC	St. Louis, MO	189,380	6.11%
Class C
	National Financial Services LLC	Jersey City, NJ	241,602	17.01%
	Pershing LLC	Jersey City, NJ	170,522	12.00%
	First Clearing LLC	St. Louis, MO	167,714	11.81%
	American Enterprise Investment Services	Minneapolis, MN	151,198	10.64%
	LPL Financial	San Diego, CA	116,050	8.17%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	99,532	7.00%
	Charles Schwab & Co., Inc.	San Francisco, CA	80,957	5.70%
Class I
	National Financial Services LLC	Jersey City, NJ	296,170	17.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	240,828	14.16%
	First Clearing LLC	St. Louis, MO	238,258	14.01%
	Charles Schwab & Co., Inc.	San Francisco, CA	230,809	13.57%
	Raymond James	St. Petersburg, FL	206,576	12.15%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	182,926	10.76%
	SEI Private Trust Company	Oaks, PA	118,582	6.97%
	Pershing LLC	Jersey City, NJ	93,588	5.50%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Small-Cap Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	403,785	19.88%
	National Financial Services LLC	Jersey City, NJ	233,112	11.47%
	Pershing LLC	Jersey City, NJ	190,677	9.38%
	Charles Schwab & Co., Inc.	San Francisco, CA	148,700	7.32%
	UBS WM USA	Weehawken, NJ	147,586	7.26%
	First Clearing LLC	St. Louis, MO	130,828	6.44%
Class B
	First Clearing LLC	St. Louis, MO	35,216	16.80%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	34,218	16.33%
	American Enterprise Investment Services	Minneapolis, MN	29,958	14.29%
	Pershing LLC	Jersey City, NJ	29,906	14.27%
	National Financial Services LLC	Jersey City, NJ	22,588	10.78%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	133,812	17.48%
	Pershing LLC	Jersey City, NJ	118,590	15.49%
	Morgan Stanley Smith Barney	Jersey City, NJ	69,983	9.14%
	First Clearing LLC	St. Louis, MO	69,754	9.11%
	Raymond James	St. Petersburg, FL	41,961	5.48%
	National Financial Services LLC	Jersey City, NJ	39,986	5.22%
Class I
	Vanguard Fiduciary Trust Company	Wayne, PA	4,184,546	48.24%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,484,451	28.64%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	784,508	9.04%
Class R
	Frontier Trust Company FBO ICM Products, Inc. 401k Profit Sharing	Fargo, ND	5,705	55.61%
	BOK TTE Haynes & Boone 401k FBO Rhonda Lesner	Tulsa, OK	2,527	24.63%
	BOK TTEe Haynes & Boone 401k FBO Russell English	Tulsa, OK	1,733	16.89%

Eaton Vance Small-Cap Value Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	217,267	16.37%
	Massachusetts Mutual Life Insurance Company	Springfield, MA	153,024	11.53%
	Pershing LLC	Jersey City, NJ	129,914	9.79%
	UBS WM USA	Weehawken, NJ	125,378	9.44%
	National Financial Services LLC	Jersey City, NJ	93,023	7.01%
	First Clearing LLC	St. Louis, MO	77,131	5.81%
Class B
	Pershing LLC	Jersey City, NJ	31,207	24.39%
	American Enterprise Investment Services	Minneapolis, MN	29,321	22.91%
	First Clearing LLC	St. Louis, MO	23,418	18.30%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11,641	9.09%
	National Financial Services LLC	Jersey City, NJ	9,492	7.41%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	91,052	15.45%
	Morgan Stanley Smith Barney	Jersey City, NJ	51,051	8.66%
	Pershing LLC	Jersey City, NJ	48,012	8.14%
	National Financial Services LLC	Jersey City, NJ	47,878	8.12%
	Raymond James	St. Petersburg, FL	43,097	7.31%
	American Enterprise Investment Services	Minneapolis, MN	35,643	6.04%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	104,619	74.06%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,035	6.39%
	National Financial Services LLC	Jersey City, NJ	8,620	6.10%
	Morgan Stanley Smith Barney	Jersey City, NJ	8,353	5.91%

Eaton Vance Special Equities Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	126,531	6.72%
	National Financial Services LLC	Jersey City, NJ	98,533	5.23%

Amount of

Securities

Percentage

Address

Owned

  Owned

Eaton Vance Special Equities Fund - continued

Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	20,683	13.12%
	RBC Capital Markets LLC	Minneapolis, MN	19,430	12.33%
	Pershing LLC	Jersey City, NJ	19,416	12.32%
	Raymond James	St. Petersburg, FL	14,355	9.11%
	LPL Financial	San Diego, CA	12,345	7.83%
	Morgan Stanley Smith Barney	Jersey City, NJ	11,325	7.18%
	First Clearing LLC	St. Louis, MO	9,093	5.77%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	213,406	25.34%
	USCGT DAF Growth & Income Fund	Boston, MA	190,765	22.65%
	EVTC Collective Investment Trust FBO Employee Benefit Plans
	Moderate Fund**	Boston, MA	170,340	20.23%
	USCGT DAF Growth Fund	Boston, MA	142,179	16.88%

Parametric Absolute Return Fund

Institutional Class
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	733,847	22.62%
National Financial Services LLC	Jersey City, NJ	594,803	18.33%
USCGT DAF Growth & Income Fund	Boston, MA	418,390	12.89%
EVTC Collective Investment Trust FBO Employee Benefit Plans
Moderate Fund**	Boston, MA	376,599	11.60%
USCGT DAF Income Fund	Boston, MA	213,239	6.57%
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	174,085	5.36%
Investor Class
National Financial Services LLC	Jersey City, NJ	1,977,350	55.34%
Genworth Financial Trust Company FBO Genworth
Financial Wealth Management	Phoenix, AZ	466,378	13.05%
TD Ameritrade Inc.	Omaha, NE	315,522	8.83%
Pershing LLC	Jersey City, NJ	204,387	5.72%

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

IDS Life Insurance Company	Minneapolis, MN	38,967,526	60.89%
GE Life And Annuity Assurance Company	Richmond, VA	9,433,875	14.74%
Nationwide Life Insurance Company	Columbus, OH	4,405,862	6.88%
Jefferson National Life Insurance Company	Louisville, KY	4,267,005	6.67%

Eaton Vance VT Large-Cap Value Fund

Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	3,845,898	93.66%

*

EVM has advised the Trusts that certain shares are registered to EVM or an EVM affiliate. To the extent that EVM or an affiliate has discretion to vote, these shares will be voted at the Meeting FOR the proposal.  Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares.  Although the terms of the plans and agreement vary, generally the shares must be voted either (i) at the direction of the Trustees of the plan or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

**

Investment vehicle for profit sharing and retirement savings plans sponsored by EVM and certain of its affiliated entities.

(1)   Mr. Baur is a Portfolio Manager of various Eaton Vance Funds and Portfolios, and is President of Emerging Markets Local Income Portfolio and Global Macro Portfolio.

As of February 28, 2014, the current Trustees, nominees for Trustee, and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of a class of a Fund except as follows:

Fund/Class	Amount of Securities Owned	Percentage Owned

Eaton Vance Balanced Fund – Class I	9,814.931	1.216%
Eaton Vance Focused Growth Opportunities Fund – Class I	31,470.582	2.164%
Eaton Vance Focused Value Opportunities Fund – Class I	29,499.088	2.066%
Eaton Vance Greater China Growth Fund – Class I	10,721.002	2.826%
Eaton Vance Hexavest U.S. Equity Fund – Class I	1,669.465	1.065%
Eaton Vance Investment Grade Income Fund – Class I	101,526.490	2.190%
Eaton Vance Large-Cap Core Research Fund – Class I	26,006.801	3.453%
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund – Class A	45,714.000	1.155%
Eaton Vance Multi-Cap Growth Fund – Class I	73,340.225	4.582%
Eaton Vance Risk-Managed Equity Option Fund – Class I	32,031.685	2.916%
Eaton Vance Short Duration High Income Fund – Class I	10,115.326	1.804%
Eaton Vance Short Duration Real Return Fund – Class I	52,821.258	3.107%
Eaton Vance Small-Cap Value Fund – Class I	6,171.391	4.369%
Eaton Vance Special Equities Fund – Class A	89,320.564	4.747%
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund – Class I	55,555.910	6.088%
Eaton Vance Tax-Managed Growth Fund 1.2 – Class I	92,277.005	4.101%

EXHIBITC

Exhibit C

Officer Biographies

Name and Year of Birth(1)	Trust/Portfolio Position(s)(4)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(2)
John R. Baur 1970	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Michael A. Cirami 1975	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Christopher Darling(3) 1964	President	See Exhibit D	Chief Investment Officer – Asia at BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”). Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Thomas E. Faust Jr. 1958	Trustee and President	See Exhibit D

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with Eaton Vance, BMR, EVD, EVC and EV, which are affiliates of each Trust and Portfolio.

Charles B. Gaffney 1972	President	See Exhibit D	Director of Equity Research and a Vice President of Eaton Vance and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Kathleen C. Gaffney 1961	President	See Exhibit D

Vice President of Eaton Vance and BMR.  Formerly, vice president and portfolio manager at Loomis, Sayles & Company (for more than five years).  Officer of 1 registered investment company managed by Eaton Vance or BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by Eaton Vance or BMR.
Samuel D. Isaly(3) 1945	President	See Exhibit D	Managing Partner of OrbiMed Advisors LLC. Officer of 1 registered investment company managed by Eaton Vance or BMR.
James F. Kirchner 1967	Treasurer	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by Eaton Vance or BMR.
Thomas H. Luster 1962	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 3 registered investment companies managed by Eaton Vance or BMR.
Michael R. Mach 1947	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by EVM or BMR.

C-1

Name and Year of Birth(1)	Trust/Portfolio Position(s)(4)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(2)
Scott H. Page 1959	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 6 registered investment companies managed by Eaton Vance or BMR.
Lewis R. Piantedosi 1965	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 3 registered investment companies managed by Eaton Vance or BMR.
Susan Schiff 1961	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.
Eric A. Stein 1980	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 3 registered investment companies managed by Eaton Vance or BMR.
Payson F. Swaffield 1956	President or Vice President	See Exhibit D	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 155 registered investment companies managed by Eaton Vance or BMR.
Nancy B. Tooke 1946	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 1 registered investment company managed by Eaton Vance or BMR.
Michael W. Weilheimer 1961	President	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 5 registered investment companies managed by Eaton Vance or BMR.

(1)	The business address of each officer is Two International Place, Boston, MA 02110 with the exception of Christopher Darling and Samuel D. Isaly.
(2)	Includes both master and feeder funds in master-feeder structure.
(3)	The business address of Christopher Darling is Suite 3808, One Exchange Square, Central, Hong Kong. The business address for of Samuel D. Isaly is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(4)	See Exhibit D for the specific offices held on the Funds and Portfolios on which each officer serves.

C-2

EXHIBITD

Exhibit D

Positions Held and Year of Appointment as Officer(1)

Trusts(2)	Baur	Cirami	Darling	C. Gaffney	K. Gaffney	Gemma	Isaly	Kirchner	Luster	Mach	O’Neil	Page	Piantedosi	Schiff	Stein	Swaffield	Tooke	Weilheimer
Growth	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2013	--	--
Investment	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Municipals	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Municipals II	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Mutual Funds	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Series Trust	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2013	--	--
Series Trust II	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	P-1996
Special Investment	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Variable	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	P-2011	--	--
Portfolios(2)
Asian Small Companies	--	--	P-2014	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--
Bond	--	--	--	--	P-2013	VP-2013 S-2013	--	T-2013	--	--	CCO-2013	--	--	--	--	VP-2013	--	--
Boston Income	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	VP-2011	--	P-2001
CMBS	--	--	--	--	--	VP-2012 S-2012	--	T-2007	P-2012	--	CCO-2012	--	--	--	--	VP-2012	--	--
Currency Income Advantage	P-2013	--	--	--	--	VP-2013 S-2013	--	T-2013	--	--	CCO-2013	--	--	--	--	VP-2013	--	--
Dividend Builder	--	--	--	P-2013	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--
Emerging Markets Local Income	--	P-2012	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2007	--	--	--	--	VP-2011	--	--
Floating Rate	--	--	--	--	--	VP-2011 S-2007	--	T-2013	--	--	CCO-2004	P-2000	--	--	--	VP-2011	--	--
Global Macro Absolute Return Adv.	--	--	--	--	--	VP-2011 S-2010	--	T-2013	--	--	CCO-2010	--	--	--	P-2012	VP-2011	--	--
Global Macro Capital	--	--	--	--	--	VP-2013 S-2013	--	T-2013	--	--	CCO-2013	--	--	--	P-2013	VP-2013	--	--
Global Macro	--	P-2012	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	VP-2011	--	--
Global Opportunities	--	--	--	--	--	VP-2011 S-2009	--	T-2007	--	--	CCO-2009	--	--	--	P-2012	VP-2011	--	--
Government Obligations	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	P-2012	--	VP-2011	--	--
Greater India	--	--	P-2014	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--

D-1

Positions Held and Year of Appointment as Officer(1) -- Continued

Portfolios(2)	Baur	Cirami	Darling	C. Gaffney	K. Gaffney	Gemma	Isaly	Kirchner	Luster	Mach	O’Neil	Page	Piantedosi	Schiff	Stein	Swaffield	Tooke	Weilheimer
High Income Opportunities	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	VP-2011	--	P-1995
Inflation-Linked Securities	--	--	--	--	--	VP-2011 S-2010	--	T-2007	P-2010	--	CCO-2010	--	--	--	--	VP-2011	--	--
International Income	P-2012	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2007	--	--	--	--	VP-2011	--	--
Investment Grade Income	--	--	--	--	--	VP-2011 S-2007	--	T-2007	P-2002	--	CCO-2004	--	--	--	--	VP-2011	--	--
Large-Cap Core Research	--	--	--	P-2009	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2009	--	--	--	--	--	--	--
Large-Cap Growth	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	P-2002	--	--	--	--	--
Large-Cap Value	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	P-1999	CCO-2004	--	--	--	--	--	--	--
MSAM Completion	--	--	--	--	--	VP-2011 S-2011	--	T-2007	--	--	CCO-2011	--	--	--	--	P-2011	--	--
MSAR Completion	--	--	--	--	--	VP-2011 S-2010	--	T-2007	--	--	CCO-2010	--	--	--	--	P-2010	--	--
Parametric Market Neutral	--	--	--	--	--	VP-2011 S-2011	--	T-2007	--	--	CCO-2011	--	--	--	--	P-2013	--	--
Senior Debt	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	P-1996	--	--	--	VP-2011	--	--
Short Duration High Income	--	--	--	--	--	VP-2012 S-2012	--	T-2007	--	--	CCO-2012	--	--	--	--	VP-2012	--	P-2012
Short-Term U.S. Gov’t	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	P-2012	--	VP-2011	--	--
SMID-Cap	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	VP-2011	--	--
Tax-Managed Growth	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	P-2013	--	--	--	--	--
Tax-Managed International Equity	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--
Tax-Managed Multi-Cap Growth	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	P-2013	--	--	--	--	--
Tax-Managed Small-Cap	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	P-2006	--
Tax-Managed Small- Cap Value	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--
Tax-Managed Value	--	--	--	--	--	VP-2011 S-2007	--	T-2007	--	P-2001	CCO-2004	--	--	--	--	--	--	--
Worldwide Health Sciences	--	--	--	--	--	VP-2011 S-2007	P-1996	T-2007	--	--	CCO-2004	--	--	--	--	--	--	--

(1)

The full names of the Officer are listed in Exhibit C.  Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously.  Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds.  Titles may have changed since initial election.

(2)	The unabbreviated names of the Trusts and Portfolios are listed in the notice to this proxy statement.
Officer abbreviations are as follows: P-President; VP-Vice President; T-Treasurer; S-Secretary; and CCO-Chief Compliance Officer.

D-2

EXHIBITE

Exhibit E

Shares Beneficially Owned

The following table shows the dollar range of securities beneficially owned by each Trustee and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2013.  Any Fund not listed on the following table has no shares owned by a Trustee.  Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees.  The valuation date for the shares owned by Trustees is December 31, 2013.

Dollar Range of Shares Owned by

Fund Name	Scott E. Eston(2)(4)	Thomas E. Faust Jr.(1)	Allen R. Freedman(2)	Cynthia E. Frost(3)	George J. Gorman(3)	Valerie A. Mosley(2)	William H. Park(2)(4)	Ronald A. Pearlman(2)	Helen Frame Peters(2)	Harriett Tee Taggart(2)	Ralph F. Verni(2)(4)

Eaton Vance AMT-Free Municipal Income Fund	None	None	None	None	None	None	$10,001 - $50,000	None	None	None	None
Eaton Vance Atlanta Capital Select Equity Fund	None	$10,001 - $50,000	None	None	None	None	None	None	Over $100,000	None	None
Eaton Vance Atlanta Capital SMID-Cap Fund	None	$10,001 - $50,000	None	None	None	None	None	None	Over $100,000	None	None
Eaton Vance Balanced Fund	None	$50,001 - $100,000(5)	None	None	None	None	None	None	None	None	None
Eaton Vance Bond Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Diversified Currency Income Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Dividend Builder Fund	None	$50,001 - $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Floating-Rate & High Income Fund	None	None	Over $100,000	None	None	None	$10,001 - $50,000	None	None	$10,001 - $50,000	None
Eaton Vance Floating-Rate Advantage Fund	None	None	None	None	None	None	Over $100,000	None	None	$10,001 - $50,000	None
Eaton Vance Floating-Rate Fund	Over $100,000	Over $100,000	None	Over $100,000	None	None	None	$10,001 - $50,000	None	None	Over $100,000
Eaton Vance Focused Growth Opportunities Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Focused Value Opportunities Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Global Macro Absolute Return Fund	None	None	None	None	None	None	None	$50,001 - $100,000	None	None	None
Eaton Vance Global Macro Absolute Return Advantage Fund	None	$50,001 - $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Government Obligations Fund	Over $100,000	$10,001 - $50,000	None	None	None	None	None	$10,001 - $50,000	None	None	None
Eaton Vance Greater China Growth Fund	None	None	None	None	None	None	None	None	None	None	Over $100,000
Eaton Vance Greater India Fund	None	None	None	None	None	None	None	None	None	None	Over $100,000
Eaton Vance Hexavest Global Equity Fund	None	$50,001 - $100 000	None	None	None	None	None	None	None	None	None
Eaton Vance Income Fund of Boston	None	Over $100,000	None	None	None	None	None	None	None	None	Over $100,000

Dollar Range of Shares Owned by

Fund Name	Scott E. Eston(2)(4)	Thomas E. Faust Jr.(1)	Allen R. Freedman(2)	Cynthia E. Frost(3)	George J. Gorman(3)	Valerie A. Mosley(2)	William H. Park(2)(4)	Ronald A. Pearlman(2)	Helen Frame Peters(2)	Harriett Tee Taggart(2)	Ralph F. Verni(2)(4)

Eaton Vance Investment Grade Income Fund	None	Over $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Large-Cap Core Research Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Large-Cap Growth Fund	None	$50,001 - $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Large-Cap Value Fund	None	$50,001 - $100,000	None	None	None	None	Over $100,000	$10,001 - $50,000	None	None	Over $100,000
Eaton Vance Massachusetts Municipal Income Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	$10,001 - $50,000
Eaton Vance Multi-Cap Growth Fund	None	Over $100,000	None	None	None	None	Over $100,000	None	None	None	None
Eaton Vance National Municipal Income Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Richard Bernstein Equity Strategy Fund	None	None	Over $100,000	None	None	None	None	None	None	None	None
Eaton Vance Risk-Managed Equity Option Fund	None	None	None	None	None	None	$10,001 - $50,000	None	None	None	None
Eaton Vance Short Duration Government Income Fund	None	None	None	None	None	None	None	$50,001 - $100,000	None	None	None
Eaton Vance Small-Cap Fund	None	None	None	None	None	None	None	None	None	None	Over $100,000
Eaton Vance Special Equities Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	None	None	None	None	None	None	None	$10,001 - $50,000	None	None	None
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	None	None	None	None	None	None	None	$10,001 - $50,000	None	None	None
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	None	None	None	None	None	None	None	$10,001 - $50,000	None	None	None
Eaton Vance Tax-Managed Global Dividend Income Fund	None	$10,001 - $50,000	None	None	None	None	$10,001 - $50,000	None	None	None	None
Eaton Vance Tax-Managed Growth Fund 1.1	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Growth Fund 1.2	None	Over $100,000	None	None	None	None	$10,001 - $50,000	None	None	None	None
Eaton Vance Tax-Managed Multi-Cap Growth Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Small-Cap Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	$10,001 - $50,000	None
Eaton Vance Tax-Managed Value Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None		None
Eaton Vance U.S. Government Money Market Fund	None	None	None	None	None	None	None	None	Over $100,000	None	None
Eaton Vance Worldwide Health Sciences Fund	Over $100,000	$10,001 - $50,000	None	None	None	None	$10,001 - $50,000	None	None	None	None

Dollar Range of Shares Owned by

Fund Name	Scott E. Eston(2)(4)	Thomas E. Faust Jr.(1)	Allen R. Freedman(2)	Cynthia E. Frost(3)	George J. Gorman(3)	Valerie A. Mosley(2)	William H. Park(2)(4)	Ronald A. Pearlman(2)	Helen Frame Peters(2)	Harriett Tee Taggart(2)	Ralph F. Verni(2)(4)

Parametric Absolute Return Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Parametric Commodity Strategy Fund	None	None	None	None	None	None	Over $100,000	None	None	None	None
Parametric Emerging Markets Fund	None	$10,001 - $50,000	None	None	None	None	Over $100,000	$1 - $10,000	None	None	None
Parametric International Equity Fund	None	Over $100,000	None	None	None	None	None	None	None	None	None
Parametric Market Neutral Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Parametric Tax-Managed Emerging Markets Fund	None	None	None	None	None	None	None	None	None	$10,001 - $50,000	Over $100,000
Parametric Tax-Managed International Equity Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None

(1)  Interested Trustee.

(2)   Noninterested Trustee.

(3)   Nominee for Trustee.

(4)  For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

(5)  Includes shares held by Mr. Faust’s spouse.

EXHIBITF

Exhibit F

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component.  Each Fund and Portfolio currently pays each noninterested Trustee a pro rata share, as described below, of:  (i) an annual retainer of $225,000; (ii) an additional annual retainer of $140,000 for serving as the Chair of the noninterested Trustees; (iii) an additional annual retainer of $50,000 for Committee Service; (iv) an additional annual retainer of $25,000 for serving as the Governance Committee Chair, the Audit Committee Chair, the Compliance Committee Chair or the Portfolio Management Committee Chair (to be split evenly in the event of Co-Chairs); (v) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vi) out-of-pocket expenses.  The pro rata share paid by each Fund and Portfolio is based on the Fund’s and Portfolio’s average net assets as a percentage of the average net assets of all the funds and portfolios in the Eaton Vance family of funds.

Trusts/Portfolios*	Scott E. Eston	Allen R. Freedman	Valerie A. Mosley(2)	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Harriett Tee Taggart	Ralph F. Verni
Eaton Vance Growth Trust (17 series) Funds with 2/28 FYE Funds with 7/31 FYE Funds with 8/31 FYE Funds with 9/30 FYE	$7,097 5,295 5,295 5,295	$7,235 5,082 5,082 5,082	$2,141 4,763 4,763 4,763	$7,128 5,160 5,160 5,160	$7,128 5,160 5,160 5,160	$6,662 4,763 4,763 4,763	$7,088 5,189 5,189 5,189	$9,867 7,145 7,145 7,145
Eaton Vance Investment Trust (5 series) Funds with 3/31 FYE	4,265	4,265	4,265	4,620	4,620	4,265	4,265	6,397
Eaton Vance Municipals Trust (22 series) Funds with 7/31 FYE Funds with 8/31 FYE Funds with 9/30 FYE	20,363 20,363 20,363	19,619 19,619 19,619	18,503 18,503 18,503	20,044 20,044 20,044	20,044 20,044 20,044	18,503 18,503 18,503	19,991 19,991 19,991	27,754 27,754 27,754
Eaton Vance Municipals Trust II (4 series) Funds with 1/31 FYE	8,796	8,796	8,796	9,529	9,529	8,796	8,796	13,194
Eaton Vance Mutual Funds Trust (37 series) Funds with 1/31 FYE Funds with 8/31 FYE Funds with 9/30 FYE Funds with 10/31 FYE Funds with 11/30 FYE Funds with 12/31 FYE	19,258 18,824 18,824 18,824 18,824 18,824	19,355 18,124 18,124 18,124 18,124 18,124	4,865 17,074 17,074 17,074 17,074 17,074	19,005 18,497 18,497 18,497 18,497 18,497	19,005 18,497 18,497 18,497 18,497 18,497	17,730 17,074 17,074 17,074 17,074 17,074	19,130 18,474 18,474 18,474 18,474 18,474	26,307 25,611 25,611 25,611 25,611 25,611
Eaton Vance Series Trust (1 series) Fund with 12/31 FYE	55	53	50	54	54	50	54	75
Eaton Vance Series Trust II (2 series) Funds with 6/30 FYE Funds with 10/31 FYE	6,966 7,537	6,966 7,258	6,966 6,838	7,547 7,408	7,547 7,408	6,966 6,838	6,966 7,397	10,449 10,257
Eaton Vance Special Investment Trust (15 series) Funds with 10/31 FYE Funds with 11/30 FYE Funds with 12/31 FYE	4,537 4,537 4,537	4,351 4,351 4,351	4,071 4,071 4,071	4,410 4,410 4,410	4,410 4,410 4,410	4,071 4,071 4,071	4,444 4,444 4,444	6,106 6,106 6,106
Eaton Vance Variable Trust (2 series)	2,361	2,266	2,122	2,299	2,299	2,122	2,313	3,183

F-1

Trusts/Portfolios*	Scott E. Eston	Allen R. Freedman	Valerie A. Mosley(2)	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Harriett Tee Taggart	Ralph F. Verni
Asian Small Companies Portfolio	309	298	280	303	303	280	303	420
Bond Portfolio	412	383	341	369	369	341	397	511
Boston Income Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
CMBS Portfolio	197	189	177	191	191	177	193	265
Currency Income Advantage Portfolio	274	298	281	298	298	281	281	413
Dividend Builder Portfolio	4,619	4,447	4,189	4,538	4,538	4,189	4,533	6,284
Emerging Markets Local Income Portfolio	3,243	3,130	2,960	3,207	3,207	2,960	3,187	4,440
Floating Rate Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
Global Macro Absolute Return Advantage Portfolio	6,455	6,177	5,761	6,241	6,241	5,761	6,316	8,642
Global Macro Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
Global Opportunities Portfolio	1,985	1,921	1,825	1,977	1,977	1,825	1,953	2,737
Government Obligations Portfolio	4,987	4,817	4,562	4,942	4,942	4,562	4,902	6,843
Greater India Portfolio	1,408	1,362	1,293	1,401	1,401	1,293	1,385	1,940
High Income Opportunities Portfolio	3,998	3,854	3,637	3,941	3,941	3,637	3,926	5,456
International Income Portfolio	3,258	3,083	2,819	3,054	3,054	2,819	3,170	4,229
Investment Grade Income Portfolio	527	508	479	519	519	479	517	719
Large-Cap Core Research Portfolio	898	863	812	879	879	812	881	1,218
Large-Cap Growth Portfolio	720	694	654	709	709	654	707	982
Large-Cap Value Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
MSAM Completion Portfolio	67	64	60	65	65	60	65	90
MSAR Completion Portfolio	687	665	632	685	685	632	676	949
Parametric Market Neutral Portfolio	1,106	1,067	1,008	1,092	1,092	1,008	1,086	1,512
Senior Debt Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
Short Duration High Income Portfolio	287	276	260	281	281	260	281	389
Short-Term U.S. Government Portfolio	1,612	1,555	1,470	1,593	1,593	1,471	1,584	2,206
SMID-Cap Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
Tax-Managed Growth Portfolio	7,482	7,205	6,788	7,354	7,354	6,788	7,343	10,182
Tax-Managed International Equity Portfolio	505	486	458	496	496	458	495	686
Tax-Managed Multi-Cap Growth Portfolio	463	446	419	454	454	419	454	629
Tax-Managed Small-Cap Portfolio	626	602	567	614	614	567	614	850
Tax-Managed Small-Cap Value Portfolio	357	344	323	350	350	323	350	485
Tax-Managed Value Portfolio	3,671	3,529	3,316	3,592	3,592	3,316	3,600	4,974
Worldwide Health Sciences Portfolio	4,462	4,287	4,023	4,358	4,358	4,023	4,374	6,035

Complex Total(1)*	$245,000(3)	$255,000	$240,000	$260,000	$260,000	$240,000	$240,000	$360,000(4)

*

Complex total represents compensation for the calendar year ended December 31, 2013.  It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund’s or Portfolio’s most recently completed fiscal year.

(1)

As of April 1, 2014, the Eaton Vance fund complex consisted of 182 registered investment companies or series thereof.  The compensation schedule disclosed in the proxy reflects the current compensation schedule effective January 1, 2014, and was not in place for each Fund’s or Portfolio’s full fiscal year or the full calendar year ended December 31, 2013.  Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $52,835 for the calendar year ended December 31, 2013.

(2)

Ms. Mosley was appointed a Trustee effective January 1, 2014, and thus the compensation figures listed for each Fund and Portfolio and for the Complex are estimated based on amounts she would have received if she had been a Trustee for the full calendar year ended December 31, 2013 and for each Fund’s and Portfolio’s last full fiscal year.

(3)	Includes $236,017 of deferred compensation.
(4)	Includes $171,250 of deferred compensation.

F-2

EXHIBITG

Exhibit G

Aggregate Fees

The following table presents the aggregate fees billed to each Fund for that Fund’s last two fiscal years by the applicable independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods.  Unless otherwise noted, such fees were paid to Deloitte & Touche LLP.  No services described below were approved pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	-	12,800	12,200	-	-	-	-	8,740	8,640	-	-	-	-	21,540	20,840
Eaton Vance Atlanta Capital Focused Growth Fund	-	25,970	25,170	-	-	-	-	9,900	9,800	-	-	-	-	35,870	34,970
Eaton Vance Atlanta Capital Select Equity Fund	-	26,620	19,720	-	-	-	-	8,410	8,310	-	-	-	-	35,030	28,030
Eaton Vance Atlanta Capital SMID-Cap Fund	-	21,490	10,890	-	-	-	-	8,400	7,300	-	-	-	-	29,890	18,190
Eaton Vance Focused Growth Opportunities Fund	18,630	17,930	-	-	-	-	8,610	8,510	-	-	-	-	27,240	26,440	-
Eaton Vance Focused Value Opportunities Fund	18,630	17,930	-	-	-	-	8,610	8,510	-	-	-	-	27,240	26,440	-
Eaton Vance Global Natural Resources Fund	18,750	16,550	-	-	-	-	8,410	8,310	-	-	-	-	27,160	24,860	-
Eaton Vance Greater China Growth Fund	-	57,960	56,860	-	-	-	-	10,240	10,140	-	-	-	-	68,200	67,000
Eaton Vance Hexavest Emerging Markets Equity Fund(4)	-	24,350	-	-	-	-	-	11,240	-	-	-	-	-	35,590	-
Eaton Vance Hexavest Global Equity Fund(4)	-	24,350	-	-	-	-	-	11,240	-	-	-	-	-	35,590	-
Eaton Vance Hexavest International Equity Fund(4)	-	24,350	-	-	-	-	-	11,240	-	-	-	-	-	35,590	-
Eaton Vance Hexavest U.S. Equity Fund(4)	-	20,250	-	-	-	-	-	9,310	-	-	-	-	-	29,560	-
Eaton Vance Multi-Cap Growth Fund	-	39,940	39,040	-	-	-	-	13,990	14,720	-	-	-	-	53,930	53,760
Eaton Vance Richard Bernstein All Asset Strategy Fund	-	27,285	22,100	-	-	-	-	9,440	9,240	-	-	-	-	36,725	31,340
Eaton Vance Richard Bernstein Equity Strategy Fund	-	36,215	35,280	-	-	-	-	9,540	9,440	-	-	-	-	45,755	44,720
Eaton Vance Worldwide Health Sciences Fund	-	27,100	26,850	-	-	-	-	10,890	11,720	-	-	-	-	37,990	38,570
Parametric Balanced Risk Fund(5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	-	29,650	27,410	-	-	-	-	8,390	8,180	-	-	-	-	38,040	35,590

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	-	30,930	29,200	-	-	-	-	8,390	8,180	-	-	-	-	39,320	37,380
Eaton Vance National Limited Maturity Municipal Income Fund	-	49,600	48,608	-	-	-	-	10,740	10,480	-	-	-	-	60,340	59,088
Eaton Vance New York Limited Maturity Municipal Income Fund	-	34,180	32,938	-	-	-	-	8,590	8,380	-	-	-	-	42,770	41,318
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	-	29,100	27,410	-	-	-	-	8,390	8,180	-	-	-	-	37,490	35,590

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipal Income Fund	-	33,170	32,120	-	-	-	-	9,140	9,040	-	-	-	-	42,310	41,160
Eaton Vance Arizona Municipal Income Fund	-	31,420	31,170	-	-	-	-	9,140	9,040	-	-	-	-	40,560	40,210
Eaton Vance Arkansas Municipal Income Fund	-	31,430	28,830	-	-	-	-	9,240	9,140	-	-	-	-	40,670	37,970
Eaton Vance California Municipal Income Fund	-	55,360	54,260	-	-	-	-	10,290	10,190	-	-	-	-	65,650	64,450
Eaton Vance Connecticut Municipal Income Fund	-	32,590	37,240	-	-	-	-	9,240	9,140	-	-	-	-	41,830	46,380
Eaton Vance Georgia Municipal Income Fund	-	30,010	33,810	-	-	-	-	10,090	9,990	-	-	-	-	40,100	43,800
Eaton Vance Kentucky Municipal Income Fund	-	31,830	30,230	-	-	-	-	8,640	8,540	-	-	-	-	40,470	38,770
Eaton Vance Maryland Municipal Income Fund	-	36,460	36,460	-	-	-	-	9,990	9,890	-	-	-	-	46,450	46,350
Eaton Vance Massachusetts Municipal Income Fund	-	54,270	53,720	-	-	-	-	10,890	10,790	-	-	-	-	65,160	64,510
Eaton Vance Minnesota Municipal Income Fund	-	27,600	27,900	-	-	-	-	8,440	8,340	-	-	-	-	36,040	36,240
Eaton Vance Missouri Municipal Income Fund	-	32,160	31,910	-	-	-	-	9,290	9,190	-	-	-	-	41,450	41,100
Eaton Vance Municipal Opportunities Fund	-	19,320	18,020	-	-	-	-	8,610	8,510	-	-	-	-	27,930	26,530
Eaton Vance National Municipal Income Fund	-	102,232	99,070	-	-	-	-	27,190	26,890	-	-	-	-	129,422	125,960
Eaton Vance New Jersey Municipal Income Fund	-	53,360	52,810	-	-	-	-	9,790	9,690	-	-	-	-	63,150	62,500
Eaton Vance New York Municipal Income Fund	-	56,300	55,200	-	-	-	-	11,690	11,590	-	-	-	-	67,990	66,790
Eaton Vance North Carolina Municipal Income Fund	-	36,490	36,190	-	-	-	-	9,790	9,690	-	-	-	-	46,280	45,880
Eaton Vance Ohio Municipal Income Fund	-	38,460	37,560	-	-	-	-	9,490	9,390	-	-	-	-	47,950	46,950

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

Eaton Vance Oregon Municipal Income Fund	-	35,350	33,200	-	-	-	-	9,240	9,140	-	-	-	-	44,590	42,340
Eaton Vance Pennsylvania Municipal Income Fund	-	55,370	54,770	-	-	-	-	10,590	10,490	-	-	-	-	65,960	65,260
Eaton Vance South Carolina Municipal Income Fund	-	34,950	33,250	-	-	-	-	9,790	9,690	-	-	-	-	44,740	42,940
Eaton Vance Tennessee Municipal Income Fund	-	30,230	28,830	-	-	-	-	9,290	9,190	-	-	-	-	39,520	38,020
Eaton Vance Virginia Municipal Income Fund	-	32,790	37,790	-	-	-	-	9,290	9,190	-	-	-	-	42,080	46,980

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	76,170	77,070	-	-	-	-	14,740	14,540	-	-	-	-	90,910	91,610	-
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	33,870	18,170	-	-	-	-	8,690	8,590	-	-	-	-	42,560	26,760	-
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	18,870	18,170	-	-	-	-	8,690	8,590	-	-	-	-	27,560	26,760	-
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	34,540	34,740	-	-	-	-	8,690	8,590	-	-	-	-	43,230	43,330	-

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	-	67,142	65,030	-	-	-	-	13,170	13,070	-	-	-	-	80,312	78,100
Eaton Vance Atlanta Capital Horizon Growth Fund	-	27,350	23,550	-	-	-	-	7,640	7,540	-	-	-	-	34,990	31,090
Eaton Vance Build America Bond Fund	-	23,820	23,120	-	-	-	-	9,160	9,060	-	-	-	-	32,980	32,180
Eaton Vance Currency Income Advantage Fund(5)	-	12,050	-	-	-	-	-	10,810	-	-	-	-	-	22,860	-
Eaton Vance Diversified Currency Income Fund	-	17,420	11,820	-	-	-	-	9,800	9,700	-	-	-	-	27,220	21,520
Eaton Vance Emerging Markets Local Income Fund	-	12,420	11,820	-	-	-	-	10,855	10,755	-	-	-	-	23,275	22,575
Eaton Vance Floating-Rate Advantage Fund	-	18,380	17,680	-	-	-	-	22,420	23,050	-	-	-	-	40,800	40,730
Eaton Vance Floating-Rate Fund	-	25,190	14,590	-	-	-	-	8,450	9,280	-	-	-	-	33,640	23,870
Eaton Vance Floating-Rate & High Income Fund	-	20,280	19,580	-	-	-	-	8,950	9,780	-	-	-	-	29,230	29,360
Eaton Vance Global Dividend Income Fund	-	34,673	32,960	-	-	-	-	12,750	12,650	-	-	-	-	47,423	45,610
Eaton Vance Global Macro Absolute Return Advantage Fund	-	28,540	27,740	-	-	-	-	11,590	11,490	-	-	-	-	40,130	39,230
Eaton Vance Global Macro Absolute Return Fund	-	20,520	19,820	-	-	-	-	12,425	12,325	-	-	-	-	32,945	32,145

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year
Eaton Vance Government Obligations Fund	-	18,060	27,260	-	-	-	-	13,020	12,920	-	-	-	-	31,080	40,180
Eaton Vance High Income Opportunities Fund	-	15,550	14,850	-	-	-	-	8,710	8,610	-	-	-	-	24,260	23,460
Eaton Vance Large-Cap Core Research Fund	-	12,940	12,340	-	-	-	-	8,770	8,670	-	-	-	-	21,710	21,010
Eaton Vance Multi-Strategy Absolute Return Fund	-	20,340	19,640	-	-	-	-	18,430	18,750	-	-	-	-	38,770	38,390
Eaton Vance Multi-Strategy All Market Fund	-	35,730	30,030	-	-	-	-	25,260	25,060	-	-	-	-	60,990	55,090
Eaton Vance Short Duration Government Income Fund	-	27,880	27,080	-	-	-	-	14,410	14,210	-	-	-	-	42,290	41,290
Eaton Vance Short Duration High Income Fund(5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Eaton Vance Short Duration Strategic Income Fund	-	44,800	43,800	-	-	-	-	23,870	25,020	-	-	-	-	68,670	68,820
Eaton Vance Tax-Managed Equity Asset Allocation Fund	-	43,910	52,810	-	-	-	-	20,870	19,740	-	-	-	-	64,780	72,550
Eaton Vance Tax-Managed Global Dividend Income Fund	-	45,953	52,940	-	-	-	-	12,000	11,900	-	-	-	-	57,953	64,840
Eaton Vance Tax-Managed Growth Fund 1.1	-	15,460	14,760	-	-	-	-	6,810	6,710	-	-	-	-	22,270	21,470
Eaton Vance Tax-Managed Growth Fund 1.2	-	15,460	14,760	-	-	-	-	6,810	6,710	-	-	-	-	22,270	21,470
Eaton Vance Tax-Managed Multi-Cap Growth Fund	-	13,940	13,340	-	-	-	-	7,650	8,480	-	-	-	-	21,590	21,820
Eaton Vance Tax-Managed Small-Cap Fund	-	18,590	17,890	-	-	-	-	7,640	7,540	-	-	-	-	26,230	25,430
Eaton Vance Tax-Managed Small-Cap Value Fund	-	11,580	10,980	-	-	-	-	8,100	7,300	-	-	-	-	19,680	18,280
Eaton Vance Tax-Managed Value Fund	-	16,410	15,710	-	-	-	-	7,640	8,470	-	-	-	-	24,050	24,180
Eaton Vance U.S. Government Money Market Fund	-	17,540	16,840	-	-	-	-	8,130	6,530	-	-	-	-	25,670	23,370
Parametric Commodity Strategy Fund	-	49,460	45,940	-	-	-	-	34,660	32,360	-	-	-	-	84,120	78,300
Parametric Dividend Income Fund(5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Parametric Emerging Markets Core Fund(5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Parametric Emerging Markets Fund	74,970	76,420	-	-	-	-	16,360	24,590	-	-	-	-	91,330	101,010	-
Parametric Global Small-Cap Fund	23,250	19,550	-	-	-	-	9,310	10,240	-	-	-	-	32,560	29,790	-
Parametric International Equity Fund	24,110	23,310	-	-	-	-	12,330	13,160	-	-	-	-	36,440	36,470	-

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

Parametric Market Neutral Fund	-	22,630	13,130	-	-	-	-	8,160	8,990	-	-	-	-	30,790	22,120
Parametric Tax-Managed International Equity Fund	-	14,020	13,420	-	-	-	-	7,520	8,350	-	-	-	-	21,540	21,770

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	-	13,410	13,210	-	-	-	-	6,810	6,710	-	-	-	-	20,220	19,920

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	-	17,320	16,620	-	-	-	-	12,870	12,770	-	-	-	-	30,190	29,390
Parametric Tax-Managed Emerging Markets Fund	-	75,045	73,420	-	-	-	-	15,030	14,830	-	-	-	-	90,075	88,250

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	-	26,840	27,240	-	-	-	-	16,650	17,380	-	-	-	-	43,490	44,620
Eaton Vance Bond Fund(5)	-	12,150	-	-	-	-	-	10,310	-	-	-	-	-	22,460	-
Eaton Vance Commodity Strategy Fund	-	77,720	57,400	-	-	-	-	38,290	33,490	-	-	-	-	116,010	90,890
Eaton Vance Dividend Builder Fund	-	26,930	26,130	-	-	-	-	10,480	10,380	-	-	-	-	37,410	36,510
Eaton Vance Greater India Fund	-	15,150	14,550	-	-	-	-	8,740	8,640	-	-	-	-	23,890	23,190
Eaton Vance Investment Grade Income Fund	-	11,350	10,750	-	-	-	-	11,110	11,010	-	-	-	-	22,460	21,760
Eaton Vance Large-Cap Growth Fund	-	11,580	10,980	-	-	-	-	7,400	7,300	-	-	-	-	18,980	18,280
Eaton Vance Large-Cap Value Fund	-	27,140	16,440	-	-	-	-	9,550	10,380	-	-	-	-	36,690	26,820
Eaton Vance Real Estate Fund	-	25,580	14,880	-	-	-	-	10,600	10,500	-	-	-	-	36,180	25,380
Eaton Vance Risk-Managed Equity Option Fund	-	29,030	28,980	-	-	-	-	8,890	8,790	-	-	-	-	37,920	37,770
Eaton Vance Short Duration Real Return Fund	-	22,045	13,070	-	-	-	-	10,760	10,660	-	-	-	-	32,805	23,730
Eaton Vance Small-Cap Fund	-	30,440	29,640	-	-	-	-	12,550	12,450	-	-	-	-	42,990	42,090
Eaton Vance Small-Cap Value Fund	-	22,860	22,160	-	-	-	-	7,400	7,300	-	-	-	-	30,260	29,460
Eaton Vance Special Equities Fund	-	30,860	39,960	-	-	-	-	12,050	12,880	-	-	-	-	42,910	52,840
Parametric Absolute Return Fund	-	49,770	46,150	-	-	-	-	8,610	8,510	-	-	-	-	58,380	54,660

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	-	37,970	37,620	-	-	-	-	7,760	7,660	-	-	-	-	45,730	45,280
Eaton Vance VT Large-Cap Value Fund	-	30,010	34,110	-	-	-	-	8,770	9,600	-	-	-	-	38,780	43,710

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

Portfolios
Asian Small Companies Portfolio	-	38,630	38,230	-	-	-	-	11,660	13,585	-	-	-	-	50,290	51,815
Bond Portfolio(5)	-	21,200	-	-	-	-	-	15,000	-	-	-	-	-	36,200	-
Boston Income Portfolio	-	68,972	66,990	-	-	-	-	15,760	15,560	-	-	-	-	84,732	82,550
Currency Income Advantage Portfolio(5)	-	35,740	-	-	-	-	-	32,450	-	-	-	-	-	68,190	-
CMBS Portfolio	-	23,300	-	-	-	-	-	10,000	-	-	-	-	-	33,300	-
Dividend Builder Portfolio	-	47,370	46,870	-	-	-	-	14,470	14,270	-	-	-	-	61,840	61,140
Emerging Markets Local Income Portfolio	-	68,340	64,800	-	-	-	-	34,600	34,800	-	-	-	-	102,940	99,600
Floating Rate Portfolio	-	87,807	85,690	-	-	-	-	21,860	22,590	-	-	-	-	109,667	108,280
Global Macro Absolute Return Advantage Portfolio	-	85,280	77,090	-	-	-	-	40,680	40,780	-	-	-	-	125,960	117,870
Global Macro Capital Opportunities Portfolio(5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Global Macro Portfolio	-	218,284	242,030	-	-	-	-	41,360	41,460	-	-	-	-	259,644	283,490
Global Opportunities Portfolio	-	54,570	53,470	-	-	-	-	36,610	36,810	-	-	-	-	91,180	90,280
Government Obligations Portfolio	-	64,275	51,150	-	-	-	-	19,240	19,040	-	-	-	-	83,515	70,190
Greater India Portfolio	-	30,960	30,560	-	-	-	-	43,640	57,490	-	-	-	-	74,600	88,050
High Income Opportunities Portfolio	-	80,362	80,730	-	-	-	-	13,640	13,440	-	-	-	-	94,002	94,170
Inflation-Linked Securities Portfolio(6)	-	-	17,520	-	-	-	-	13,050	12,950	-	-	-	-	13,050	30,470
International Income Portfolio	-	69,700	59,030	-	-	-	-	34,600	34,800	-	-	-	-	104,300	93,830
Investment Grade Income Portfolio	-	39,010	43,010	-	-	-	-	17,820	17,620	-	-	-	-	56,830	60,630
Large-Cap Core Research Portfolio	-	21,790	21,590	-	-	-	-	15,750	16,480	-	-	-	-	37,540	38,070
Large-Cap Growth Portfolio	-	23,530	18,330	-	-	-	-	10,190	10,090	-	-	-	-	33,720	28,420
Large-Cap Value Portfolio	-	42,020	41,520	-	-	-	-	15,680	16,410	-	-	-	-	57,700	57,930
MSAM Completion Portfolio	-	25,200	20,550	-	-	-	-	8,350	8,250	-	-	-	-	33,550	28,800
MSAR Completion Portfolio	-	36,190	36,290	-	-	-	-	15,550	15,250	-	-	-	-	51,740	51,540
Parametric Market Neutral Portfolio	-	43,750	44,100	-	-	-	-	38,230	38,430	-	-	-	-	81,980	82,530
Senior Debt Portfolio	-	120,177	118,760	-	18,000	-	-	20,510	21,240	-	-	-	-	158,687	140,000
Short Duration High Income Portfolio	-	34,000	33,000	-	-	-	-	10,100	10,000	-	-	-	-	44,100	43,000
Short-Term U.S. Government Portfolio	-	24,310	25,310	-	-	-	-	12,120	12,020	-	-	-	-	36,430	37,330
SMID-Cap Portfolio	-	33,800	18,600	-	-	-	-	8,730	6,630	-	-	-	-	42,530	25,230
Tax-Managed Growth Portfolio	-	89,650	88,650	-	-	-	-	11,700	12,530	-	-	-	-	101,350	101,180
Tax-Managed International Equity Portfolio	-	28,390	28,090	-	-	-	-	7,890	7,790	-	-	-	-	36,280	35,880
Tax-Managed Multi-Cap Growth Portfolio	-	23,390	28,090	-	-	-	-	8,780	9,610	-	-	-	-	32,170	37,700

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Fund Name	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year
Tax-Managed Small-Cap Portfolio	-	32,710	47,210	-	-	-	-	6,960	6,860	-	-	-	-	39,670	54,070
Tax-Managed Small-Cap Value Portfolio	-	23,570	23,270	-	-	-	-	8,240	6,640	-	-	-	-	31,810	29,910
Tax-Managed Value Portfolio	-	69,340	68,540	-	-	-	-	8,560	9,390	-	-	-	-	77,900	77,930
Worldwide Health Sciences Portfolio	-	51,070	50,470	-	-	-	-	14,200	14,930	-	-	-	-	65,270	65,400

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)

All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

(4)

This Fund has not completed two fiscal years of operations.

(5)

This Fund has not completed its first full fiscal year of operations.

(6)

This Portfolio ceased operations on July 16, 2013.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for that Fund’s last two fiscal years by the Fund’s applicable independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for each Fund’s last two fiscal years by each Fund’s applicable registered public accounting firm.  Unless otherwise noted, such fees were paid to Deloitte & Touche LLP.

	2014 Fiscal Year		2013 Fiscal Year		2012 Fiscal Year
Trust/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	-	-	8,740	213,760	8,640	725,859
Eaton Vance Atlanta Capital Focused Growth Fund	-	-	9,900	213,760	9,800	723,619
Eaton Vance Atlanta Capital Select Equity Fund	-	-	8,410	213,760	8,310	723,619
Eaton Vance Atlanta Capital SMID-Cap Fund	-	-	8,400	213,760	7,300	723,619
Eaton Vance Focused Growth Opportunities Fund	8,610	370,325	8,510	505,489	-	-
Eaton Vance Focused Value Opportunities Fund	8,610	370,325	8,510	505,489	-	-
Eaton Vance Global Natural Resources Fund(2)	8,410	370,325	8,310	189,489	-	-
Eaton Vance Greater China Growth Fund	-	-	10,240	213,760	10,140	725,859
Eaton Vance Hexavest Emerging Markets Equity Fund(2)	-	-	11,240	72,602	-	-
Eaton Vance Hexavest Global Equity Fund(2)	-	-	11,240	72,602	-	-
Eaton Vance Hexavest International Equity Fund(2)	-	-	11,240	72,602	-	-
Eaton Vance Hexavest U.S. Equity Fund(2)	-	-	9,310	72,602	-	-
Eaton Vance Multi-Cap Growth Fund	-	-	13,990	213,760	14,720	725,859
Eaton Vance Richard Bernstein All Asset Strategy Fund	-	-	9,440	213,760	9,240	725,859
Eaton Vance Richard Bernstein Equity Strategy Fund	-	-	9,540	213,760	9,440	725,859
Eaton Vance Worldwide Health Sciences Fund	-	-	10,890	213,760	11,720	725,859
Parametric Balanced Risk Fund(3)	-	-	-	-	-	-

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	-	-	8,390	276,089	8,180	585,961
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	-	-	8,390	276,089	8,180	585,961
Eaton Vance National Limited Maturity Municipal Income Fund	-	-	10,740	276,089	10,480	585,961
Eaton Vance New York Limited Maturity Municipal Income Fund	-	-	8,590	276,089	8,380	585,961
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	-	-	8,390	276,089	8,180	585,961

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipal Income Fund	-	-	9,140	213,760	9,040	725,859
Eaton Vance Arizona Municipal Income Fund	-	-	9,140	72,602	9,040	725,859
Eaton Vance Arkansas Municipal Income Fund	-	-	9,240	213,760	9,140	725,859
Eaton Vance California Municipal Income Fund	-	-	10,290	213,760	10,190	723,619
Eaton Vance Connecticut Municipal Income Fund	-	-	9,240	72,602	9,140	725,859
Eaton Vance Georgia Municipal Income Fund	-	-	10,090	213,760	9,990	725,859
Eaton Vance Kentucky Municipal Income Fund	-	-	8,640	213,760	8,540	725,859
Eaton Vance Maryland Municipal Income Fund	-	-	9,990	213,760	9,890	725,859
Eaton Vance Massachusetts Municipal Income Fund	-	-	10,890	213,760	10,790	723,619
Eaton Vance Minnesota Municipal Income Fund	-	-	8,440	72,602	8,340	725,859
Eaton Vance Missouri Municipal Income Fund	-	-	9,290	213,760	9,190	725,859
Eaton Vance Municipal Opportunities Fund	-	-	8,610	72,602	8,510	725,859
Eaton Vance National Municipal Income Fund	-	-	27,190	213,760	26,890	723,619
Eaton Vance New Jersey Municipal Income Fund	-	-	9,790	72,602	9,690	725,859
Eaton Vance New York Municipal Income Fund	-	-	11,690	213,760	11,590	723,619
Eaton Vance North Carolina Municipal Income Fund	-	-	9,790	213,760	9,690	725,859

	2014 Fiscal Year		2013 Fiscal Year		2012 Fiscal Year
Trust/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Eaton Vance Ohio Municipal Income Fund	-	-	9,490	213,760	9,390	723,619
Eaton Vance Oregon Municipal Income Fund	-	-	9,240	213,760	9,140	725,859
Eaton Vance Pennsylvania Municipal Income Fund	-	-	10,590	72,602	10,490	725,859
Eaton Vance South Carolina Municipal Income Fund	-	-	9,790	213,760	9,690	725,859
Eaton Vance Tennessee Municipal Income Fund	-	-	9,290	213,760	9,190	725,859
Eaton Vance Virginia Municipal Income Fund	-	-	9,290	213,760	9,190	725,859

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	14,740	370,325	14,540	505,489	-	-
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	8,690	370,325	8,590	505,489	-	-
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	8,690	370,325	8,590	505,489	-	-
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	8,690	370,325	8,590	505,489	-	-

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	-	-	13,170	213,760	13,070	723,619
Eaton Vance Atlanta Capital Horizon Growth Fund	-	-	7,640	213,760	7,540	723,619
Eaton Vance Build America Bond Fund	-	-	9,160	213,760	9,060	723,619
Eaton Vance Currency Income Advantage Fund(3)	-	-	10,810	187,509	-	-
Eaton Vance Diversified Currency Income Fund	-	-	9,800	370,325	9,700	683,619
Eaton Vance Emerging Markets Local Income Fund	-	-	10,855	370,325	10,755	683,619
Eaton Vance Floating-Rate Advantage Fund	-	-	22,420	370,325	23,050	683,619
Eaton Vance Floating-Rate Fund	-	-	8,450	370,325	9,280	683,619
Eaton Vance Floating-Rate & High Income Fund	-	-	8,950	370,325	9,780	683,619
Eaton Vance Global Dividend Income Fund	-	-	12,750	370,325	12,650	683,619
Eaton Vance Global Macro Absolute Return Advantage Fund	-	-	11,590	370,325	11,490	683,619
Eaton Vance Global Macro Absolute Return Fund	-	-	12,425	370,325	12,325	683,619
Eaton Vance Government Obligations Fund	-	-	13,020	370,325	12,920	683,619
Eaton Vance High Income Opportunities Fund	-	-	8,710	370,325	8,610	683,619
Eaton Vance Large-Cap Core Research Fund	-	-	8,770	370,325	8,670	615,489
Eaton Vance Multi-Strategy Absolute Return Fund	-	-	18,430	370,325	18,750	683,619
Eaton Vance Multi-Strategy All Market Fund	-	-	25,260	370,325	25,060	683,619
Eaton Vance Short Duration Government Income Fund	-	-	14,410	370,325	14,210	683,619
Eaton Vance Short Duration High Income Fund(3)	-	-	-	-	-	-
Eaton Vance Short Duration Strategic Income Fund	-	-	23,870	370,325	25,020	683,619
Eaton Vance Tax-Managed Equity Asset Allocation Fund	-	-	20,870	370,325	19,740	683,619
Eaton Vance Tax-Managed Global Dividend Income Fund	-	-	12,000	370,325	11,900	683,619
Eaton Vance Tax-Managed Growth Fund 1.1	-	-	6,810	370,325	6,710	615,489
Eaton Vance Tax-Managed Growth Fund 1.2	-	-	6,810	370,325	6,710	615,489
Eaton Vance Tax-Managed Multi-Cap Growth Fund	-	-	7,650	370,325	8,480	683,619
Eaton Vance Tax-Managed Small-Cap Fund	-	-	7,640	370,325	7,540	683,619
Eaton Vance Tax-Managed Small-Cap Value Fund	-	-	8,100	370,325	7,300	683,619
Eaton Vance Tax-Managed Value Fund	-	-	7,640	370,325	8,470	683,619
Eaton Vance U.S. Government Money Market Fund	-	-	8,130	370,325	6,530	683,619
Parametric Commodity Strategy Fund	-	-	34,660	370,325	32,360	615,489
Parametric Dividend Income Fund(3)	-	-	-	-	-	-
Parametric Emerging Markets Core Fund(3)	-	-	-	-	-	-

	2014 Fiscal Year		2013 Fiscal Year		2012 Fiscal Year
Trust/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Parametric Emerging Markets Fund	16,360	370,325	24,590	505,489	-	-
Parametric Global Small-Cap Fund(2)	9,310	370,325	10,240	-	-	-
Parametric International Equity Fund	12,330	370,325	13,160	505,489	-	-
Parametric Market Neutral Fund	-	-	8,160	370,325	8,990	683,619
Parametric Tax-Managed International Equity Fund	-	-	7,520	370,325	8,350	683,619

Eaton Vance Series Fund, Inc.
Eaton Vance Institutional Emerging Markets Debt Fund(2)	-	-	15,310	72,602	-	-

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	-	-	6,810	370,325	6,710	615,489

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	-	-	12,870	370,325	12,770	683,619
Parametric Tax-Managed Emerging Markets Fund	-	-	15,030	105,091	14,830	696,130

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	-	-	16,650	370,325	17,380	615,489
Eaton Vance Bond Fund(3)	-	-	10,310	187,509	-	-
Eaton Vance Commodity Strategy Fund	-	-	38,290	370,325	33,490	615,489
Eaton Vance Dividend Builder Fund	-	-	10,480	370,325	10,380	615,489
Eaton Vance Greater India Fund	-	-	8,740	370,325	8,640	615,489
Eaton Vance Investment Grade Income Fund	-	-	11,110	370,325	11,010	615,489
Eaton Vance Large-Cap Growth Fund	-	-	7,400	370,325	7,300	615,489
Eaton Vance Large-Cap Value Fund	-	-	9,550	370,325	10,380	615,489
Eaton Vance Real Estate Fund	-	-	10,600	370,325	10,500	615,489
Eaton Vance Risk-Managed Equity Option Fund	-	-	8,890	370,325	8,790	662,119
Eaton Vance Short Duration Real Return Fund	-	-	10,760	370,325	10,660	683,619
Eaton Vance Small-Cap Fund	-	-	12,550	370,325	12,450	615,489
Eaton Vance Small-Cap Value Fund	-	-	7,400	370,325	7,300	615,489
Eaton Vance Special Equities Fund	-	-	12,050	370,325	12,880	615,489
Parametric Absolute Return Fund	-	-	8,610	370,325	8,510	615,489

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	-	-	7,760	370,325	7,660	615,489
Eaton Vance VT Large-Cap Value Fund	-	-	8,770	370,325	9,600	615,489

Portfolios
Asian Small Companies Portfolio	-	-	11,660	213,760	13,585	725,859
Bond Portfolio(3)	-	-	15,000	370,325	-	-
Boston Income Portfolio	-	-	15,760	370,325	15,560	683,619
Currency Income Advantage Portfolio(3)	-	-	32,450	353,723	-	-
CMBS Portfolio	-	-	10,000	370,325	-	683,619
Dividend Builder Portfolio	-	-	14,470	370,325	14,270	615,489
Emerging Markets Local Income Portfolio	-	-	34,600	370,325	34,800	683,619
Floating Rate Portfolio	-	-	21,860	370,325	22,590	683,619

	2014 Fiscal Year		2013 Fiscal Year		2012 Fiscal Year
Trust/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Global Macro Absolute Return Advantage Portfolio	-	-	40,680	370,325	40,780	683,619
Global Macro Capital Opportunities Portfolio(3)	-	-	-	156,565	-	-
Global Macro Portfolio	-	-	41,360	370,325	41,460	683,619
Global Opportunities Portfolio	-	-	36,610	370,325	36,810	683,619
Government Obligations Portfolio	-	-	19,240	370,325	19,040	683,619
Greater India Portfolio	-	-	43,640	370,325	57,490	615,489
High Income Opportunities Portfolio	-	-	13,640	370,325	13,440	683,619
Inflation-Linked Securities Portfolio(4)	-	-	13,050	370,325	12,950	683,619
International Income Portfolio	-	-	34,600	370,325	34,800	615,489
Investment Grade Income Portfolio	-	-	17,820	370,325	17,620	615,489
Large-Cap Core Research Portfolio	-	-	15,750	370,325	16,480	615,489
Large-Cap Growth Portfolio	-	-	10,190	370,325	10,090	615,489
Large-Cap Value Portfolio	-	-	15,680	370,325	16,410	683,619
MSAM Completion Portfolio	-	-	8,350	370,325	8,250	683,619
MSAR Completion Portfolio	-	-	15,550	370,325	15,250	683,619
Parametric Market Neutral Portfolio	-	-	38,230	370,325	38,430	683,619
Senior Debt Portfolio	-	-	38,510	370,325	21,240	683,619
Short Duration High Income Portfolio(2)	-	-	10,100	370,325	10,000	505,489
Short-Term U.S. Government Portfolio	-	-	12,120	370,325	12,020	683,619
SMID-Cap Portfolio	-	-	8,730	213,760	6,630	723,619
Tax-Managed Growth Portfolio	-	-	11,700	370,325	12,530	615,489
Tax-Managed International Equity Portfolio	-	-	7,890	370,325	7,790	683,619
Tax-Managed Multi-Cap Growth Portfolio	-	-	8,780	370,325	9,610	683,619
Tax-Managed Small-Cap Portfolio	-	-	6,960	370,325	6,860	683,619
Tax-Managed Small-Cap Value Portfolio	-	-	8,240	370,325	6,640	683,619
Tax-Managed Value Portfolio	-	-	8,560	370,325	9,390	683,619
Worldwide Health Sciences Portfolio	-	-	14,200	213,760	14,930	725,859

(1)

The Funds’ investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of Eaton Vance Corp.

(2)

This Fund has not completed two fiscal years of operations.

(3)

This Fund has not completed its first full fiscal year of operations.

(4)

This Portfolio ceased operations on July 16, 2013.

PROXYCARD

EatonVance Investment Managers

EATON VANCE GROUP OF FUNDS

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE TODAY!**

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(866) 829-0135** Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER 12345678910

The undersigned holders(s) of beneficial interest of FUND NAME MERGED (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD, and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on May 29, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRE IF MAILED IN THE U.S.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE GROUP OF FUNDS

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			
1. To elect as Trustees the following nominees:	O	O	O

a. Scott E. Eston
b. Cynthia E. Frost
c. George J. Gorman
d. Valerie A. Mosley
e. Harriett Tee Taggart

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

NOTICEANDACCESS

April 4, 2014

EATON VANCE GROUP OF FUNDS

Two International Place

Boston, MA 02110

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 29, 2014

NA1 NA2 NA3 NA4	The control number below will allow you to access proxy information online for all your investments connected with this Special Meeting. To access your proxy please logon to: www.proxyonline.com

YOUR CONTROL NUMBER IS: 012345678910

Dear Shareholder,

Notice is hereby given that a Special Meeting of Shareholders of the Eaton Vance Group of Funds to be held at Two International Place, Boston, Massachusetts 02110, on May 29, 2014 at 11:30 a.m. Eastern Time, or as adjourned.

Shareholders of the Funds will be asked at the Meeting:

1.

To consider and act upon a proposal to elect five Trustees.

2.

To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

The Board of Trustees recommends that you vote FOR the election of each nominee of its respective Trust as a Trustee of the Trust.

This communication presents only an overview of the more complete proxy materials available to you on the Internet at www.proxyonline.com.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please go to www.proxyonline.com and enter the control number found in the box above.  Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares.  You may choose to vote via the internet, by touchtone phone, or print the ballot and mail it in.

Please read the proxy materials carefully and vote your shares.  If you should have any questions about this Notice or the proxy materials, please call (866) 829-0135 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

By Order of the Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

If you would like to receive a paper or electronic copy of the proxy material,

please see the reverse side for instructions.

SHAREHOLDER PRIVACY:  To ensure your privacy there is no personal information required to view or request proxy materials and/or vote.  The control number listed above is a unique identifier created for this proxy and this proxy only.  It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIALS

If you would like to receive a paper or electronic copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy using any of the options below.  If you wish to receive a paper copy through the mail please make that request on or before May 22, 2014 to allow for timely delivery.   If you request to receive an electronic copy please do so by May 27, 2014.

By Internet

Go to www.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy materials to be sent to your email address or to your address of record on your account, your choice.

You may also elect to receive all future proxy materials from Eaton Vance via the U.S. Post Office or e-mail.

By Phone

You can request either an electronic copy or paper copy of the proxy materials by calling toll-free (866) 829-0135 and reference the control number found in the box on the upper right hand corner of the reverse side.  Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern Time.

By E-Mail

To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below:

For a paper copy:

paperproxy@proxyonline.com

For an electronic copy:

emailproxy@proxyonline.com

To elect to receive all future proxy materials via the referenced delivery method, please type “Permanent Request” in the body of the e-mail.

Endnotes